Exhibit 10.1
EXECUTION VERSION

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS

This Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents (this “Amendment”) is made as of August 18, 2015 by and among:
AEROPOSTALE, INC., a Delaware corporation (the “Borrower”);
The GUARANTORS party hereto (collectively, the “Guarantors”);
The LENDERS party hereto; and
BANK OF AMERICA, N.A., as agent (in such capacity, the “Agent”) for the ratable benefit of the Credit Parties (as defined in the Loan Agreement referred to below);
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of September 22, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among (i) the Borrower, (ii) the Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto, and (iv) the Agent;
WHEREAS, contemporaneously herewith, Bank of America, N.A., Wells Fargo Bank, National Association, and General Electric Capital Corporation (“GECC”) have entered into that certain Master Assignment and Acceptance (the “Master Assignment”), pursuant to which, among other things, GECC has become a Lender under the Loan Agreement and the Commitments have been changed as set forth therein; and
WHEREAS, the parties hereto have agreed to amend certain provisions of the Loan Agreement as set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Loan Agreement (as amended hereby) unless otherwise defined herein.

2.	Amendments to Loan Agreement.

(a)	Article 1 of the Loan Agreement is hereby amended as follows:

(i)	By amending and restating the definition of “Applicable Margin” so it reads in its entirety as follows:
“Applicable Margin”:

(1)    With respect to the Revolving Credit Loans,

(a)     From the Fourth Amendment Effective Date through and including October 31, 2015, the percentages set forth in Level I of the pricing grid below; and

(b)     From and after November 1, 2015, the following percentages based upon the following performance criteria:

Level	Average Outstandings (Revolving Credit)	Eurodollar Loans Margin	Prime Rate Margin	Line (Unused) Fee
I	Less than $87,500,000.00	1.50%	0.50%	0.375%
II	Greater than or equal to $87,500,000.00	1.75%	0.75%	0.25%

The Applicable Margin in respect of the Revolving Credit shall be adjusted quarterly as of the first day of each February, May, August, and November, commencing November 1, 2015, based upon the Borrower’s Average Outstandings (Revolving Credit) calculated for the most recent quarter then ended.
(2)     With respect to the FILO Loans:
(a)     From the Fourth Amendment Effective Date through and including October 31, 2015, the percentages set forth in Level I of the pricing grid below; and

(b)     From and after November 1, 2015, the following percentages based upon the following performance criteria:

Level	Average Outstandings (FILO)	Eurodollar Loans Margin	Prime Rate Margin	Line (Unused) Fee
I	Less than $20,000,000.00	3.50%	2.50%	0.375%
II	Greater than or equal to $20,000,000.00	3.50%	2.50%	0.25%

The Applicable Margin in respect of the FILO Facility shall be adjusted quarterly as of the first day of each February, May, August, and November, commencing November 1, 2015, based upon the Borrower’s Average Outstandings (FILO) calculated for the most recent quarter then ended.
In each case of clauses (1) and (2), upon the occurrence of an Event of Default, at the option of the Agent, interest shall be determined in the manner set forth in Section 2-10(f).

(ii)	By amending and restating the definition of “Borrowing Base (FILO)” so it reads in its entirety as follows:
“Borrowing Base (FILO)”:    The amount calculated pursuant to the following formula:

(i)    the Trade Name Advance Rate multiplied by the most recent Appraised Value of Eligible Trade Names;
minus
(ii)    Reserves in respect of Eligible Trade Names.

(iii)	By amending and restating the definition of “Borrowing Base (Revolving Credit)” so it reads in its entirety as follows:
“Borrowing Base (Revolving Credit)”:    The amount calculated pursuant to the following formula:
(i)    the Inventory Advance Rate multiplied by the most recent Appraised Value of Acceptable Inventory multiplied by the Cost of Acceptable Inventory;
plus
(ii)    90% of the face amount of Eligible Credit Card Receivables;

minus
(iii)    Reserves.

(iv)	By amending and restating the definition of “Commitment” so it reads in its entirety as follows:
“Commitment”: Subject to the provisions of Sections 2-23 and 2-24, as of the Fourth Amendment Effective Date, as follows:

LENDER	DOLLAR COMMITMENT (REVOLVING CREDIT)	COMMITMENT PERCENTAGE (REVOLVING CREDIT)	DOLLAR COMMITMENT (FILO)	COMMITMENT PERCENTAGE (FILO)
Bank of America, N.A.	$58,333,333.34	33.333333330%	$13,333,333.34	33.333333330%
Wells Fargo Bank, National Association	$58,333,333.33	33.333333330%	$13,333,333.33	33.333333330%
General Electric Capital Corporation	$58,333,333.33	33.333333330%	$13,333,333.33	33.333333330%

(v)	By amending and restating the definition of “Fee Letter” so it reads in its entirety as follows:
“Fee Letter”:    Collectively, (i) the letter agreement, dated June 15, 2011, between the Borrower, the Agent, and Arranger with respect to certain fees payable to the Agent, Arranger, and Lenders in connection with this Agreement, (ii) the letter agreement, dated the First Amendment Effective Date, among the Borrower, the Agent and the Arranger with respect to certain fees payable to the Agent, Arranger, and Lenders in connection with that certain Joinder and First Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Ancillary Documents, dated the First Amendment Effective Date, among the Borrower, the Guarantors, the Agent and the Lenders, and (iii) the Fourth Amendment Fee Letter.

(vi)	By amending and restating the definition of “Loan Ceiling (FILO)” so it reads in its entirety as follows:
“Loan Ceiling (FILO)”:    $40,000,000.00, as may be modified from time to time in accordance with Section 2-3(b) of this Agreement.

(vii)	By amending and restating the definition of “Loan Ceiling (Revolving Credit)” so it reads in its entirety as follows:

“Loan Ceiling (Revolving Credit)”:    $175,000,000.00, as may be modified from time to time in accordance with Sections 2-3(a) and 2-24 of this Agreement.

(viii)	By amending and restating the definition of “Maturity Date” so it reads in its entirety as follows:
“Maturity Date”: February 21, 2019; provided, that (i) if the Tranche A Maturity Date (as defined in the Term Loan Agreement on the Fourth Amendment Effective Date) is extended (whether in connection with a Permitted Refinancing or otherwise), then, so long as no Event of Default then exists, the Maturity Date automatically shall be further extended to a date that is ninety (90) days prior to such extended Tranche A Maturity Date, but in no event later than the fifth anniversary of the Fourth Amendment Effective Date, and (ii) if at any time commencing on the date hereof but prior to then current Maturity Date, (a) the Indebtedness in respect of the Tranche A Term Loan Facility has been repaid, or (b) (x) the outstanding principal balance (including any capitalized interest) of the Tranche A Term Loan Facility is equal to or less than $50,000,000, (y) the Agent shall have instituted and maintained a Reserve against the Borrowing Base (Revolving Credit) equal to 100% of such outstanding principal balance, and (z) after giving effect to the foregoing Reserve, Availability (Revolving Credit) is greater than zero, then, so long as no Event of Default then exists, the Maturity Date automatically shall be extended, as of the date of such repayment or the date the conditions set forth in clause (ii)(b) have been satisfied, as applicable, to the fifth anniversary of the Fourth Amendment Effective Date.

(ix)	By adding the following new definitions in appropriate alphabetical order:
“Covenant Compliance Event”: Availability (Revolving Credit) at any time is less than 10% of the lesser of (A) the Dollar Commitments (Revolving Credit) and (B) the Borrowing Base (Revolving Credit). For purposes hereof, the occurrence of a Covenant Compliance Event shall be deemed continuing until Availability (Revolving Credit) equals or has exceeded 10% of the lesser of (A) the Dollar Commitments (Revolving Credit) and (B) the Borrowing Base (Revolving Credit), in either case, for sixty (60) consecutive days, in which case a Covenant Compliance Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of a Covenant Compliance Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Covenant Compliance Event in the event that the conditions set forth in this definition again arise.
“Fourth Amendment”: That certain Fourth Amendment to Third Amended and Restated Loan and Security Agreement, dated the Fourth Amendment Effective Date, among the Borrower, the Guarantors, the Agent and the Lenders.
“Fourth Amendment Effective Date”: August 18, 2015.

“Fourth Amendment Fee Letter”: The letter agreement, dated the Fourth Amendment Effective Date, among the Borrower, the Agent and the Arranger with respect to certain fees payable to the Agent, Arranger, and Lenders in connection with the Fourth Amendment.
“Inventory Advance Rate”: (i) each year, during the four-month period commencing on the date the Agent shall have received the Borrowing Base Certificate for the Borrower’s fiscal month of March as and when required pursuant to Section 5-5 and ending on the date the Borrower shall have delivered or have been required to deliver the Borrowing Base Certificate for the Borrower’s fiscal month of June pursuant to Section 5-5, 92.5%; and (ii) at all other times, 90%.
“Restricted Cash”: as of any date of determination thereof, the U.S. domestic cash, checks and Cash Equivalents of the Loan Parties that consist of any of the following: (i) petty cash and cash and checks in store cash registers, and in the case of cash and checks in amounts that are consistent with the Loan Parties’ historic practices for holding such items; (ii) cash and checks in transit to a depository institution for deposit therein in accordance with the Loan Parties’ historic practices for making such deposits but in any event within three (3) Business Day after the date that such cash or checks are received by a Loan Party; (iii) funds on deposit in a Store DDA and not yet transferred to a Blocked Account or the Concentration Account in accordance with Article 7; (iv) cash or checks received on a day that is not a Business Day or received after 3 p.m. on a Business Day so long as such cash or checks are deposited in a DDA in accordance with Section 7-4(e) but such cash or checks shall no longer constitute Restricted Cash on the first Business Day after such cash or checks were received by a Loan Party; and (v) cash and Cash Equivalents in Trust Deposit Accounts.
“Store DDA”: a DDA that is used primarily for the deposit by a Loan Party of cash and checks that are received in a retail store operated by such Loan Party.
“Trade Name Advance Rate”: 50%, as such percentage shall be reduced by 5% on the first day of each year commencing on January 1, 2017. For the avoidance of doubt, as of January 1, 2017, the Trade Name Advance Rate shall be 45%, and subsequent reductions shall occur in like amounts.
“Unrestricted Cash”: as of any date of determination thereof, the unrestricted U.S. domestic cash, checks and Cash Equivalents of the Loan Parties (excluding Restricted Cash). It is expressly understood and agreed that cash, checks and Cash Equivalents shall be considered unrestricted for purposes of this definition notwithstanding that such assets are subject to Encumbrances of a type described in clause (i), (xi), (xvii) or (xix) of Section 4-6(a).

(b)	Article 2 of the Loan Agreement is hereby amended as follows:

(i)	By adding the following new clause (iv) at the end of clause (a) of Section 2-5 Loan Requests:

(iv)    If Availability (Revolving Credit) is, or would be after giving effect to any requested loan, advance or other financial accommodation, less than twenty-five percent (25%) of the lesser of (A) the Commitments (Revolving Credit) and (B) the Borrowing Base (Revolving Credit), no such loan, advance or other financial accommodation shall be made until such time as the Agent has completed, and received the results of, a Trademark appraisal (completed as of a date not more than two (2) months prior to the date of determination) in accordance with the provisions of Section 5-10 hereof.

(ii)	By adding the phrase “Subject to the terms and conditions of the Agency Agreement,” at the beginning of clause (a) of Section 2-23 Lenders’ Commitments.

(iii)	By adding the following proviso at the end of clause (iv) of Section 2-23(a):
provided, however the foregoing provision shall not apply with respect to any assignments made pursuant to the Fourth Amendment.

(c)
Article 4 of the Loan Agreement is hereby amended by amending Section 4-18 Investments by adding the phrase “or equity interests in another Person (other than a Subsidiary of a Loan Party)” immediately after the phrase “Acquire any assets” in clause (h) thereof.

(d)	Article 5 of the Loan Agreement is hereby amended as follows:

(i)	By amending Section 5-5 Borrowing Base Certificates by deleting the second sentence thereof and substituting the following in its stead:
Notwithstanding the foregoing, (1) the Borrower shall also provide the Agent with a Borrowing Base Certificate within five (5) Business Days after December 15 and December 31 of each year (which Borrowing Base Certificate shall roll forward the Loan Parties’ Inventory, credit card receivables and the Aggregate Outstandings (FILO) and Aggregate Outstandings (Revolving Credit)), as of the close of business on the immediately preceding Saturday, and (2) if at any time, an Event of Default exists (without, in any way, limiting the Agent’s Rights and Remedies) or if, at any time, the Availability (Revolving Credit) is less than fifteen percent (15%) of the lesser of (a) the Commitments (Revolving Credit) and (b) the Borrowing Base (Revolving Credit), then such Borrowing Base Certificate shall be delivered weekly, on the Wednesday of each such week until such time that the foregoing Availability (Revolving Credit) deficiency described in this proviso does not exist for a period of sixty (60) consecutive days as confirmed by the Agent, upon which, the Borrower’s obligation to deliver Borrowing Base Certificates shall revert to the other provisions of this Section 5-5, as applicable.

(ii)	By amending Section 5-6 Monthly Reports by adding the following new clause (iv) to the end of clause (b) thereof:

and (iv) as to calculation of the Consolidated Fixed Charge Coverage Ratio, at all times when Availability (Revolving Credit) is less than 25% of the lesser of (A) the Dollar Commitments (Revolving Credit) and (B) the Borrowing Base (Revolving Credit).

(iii)	By amending Section 5-10 Inventories, Appraisals, and Audits by amending and restating clause (c) thereof in its entirety to read as follows:
(c)    Upon the Agent’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Agent to obtain appraisals conducted by such appraisers as are satisfactory to the Agent and using a methodology similar in scope and nature as was undertaken on behalf of the Agent prior to the effectiveness of this Agreement. Without limiting the foregoing, the Agent may obtain periodic Inventory and Trademark liquidation analyses performed by Hilco Valuation Services, Great American Group or another liquidation analysis firm selected by the Agent; provided that the expense for any such appraisals shall be borne by the Agent and Lenders (except as provided in the following three paragraphs).
The Agent may, in its discretion, undertake up to one (1) Inventory appraisal, at the Loan Parties’ expense, in each twelve (12) month period. Notwithstanding the foregoing, to the extent that Availability (Revolving Credit) is at any time less than fifty percent (50%) of the lesser of (i) the Commitments (Revolving Credit) or (ii) the Borrowing Base (Revolving Credit), then the Agent may, in its discretion, undertake up to two (2) Inventory appraisals, at the Loan Parties’ expense, in each subsequent twelve (12) month period.
The Agent may, in its discretion, undertake up to one (1) Trademark appraisal, at the Loan Parties’ expense, in each twelve (12) month period. Notwithstanding the foregoing, to the extent that Availability (Revolving Credit) is at any time less than seventy-five percent (75%) of the (i) the Commitments (Revolving Credit) or (ii) the Borrowing Base (Revolving Credit), then the Agent may, in its discretion, undertake up to two (2) Trademark appraisals, at the Loan Parties’ expense, in each subsequent twelve (12) month period.
The Agent may cause additional Inventory appraisals and Trademark appraisals to be undertaken (i) as Agent, using its reasonable discretion, deems necessary or appropriate, at the Lenders’ expense, or (ii) if required by applicable Requirements of Law or if a Suspension Event or Event of Default has occurred and is continuing, at the expense of the Borrower.

(iv)	By amending and restating Section 5-12 Availability (Revolving Credit) in its entirety to read as follows:
5-12    Consolidated Fixed Charge Coverage Ratio. During the continuance of a Covenant Compliance Event, the Borrower shall not permit the Consolidated Fixed Charge Coverage Ratio, calculated for the most recent Measurement Period commencing with the last day of the fiscal month most recently ended prior to the occurrence of the Covenant Compliance Event, to be less than 1.0:1.0.

(e)	Article 7 of the Loan Agreement is hereby amended as follows:

(i)	By adding the following new clause (e) at the end Section 7-4 Proceeds and Collection of Accounts thereof:
(e)     Notwithstanding anything to the contrary in Section 7-4(b), (i) each of the Loan Parties shall deposit all cash and checks received by such Loan Party (other than cash used by the Loan Parties as petty cash and cash in store cash registers in amounts consistent with the Loan Parties’ historic practices) in accordance with the Loan Parties’ historic practices for making such deposits, and (ii) so long as any Liabilities in respect of FILO Loans remain outstanding, the Loan Parties shall make the daily transfers to a Blocked Account in accordance with Section 7-4(b) regardless of whether or not a Cash Dominion Event has occurred and is continuing.

(ii)	By adding the following new Section 7-8 at the end thereof:
7-8    Unrestricted Cash. So long as any Liabilities in respect of FILO Loans remain outstanding, the Loan Parties shall not have more than $3,000,000 of Unrestricted Cash in aggregate amount at the close of the Loan Parties’ business on any day.

(f)	Article 10 of the Loan Agreement is hereby amended by amending and restating Section 10-8 Default of Other Debt in its entirety to read as follows:

10-8.	Default of Other Debt.
(a)    So long as any Dollar Commitments (FILO) or any Liabilities in respect of FILO Loans remain outstanding, the occurrence of an “Event of Default” (as defined in the Term Loan Agreement as in effect as of the Fourth Amendment Effective Date) arising as a result of a breach of Section 5-12 of the Term Loan Agreement (as in effect as of the Fourth Amendment Effective Date) (and whether or not the loans under the Tranche A Term Loan Facility are no longer outstanding, the Term Loan Agreement is no longer in effect, the Term Loan Agent or any holder of any portion of the Term Loans notifies the Loan Parties of the occurrence of such Event of Default or otherwise exercises remedies in respect thereof, or the Term Loan Agent or any holder of any portion of the Term Loans waives such Event of Default or takes any action on account of such occurrence).
(b)    The occurrence of (i) any other event not described in Section 10-8(a) above, or (ii) following the termination of the Dollar Commitments (FILO) and the payment in full of all Liabilities in respect of FILO Loans, an event described in Section 10-8(a) above, such that, in either case of the foregoing clauses (i) and (ii), any Material Indebtedness could then be accelerated (whether or not the subject creditor takes any action on account of such occurrence), provided that if any such event is waived in writing by the holder of the Indebtedness prior to the exercise of remedies by the Agent hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.

(g)
The Loan Agreement is hereby amended by deleting each reference to the phrase “First Amendment Effective Date” from the Sections identified below and substituting in its stead the phrase “Fourth Amendment Effective Date”: Sections 4-2(b), 4-4(a), 4-8(a), 4-10, 4-13, 4-24, 4-31(a), and 14-12(o).

(h)
The Exhibits to the Loan Agreement are hereby amended by amending and restating each of the following Exhibits in its entirety in the form of the corresponding Exhibit annexed hereto as Exhibit A: Exhibit 4-4 (Intellectual Property); Exhibit 4-6 (Encumbrances); Exhibit 4-8 (Insurance Policies); Exhibit 4-31 (Material Contracts); Exhibit 5-5 (Form of Borrowing Base Certificate); and Exhibit 7-1 (DDAs).

3.
Amendments to Security Agreement. That certain Amended and Restated Security Agreement dated as of November 13, 2007 (as amended, restated, supplemented or otherwise modified (including pursuant to the Confirmation Agreement referred to below) and in effect from time to time, the “Security Agreement”) by and among AW, Jimmy’Z, AGC and the Agent, to which Aeropostale Procurement Company, Inc., Aero Licensing and P.S. from Aeropostale, Inc. joined as Guarantors pursuant to that certain Joinder, Confirmation and Amendment of Ancillary Loan Documents dated as of September 22, 2011 (the “Confirmation Agreement”), and to which GoJane LLC joined as a Guarantor pursuant to that certain Joinder and First Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents, is hereby amended by deleting each of the following Exhibits therefrom and substituting in its stead the corresponding form of Exhibit annexed hereto as Exhibit B: Exhibit 4-4 (Intellectual Property); Exhibit 4-6 (Encumbrances); Exhibit 4-8 (Insurance Policies); Exhibit 4-31 (Material Contracts); Exhibit 5-5 (Form of Borrowing Base Certificate); and Exhibit 7-1 (DDAs).

4.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date. The Guarantors hereby acknowledge, confirm and agree that the Liabilities of the Guarantors under, and as defined in, the Guaranty include, without limitation, all Liabilities of the Loan Parties at any time and from time to time outstanding under the Loan Agreement and the other Loan Documents, as such Liabilities have been amended pursuant to this Amendment. The Loan Parties hereby (i) ratify, confirm, and reaffirm the grant of security interest in the Collateral provided in the Loan Agreement and the other Loan Documents (as amended hereby), and (ii) acknowledge, confirm and agree that the Loan Documents and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Liabilities of the Loan Parties at any time and from time to time outstanding under the Loan Agreement and the other Loan Documents, as such Liabilities have been amended pursuant to this Amendment.

5.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled or waived to the reasonable satisfaction of the Agent:

(a)	The Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

(b)	The Agent shall have received the Master Assignment, in form and substance reasonably satisfactory to the Agent and duly executed by each of the parties thereto.

(c)
The Agent shall have received a certificate executed by the Chief Financial Officer of the Borrower, reasonably satisfactory in form and substance to the Agent, and stating the following: (i) that the representations and warranties made by the Loan Parties to the Agent and Lenders in this Amendment and the other Loan Documents are true and complete in all material respects as of the date of such Certificate, except in the case of any representation and warranty qualified by materiality, they are true and correct in all respects; (ii) that no Suspension Event has occurred; (iii) attesting to the Solvency of the Loan Parties as of the Fourth Amendment Effective Date after giving effect to the transactions contemplated hereby; (iv) either (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by the Loan Parties and the validity against any such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect; and (v) that attached to such certificate are true and complete copies of the License Documents.

(d)
The Agent shall have received a Borrowing Base Certificate dated as of the Fourth Amendment Effective Date, relating to the month ended on July 31, 2015 and reflecting the Borrowing Base (Revolving Credit) and the Borrowing Base (FILO) as of such date, and executed by a Responsible Officer of the Borrower.

(e)
After giving effect to (i) all Revolving Credit Loans made on the Fourth Amendment Effective Date, (ii) all fees, costs, expenses and charges made in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents and (iii) all outstanding L/Cs (including any L/Cs to be issued at, or immediately subsequent to, such preparation, negotiation, execution and delivery), Availability (Revolving Credit) shall be not less than $100,000,000.00.

(f)
All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(g)
All fees due upon execution and delivery of this Amendment (including, without limitation, all fees described in the Fourth Amendment Fee Letter) and all reasonable out-of-pocket costs and expenses incurred by the Agent and Arranger in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid (to the extent then invoiced).

(h)
Each of the representations and warranties made by or on behalf of the Loan Parties in this Amendment or in any of the other Loan Documents or in any other report, statement, document or paper provided by or on behalf of a Loan Party shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.

(i)
Either (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by the Loan Parties and the validity against any such Loan Party of this Amendment and the other Loan Documents to which it is a party, or (2) all such consents, licenses and approvals have been obtained and are in full force and effect.

(j)
The Agent shall have received an opinion of Troutman Sanders LLP, counsel to the Loan Parties, addressed to the Agent, the Lenders and the other Credit Parties, which opinion shall be in form and substance reasonably satisfactory to the Agent.

(k)	No Suspension Event shall have occurred and be continuing.

(l)
The Agent shall have received such additional documents, instruments, and agreements as the Agent may have reasonably requested prior to the date hereof in connection with the transactions contemplated hereby.

6.	Post-Fourth Amendment Effective Date Covenants. The Loan Parties covenant and agree as follows:

(a)
Within thirty (30) days following the Fourth Amendment Effective Date (or such later date as the Agent may agree in its reasonable discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent, an opinion of Troutman Sanders LLP, counsel to the Loan Parties, which opinion shall (i) be in addition to the opinion delivered by such counsel to the Agent on the Fourth Amendment Effective Date, (ii) be addressed to the Agent, the Lenders and the other Creidt Parties, and (iii) cover (x) perfection (by “control”) of the Agent’s lien in certain deposit accounts identified in a certain Blocked Account Agreement to be entered into by and among certain of the Loan Parties, the Agent and Wells Fargo Bank, National Association, and (y) such other matters related to the item described in the foregoing clause (x) as the Agent may reasonably request.

(b)
Within forty-five (45) days following the Fourth Amendment Effective Date (or such later date as the Agent may agree in its reasonable discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent, (i) evidence of insurance (in Acord 28 Form or otherwise reasonably satisfactory to the Agent) with respect to the Loan Parties’ earthquake insurance policies, and (ii) such lender’s loss payable, additional insured and notice of cancellation endorsements with respect to the Loan

Parties’ insurance policies (including, without limitation, with respect to the earthquake insurance policies described in clause (i) above) as are required pursuant to Section 4-8(b) of the Loan Agreement.

(c)
Within one hundred twenty (120) days following the Fourth Amendment Effective Date (or such later date as the Agent may agree in its reasonable discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent, either (x) evidence that Citibank, N.A. account ending x8705 and owned by the Borrower (the “Citibank Account”) has been closed and all funds on deposit therein transferred to a Blocked Account, or (ii) a Blocked Account Agreement duly executed by the applicable Loan Party and Citibank, N.A. with respect to the Citibank Account.

Each of the Loan Parties acknowledges and agrees that the failure to comply with any of the foregoing covenants within the deadlines therefor specified above shall constitute an immediate Event of Default pursuant to Section 10-3 of the Loan Agreement, without any grace periods.

7.	Representations and Warranties.

(a)
The execution and delivery by the Loan Parties of this Amendment and the other documents, instruments and agreements executed in connection herewith, the Loan Parties’ consummation of the transactions contemplated by such Loan Documents, and each Loan Party’s performance under those of such Loan Documents to which it is a party (i) have been duly authorized by all necessary corporate action; (ii) do not, and will not, contravene in any material respect any provision of any (A) Requirement of Law, (B) Material Indebtedness, or (C) the organizational documents of such Loan Party, and (iii) will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of a Loan Party pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

(b)
This Amendment and the other documents, instruments and agreements executed in connection herewith have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors generally and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

8.	Miscellaneous.

(a)
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and all documents, instruments and agreements which relate hereto, which have been or may be hereinafter furnished any of the Credit Parties may be reproduced by such Credit Party by any photographic, microfilm, xerographic, digital imaging, or other process, and the Credit Parties may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Delivery of an executed counterpart of a signature page of this Amendment by facsimile, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment and likewise shall be so admissible in evidence as if the original of such facsimile, pdf or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

(b)
This Amendment and the other Loan Documents incorporate all discussions and negotiations among the Borrower, the Guarantors, the Agent, and the Lenders, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent to give notice to any Loan Party of such Loan Party’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

(c)
Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

(d)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Amendment.

(e)
This Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

AEROPOSTALE, INC., as “Borrower”

By:	/s/David J. Dick
Name:	David J. Dick
Title:	Senior Vice President and Chief Financial Officer

AEROPOSTALE WEST, INC
JIMMY’Z SURF CO., LLC
AERO GC MANAGEMENT LLC
AEROPOSTALE PROCUREMENT COMPANY, INC.
AEROPOSTALE LICENSING, INC.
P.S. FROM AEROPOSTALE, INC.,
GOJANE LLC,
each as a "Guarantor"

By:	/s/David J. Dick
Name:	David J. Dick
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents

BANK OF AMERICA, N.A., as "Agent" and as a "Lender"

By:	/s/ Christine Hutchinson
Name:	Christine Hutchinson
Title:	Director

Signature Page to Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a "Lender"

By:	/s/ Ian Maccubbin
Name:	Ian Maccubbin
Title:	Assistant Vice President

Signature Page to Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents

GENERAL ELECTRIC CAPITAL CORPORATION, as
a "Lender"

By:	/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

Signature Page to Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents

Exhibit A to Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents

Certain Updated Exhibits to Third Amended and Restated Loan and Security Agreement

[see attached]

Exhibit B to Fourth Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents

Exhibits to Security Agreement

See Exhibit A.

1838235.16

Exhibit 4-4 to
Fourth Amendment to Third Amended and Restated Loan and Security Agreement

Intellectual Property
Trademarks and Copyrights

(See Attached).

Patents and Patent Applications
None.
Aéropostale License Agreements

1.	Store Renewal Agreement between Aeropostale Licensing, Inc. and Apparel FZCO dated February 1, 2015 (United Arab Emirates, Kuwait, Bahrain, Qatar, Kingdom of Saudi Arabia, Oman, Jordan & Iraq)

2.	Store License Agreement between Aeropostale Licensing, Inc. and Montreal PTE Ltd. dated January 11, 2011 (Singapore, Malaysia, Indonesia, Thailand)

3.	Store License Agreement between Aeropostale Licensing, Inc. and Genc Mağazacilik A.Ş. dated October 26, 2011, as amended April 30, 2012, February 2, 2014 and July 1, 2014 (Turkey)

4.
Store Development and Distribution Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated May 15, 2012; and License Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated May 15, 2012 (The Philippines)

5.	Store License Agreement between Aeropostale Licensing, Inc. and Central Sport International, Inc. dated July 30, 2012 (Colombia and Panama)

6.	License Agreement between Aeropostale Licensing, Inc. and Distribuidora Liverpool, S.A. DE C.V. dated December 14, 2012 (Mexico)

7.	Store License Agreement between Aeropostale Licensing, Inc. and Sociedad Comercial Grupo Yes dated February 27, 2014 (Chile)

8.	Store License Agreement between Aeropostale Licensing, Inc. and Top Trends, S.A. dated November 12, 2014 (Greece)

26324798v5 244426.000003

9.	Store License Agreement between Aeropostale Licensing, Inc. and Shuz 4 U International Ltd. dated March 6, 2015 (Republic of Ireland and Northern Ireland)

10.	Store License Agreement between Aeropostale Licensing Inc., and PT Mitra Adiperkasa Tbk. Dated June 19, 2015 (Republic of Indonesia)

11.	Store License Agreement between Aeropostale Licensing, Inc. and Arvind Lifestyle Brands Limited dated July 1, 2015 (Republic of India)

PS from Aéropostale License Agreements

1.	License Agreement between Aeropostale Licensing, Inc. and Distribuidora Liverpool, S.A. DE C.V. dated October 7, 2013 (Mexico)

2.
Store Development and Distribution Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated October 7, 2013; and License Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated October 7, 2013 (The Philippines)

3.	Store License Agreement between Aeropostale Licensing, Inc. and Sociedad Comercial Grupo Yes dated August 24, 2014 (Chile)

4.	Store License Agreement between Aeropostale Licensing, Inc. and Apparel FZCO dated February 1, 2015 (United Arab Emirates, Kuwait, Bahrain, Qatar, Kingdom of Saudi Arabia, Oman, Jordan & Iraq)

Other License Agreements

1.
License Agreement between Bethany Mota and Tammy Mota and Aeropostale, Inc. dated as of September 1, 2013 (Bethany Mota Trademark) and License Agreement between Bethany Mota Global LLC and Aeropostale, Inc. dated June 8, 2015 and effective January 1, 2016 (Bethany Mota Trademark)

2.	License Agreement #83309 between Marvel Characters B.V. and Aeropostale, Inc. dated August 10, 2013 (Marvel Classics, Captain of America- Winter Solider Movie and Guardians of the Galaxy Movie)

26324798v5 244426.000003

Trademarks

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
1.	87	Registered	78/251,344	19-May-2003	3000665	27-Sep-2005	Aeropostale Procurement Company, Inc.
2.	87	Registered	77/149,679	05-Apr-2007	3651711	07-Jul-2009	Aeropostale Procurement Company, Inc.
3.	87	Registered	77/149,696	05-Apr-2007	3669841	18-Aug-2009	Aeropostale Procurement Company, Inc.
4.	A87 & DESIGN	Registered	76/344,182	29-Nov-2001	2680386	28-Jan-2003	Aeropostale Procurement Company, Inc.

5.	A GRAPHIC IMAGE OF A TURTLE	Registered	78/522,220	23-Nov-2004	3041426	10-Jan-2006	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
6.	A GRAPHIC IMAGE OF A WHALE	Registered	78/522,226	23-Nov-2004	3095135	23-May-2006	Aeropostale Procurement Company, Inc.

7.	A87 & DESIGN	Registered	78/746,520	03-Nov-2005	3151023	03-Oct-2006	Aeropostale Procurement Company, Inc.

8.	A87	Registered	77/149,505	05-Apr-2007	3477550	29-Jul-2008	Aeropostale Procurement Company, Inc.
9.	A87	Registered	85/325,662	20-May-2011	4074223	20-Dec-2011	Aeropostale Procurement Company, Inc.
10.	A87	Registered	85/773,041	06-Nov-2012	4324559	23-Apr-2013	Aeropostale Procurement Company, Inc.
11.	AERO	Registered	85/310,708	03-May-2011	4299932	12-Mar-2013	Aeropostale Procurement Company, Inc.
12.	AERO & HEARTS DESIGN	Registered	77/074,489	02-Jan-2007	3529688	11-Nov-2008	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
13.	AERO (STYLIZED & DESIGN)	Registered	77/074,477	02-Jan-2007	3545732	16-Dec-2008	Aeropostale Procurement Company, Inc.

14.	AERO (STYLIZED)	Registered	75/942,762	13-Mar-2000	2911335	14-Dec-2004	Aeropostale Procurement Company, Inc.

15.	AERO AND EXPLOSION DESIGN	Registered	78/289,477	19-Aug-2003	2937762	05-Apr-2005	Aeropostale Procurement Company, Inc.

16.	AERO ATHLETICS	Registered	78/272,006	09-Jul-2003	2927817	22-Feb-2005	Aeropostale Procurement Company, Inc.
17.	AERO NOW	Registered	86/198,852	20-Feb-2014	4661024	23-Dec- 2014	Aeropostale Procurement Company, Inc.
18.	AEROPOSTALE	Registered	73/708,584	01-Feb-1988	1525345	21-Feb-1989	Aeropostale Procurement Company, Inc.
19.	AEROPOSTALE	Registered	73/708,583	01-Feb-1988	1548372	18-Jul-1989	Aeropostale Procurement Company, Inc.
20.	AEROPOSTALE	Registered	73/679,424	19-Aug-1987	1485368	19-Apr-1988	Aeropostale Procurement Company, Inc.
21.	AEROPOSTALE	Registered	73/679,252	18-Aug-1987	1487211	03-May-1988	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
22.	AEROPOSTALE	Registered	78/907,234	13-Jun-2006	3233142	24-Apr-2007	Aeropostale Procurement Company, Inc.
23.	AEROPOSTALE	Registered	77/070,636	22-Dec-2006	3361415	01-Jan-2008	Aeropostale Procurement Company, Inc.
24.	AEROPOSTALE	Registered	77/070,654	22-Dec-2006	3361416	01-Jan-2008	Aeropostale Procurement Company, Inc.
25.	AEROPOSTALE	Registered	77/052,018	28-Nov-2006	3287647	04-Sep-2007	Aeropostale Procurement Company, Inc.
26.	AEROPOSTALE	Registered	77/058,161	06-Dec-2006	3285272	28-Aug-2007	Aeropostale Procurement Company, Inc.
27.	AEROPOSTALE	Registered	77/070,674	22-Dec-2006	3285335	28-Aug-2007	Aeropostale Procurement Company, Inc.
28.	AEROPOSTALE	Registered	77/149,296	05-Apr-2007	3443836	10-Jun-2008	Aeropostale Procurement Company, Inc.
29.	AEROPOSTALE	Registered	77/187,554	22-May-2007	3444014	10-Jun-2008	Aeropostale Procurement Company, Inc.
30.	AEROPOSTALE (STYLIZED)	Registered	73/502,671	05-Oct-1984	1354292	13-Aug-1985	Aeropostale Procurement Company, Inc.

31.	AEROPOSTALE 87	Registered	85/773,018	06-Nov-2012	4328454	30-Apr-2013	Aeropostale Procurement Company, Inc.
32.	AEROPOSTALE A & DESIGN	Registered	76/344,183	29-Nov-2001	2680387	28-Jan-2003	Aeropostale Procurement Company, Inc.

33.	AEROPOSTALE A87	Registered	85/773,154	06-Nov-2012	4328455	30-Apr-2013	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
34.	AEROPOSTALE AND BUTTERFLY DESIGN	Registered	77/067,198	19-Dec-2006	3384078	19-Feb-2008	Aeropostale Procurement Company, Inc.

35.	AEROPOSTALE AND BUTTERFLY DESIGN	Registered	77/066,620	18-Dec-2006	3293234	18-Sep-2007	Aeropostale Procurement Company, Inc.

36.	AEROPOSTALE AND BUTTERFLY DESIGN	Registered	77/975,079	19-Dec-2006	3381679	12-Feb-2008	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
37.	AEROPOSTALE COMPAGNIE GENERALE FAISANT L'IMPOSSIBLE!: SERVICE QUOTIDIEN POUR L'ESPAGNE, LE MAROC & L	Registered	73/607,577	02-Jul-1986	1441289	02-Jun-1987	Aeropostale Procurement Company, Inc.

38.	AEROPOSTALE DESIGNED IN NYC (Stylized 1)	Registered	86/164,801	14-Jan-2014	4572424	22-Jul-2014	Aeropostale Procurement Company, Inc.

39.	AEROPOSTALE designed in nyc (Stylized 2)	Registered	86/171,612	22-Jan-2014	4572463	22-Jul-2014	Aeropostale Procurement Company, Inc.

40.	AEROPOSTALE MAXIMUM	Registered	86/272042	05-May-2014	4609927	23-Sep-2014	Aeropostale Procurement Company, Inc.
41.	AEROPOSTALE NYC	Registered	85/773,124	06-Nov-2012	4395142	03-Sep-2013	Aeropostale Procurement Company, Inc.
42.	#BESTBOOTYEVER	Registered	86/212,703	06-Mar-2014	4658719	23-Dec- 2014	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
43.	BROOKLYN CALLING	Registered	86/197,516	19-Feb-2014	4661019	23-Dec- 2014	Aeropostale Procurement Company, Inc.
44.	EIGHTY 7	Registered	78/445,275	02-Jul-2004	3532383	11-Nov-2008	Aeropostale Procurement Company, Inc.
45.	EIGHTY SEVEN	Registered	78/445,273	02-Jul-2004	3421014	29-Apr-2008	Aeropostale Procurement Company, Inc.
46.	FREE STATE	Registered	86/132,645	02-Dec-2013	4660903	23-Dec- 2014	Aeropostale Procurement Company, Inc.
47.	GO jane & Design	Registered	77/978,507	27-Aug-2008	3864266	19-Oct-2010	Aeropostale, Inc.

48.	GO jane & Design	Registered	77/557,269	27-Aug-2008	4043645	25-Oct-2011	Aeropostale, Inc.

49.	GOJANE	Registered	77/978,186	27-Aug-2008	3837976	24-Aug-2010	Aeropostale, Inc.
50.	GOJANE	Registered	77/557,253	27-Aug-2008	4047333	01-Nov-2011	Aeropostale, Inc.
51.	GOJANE.COM	Registered	77/537,503	01-Aug-2008	4040079	18-Oct-2011	Aeropostale, Inc.
52.	Hearts logo	Registered	86/275,816	08-May-2014	4609931	23-Sep-2014	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
53.	INVITE ONLY	Registered	86/200,066	21-Feb-2014	4697157	03-Mar-2015	Aeropostale Procurement Company, Inc.
54.	JIMMY'Z	Registered	73/565,650	23-Oct-1985	1411390	30-Sep-1986	Aeropostale West, Inc.
55.	JIMMY'Z	Registered	73/672,609	17-Jul-1987	1490256	31-May-1988	Aeropostale West, Inc.
56.	JIMMY'Z	Registered	78/566,750	14-Feb-2005	3240506	08-May-2007	Aeropostale West, Inc.
57.	JIMMY'Z	Registered	78/690,060	10-Aug-2005	3170960	14-Nov-2006	Aeropostale West, Inc.
58.	JIMMY'Z	Registered	78/690,065	10-Aug-2005	3170961	14-Nov-2006	Aeropostale West, Inc.
59.	JIMMY'Z	Registered	78/690,075	10-Aug-2005	3299252	25-Sep-2007	Aeropostale West, Inc.
60.	JIMMY'Z	Registered	78/977,516	09-Sep-2003	3160988	17-Oct-2006	Aeropostale West, Inc.
61.	JIMMY'Z	Registered	77/123,172	06-Mar-2007	3447587	17-Jun-2008	Aeropostale West, Inc.
62.	JIMMY'Z	Registered	85/982,067	29-Apr-2011	4594167	29-Apr- 2011	Aeropostale West, Inc.
63.	JUNIE AND JADE	Registered	86/290,114	23-May-2014	4733147	05-May-2015	Aeropostale Procurement Company, Inc.
64.	LEAGUE 87	Registered	86/271,836	05-May- 2014	4697287	03-03-2015	Aeropostale Procurement Company, Inc.
65.	LIVE LOVE DREAM	Registered	85/710,446	22-Aug-2012	4460948	07-Jan-2014	Aeropostale Procurement Company, Inc.
66.	LIVE LOVE DREAM	Registered	85/755,971	17-Oct-2012	4482218	11-Feb-2014	Aeropostale Procurement Company, Inc.
67.	LIVE LOVE DREAM	Registered	85/794,355	04-Dec-2012	4502798	25-Mar-2014	Aeropostale Procurement Company, Inc.
68.	LIVE LOVE DREAM AERO	Registered	85/710,464	22-Aug-2012	4460949	07-Jan-2014	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
69.	LIVE LOVE DREAM AEROPOSTALE	Registered	85/794,134	04-Dec-2012	4324601	23-Apr-2013	Aeropostale Procurement Company, Inc.
70.	LLD Heart Logo	Registered	86/019,535	25-Jul-2013	4491028	04-Mar-2014	Aeropostale Procurement Company, Inc.

71.		Registered	86/020,274	25-Jul-2013	4491065	04-Mar-2014	Aeropostale Procurement Company, Inc.
	LLD Heart Logo
72.		Registered	86/271,696	05-May-2014	4697284	03-Mar-2015	Aeropostale Procurement Company, Inc.
	LLD Heart logo
73.	LOCKERSTOCK	Registered	86/197,697	19-Feb-2014	4661020	23-Dec- 2014	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
74.	LORIMER	Registered	86/127,083	22-Nov-2013	4660874	23-Dec-2014	Aeropostale Procurement Company, Inc.
75.	MAP TO MARS	Registered	86/127,129	22-Nov-2013	4660875	23-Dec-2014	Aeropostale Procurement Company, Inc.
76.	PIER 62	Registered	86/271,794	05-May-2014	4697285	03-Mar-2015	Aeropostale Procurement Company, Inc.
77.	PRIME AEROPOSTALE	Registered	86/271,762	05-May-2014	4721541	14-Apr-2015	Aeropostale Procurement Company, Inc.
78.	PS ACTIVATE and triangle design	Registered	86/041,750	19-Aug-2013	4696765	03-Mar-2014	Aeropostale Procurement Company, Inc.

79.	PS COUTURE ESTABLISHED MMIX New York (Stylized)	Registered	86/163,683	13-Jan-2014	4596355	02-Sep-2014	Aeropostale Procurement Company, Inc.

80.	PS FROM AEROPOSTALE	Registered	77/488,907	02-Jun-2008	3693636	06-Oct-2009	Aeropostale Procurement Company, Inc.
81.	PS FROM AEROPOSTALE	Registered	77/976,066	02-Jun-2008	4150648	29-May-2012	Aeropostale Procurement Company, Inc.
82.	PS FROM AEROPOSTALE	Registered	77/488,966	02-Jun-2008	3709721	10-Nov-2009	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
83.	PS FROM AEROPOSTALE	Registered	77/978,100	02-Jun-2008	3716916	24-Nov-2009	Aeropostale Procurement Company, Inc.
84.	PS FROM AEROPOSTALE	Registered	77/979,123	02-Jun-2008	3794934	25-May-2010	Aeropostale Procurement Company, Inc.
85.	PS09	Registered	85/311,863	04-May-2011	4067167	06-Dec-2011	Aeropostale Procurement Company, Inc.
86.	PS09	Registered	85/314,169	06-May-2011	4067245	06-Dec-2011	Aeropostale Procurement Company, Inc.
87.	PS4U	Registered	85/311,949	04-May-2011	4067170	06-Dec-2011	Aeropostale Procurement Company, Inc.
88.	PS4U	Registered	85/314,287	06-May-2011	4067246	06-Dec-2011	Aeropostale Procurement Company, Inc.
89.	SIGNATURE POCKET STITCH	Registered	78/625,787	09-May-2005	3336202	13-Nov-2007	Aeropostale Procurement Company, Inc.

90.	SOHO NIGHTS AEROPOSTALE	Registered	86/272,570	06-May-2014	4721546	23-Sep-2014	Aeropostale Procurement Company, Inc.
91.	TOKYO DARLING	Registered	86/135,920	05-Dec-2013	4660909	23-Dec- 2014	Aeropostale Procurement Company, Inc.
92.	WOODY CAR DESIGN	Registered	85/308,597	29-Apr-2011	4184146	31-Jul-2012	Aeropostale West, Inc.

26324798v5 244426.000003

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
93.	WOODY CAR DESIGN (REAR VIEW)	Registered	78/605,132	08-Apr-2005	3262442	10-Jul-2007	Aeropostale West, Inc.

94.	WOODY CAR DESIGN SIDE VIEW	Registered	78/976,863	08-Apr-2005	3146955	19-Sep-2006	Aeropostale West, Inc.

26324798v5 244426.000003

26324798v5 244426.000003

Trademark Applications

	Trademark	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Owner
1.	AERO	Pending	86/486,763	19-Dec-2014	N/A	N/A	Aeropostale Procurement Company, Inc.
2.	AERO	Pending	86/531,091	11-Feb-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
3.	AERO NYC	Pending	85/772,770	06-Nov-2012	N/A	N/A	Aeropostale Procurement Company, Inc.
4.	AERONYC	Pending	85/772,819	06-Nov-2012	N/A	N/A	Aeropostale Procurement Company, Inc.
5.	AEROPOSTALE CLOUD 9	Pending	86/272,597	06-May-2014	N/A	N/A	Aeropostale Procurement Company, Inc.
6.	AEROPOSTALE GENERAL STORE	Pending	86/680,628	01-Jul-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
7.	BROOKLYN CALLING	Pending	86/511,499	22-Jan-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
8.	BROOKLYN CALLING	Pending	86/511,518	22-Jan-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
9.	INVITE ONLY	Pending	86/525,390	05-Feb-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
10.	LIVE LOVE DREAM	Pending	85/794,301	04-Dec-2012	N/A	N/A	Aeropostale Procurement Company, Inc.
11.	LOVE[3]	Pending	86/564,920	16-Mar-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
12.	TWIN FARMS GENERAL STORE	Pending	86/706,831	28-Jul-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
13.	TWIN FARM TRADING COMPANY	Pending	86/706,886	28-Jul-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
14.	TOKYO DARLING	Pending	86/511,509	22-Jan-2015	N/A	N/A	Aeropostale Procurement Company, Inc.
15.	TOKYO DARLING	Pending	86/511,521	22-Jan-2015	N/A	N/A	Aeropostale Procurement Company, Inc.

26324798v5 244426.000003

Copyrights

	Copyright	Status	Reg. No.	Reg. Date	Claimant
1.	AEROPOSTALE FLOWERS	Registered	VA 1-356-708	16-Jun-2006	AEROPOSTALE, INC.
2.	ANGEL MONKEY	Registered	VA 1-286-995	24-Nov-2004	AEROPOSTALE WEST, INC.
3.	AEROPOSTALE BIRDS	Registered	VA 1-356-709	16-Jun-2006	AEROPOSTALE, INC.
4.	BUBBLE MONKEY	Registered	VA 1-286-990	24-Nov-2004	AEROPOSTALE WEST, INC.
5.	BUTTERFLY TURTLE	Registered	VAu 646-523	24-Nov-2004	AEROPOSTALE WEST, INC.
6.	AEROPOSTALE DAY @ BEACH	Registered	VA 1-356-710	16-Jun-2006	AEROPOSTALE, INC.
7.	MONKEY BANANA	Registered	VA 1-286-997	24-Nov-2004	AEROPOSTALE WEST, INC.
8.	MONKEY FACES	Registered	VA 1-286-989	24-Nov-2004	AEROPOSTALE WEST, INC.
9.	MONKEY FLOWER	Registered	VA 1-286-987	24-Nov-2004	AEROPOSTALE WEST, INC.
10.	MONKEY HEAD BANANA	Registered	VA 1-286-993	24-Nov-2004	AEROPOSTALE WEST, INC.
11.	MONKEY HEART BALLOON	Registered	VA 1-286-992	24-Nov-2004	AEROPOSTALE WEST, INC.
12.	MONKEY HEART	Registered	VA 1-286-986	24-Nov-2004	AEROPOSTALE WEST, INC.

26324798v5 244426.000003

	Copyright	Status	Reg. No.	Reg. Date	Claimant
13.	MONKEY ICE SKATES	Registered	VA 1-286-998	24-Nov-2004	AEROPOSTALE WEST, INC.
14.	MONKEY NAH NAH	Registered	VA 1-378-471	13-Oct-2006	AEROPOSTALE WEST, INC.
15.	MONKEY PILLOW FIGHT	Registered	VA 1-286-991	24-Nov-2004	AEROPOSTALE WEST, INC.
16.	MONKEY SNOWFLAKE	Registered	VA 1-286-999	24-Nov-2004	AEROPOSTALE WEST, INC.
17.	AEROPOSTALE “MONKEY UNIVERSITY”	Registered	VA 1-356-705	16-Jun-2006	AEROPOSTALE, INC.
18.	AEROPOSTALE “MONKEY UNIVERSITY”	Registered	VA 1-391-181	7-Jul-2006	AEROPOSTALE, INC.
19.	PAJAMA PARTY	Registered	VA 1-286-994	24-Nov-2004	AEROPOSTALE WEST, INC.
20.	SANTA TURTLE	Registered	VA 1-286-998	24-Nov-2004	AEROPOSTALE WEST, INC.
21.	AEROPOSTALE SPLATTER	Registered	VA 1-356-706	16-Jun-2006	AEROPOSTALE, INC.
22.	SURFING MONKEY	Registered	VAu 646-389	24-Nov-2004	AEROPOSTALE WEST, INC.
23.	TURTLE TOSS	Registered	VA 1-288-996	24-Nov-2004	AEROPOSTALE WEST, INC.
24.	WHALE GRAPHIC	Registered	VA 1-291-513	26-Nov-2004	AEROPOSTALE WEST, INC.
25.	AEROPOSTALE MOUNTAIN DESIGN	Registered	VA 1-356-707	16-Jun-2006	AEROPOSTALE, INC.

26324798v5 244426.000003

Exhibit 4-5 to
Fourth Amendment to Third Amended and Restated Loan and Security Agreement

Locations 1

__________________________
1 Locations marked with an asterisk indicate where Equipment is located.

26324798v5 244426.000003

Store #	Mall Name	Leased Space	Location Address	Location City & State	Location Zip	RSF	Landlord	Landlord Address	City	State	Zip Code
Aero Locations
11	Franklin Mills Mall	717A	1434 Franklin Mills Cir	Philadelphia, PA	19154	4,865	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
19	Arizona Mills Mall	184	5000 S Arizona Mills Circle	Tempe, AZ	85282	5,474	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
20	Newport Center	B62	30 262 Mall Drive West	Jersey City, NJ	7307	3,392	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
22	Stoneridge Mall	D-109	1120 Stoneridge Mall Dr	Pleasanton, CA	95466	3,709	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
23	Bridgewater Commons	279	400 Commons Way	Bridgewater, NJ	8807	3,130	General Growth	110 North Wacker Drive	Chicago	IL	60606
27	Great Northern Mall	782	Great Northern Blvd	North Olmstead, OH	44070	3,423	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
28	Woodbridge Center	2535	260 Woodbridge Ctr Dr	Woodbridge, NJ	7095	3,890	General Growth	110 North Wacker Drive	Chicago	IL	60606
30	Staten Island Mall	247A	2655 Richmond Ave	Staten Island, NY	10314	3,724	General Growth	110 North Wacker Drive	Chicago	IL	60606
31	Rockaway Townsquare Mall	2077A	Route 80 & Mt Hope Ave	Rockaway, NJ	7866	6,129	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
34	The Mall at Greece Ridge	K-013	Ridge & Long Pond Rd	Rochester, NY	14626	3,139	Wilmorite	1265 Scottsville Road	Rochester	NY	14624
35	Ross Park Mall	G04C	1000 Ross Park Mall Dr	Pittsburgh, PA	15237	4,685	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
36	The Mall at St Matthews	1340	5000 Shelbyville Rd	Louisville, KY	40207	5,127	General Growth	110 North Wacker Drive	Chicago	IL	60606
37	Cherry Hill Mall	1265	252 Cherry Hill Mall	Cherry Hill, NJ	8002	6,000	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
38	Valley Fair Shopping Center	B577	2855 Stevens Creek Blvd	Santa Clara, CA	95050	2,864	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
41	River Oaks Center	B06	River Oaks Dr & Torrance	Calumet City, IL	60409	2,778	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
43	Lycoming Mall	812	300 Lycoming Mall Cir	Pennsdale, PA	17756	3,519	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102

26324798v5 244426.000003

46	Lehigh Valley Mall	2096	250 Lehigh Valley Mall	Whitehall, PA	18052	4,066	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
49	Hamilton Mall	2111	Black Horse Pike	Mays Landing, NJ	8330	4,221	Kravco Company LLC	5 Radnor Corporate Center	Radnor	PA	19087
50	Square One Mall	N219	363 Square One Mall	Saugus, MA	1906	3,977	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
51	Dadeland Mall	3050A	7225 Dadeland Mall	Miami, FL	33156	4,674	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
52	Sunrise Mall	F-5	Sunrise Hwy & Carmons Rd	Massapequa, NY	11758	3,290	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
54	Manhattan Mall	160, 162, 164, 166	901 Avenue of the America	New York, NY	10001	8,826	Vornado	210 Route 4 East	Paramus	NJ	7652
57	Eastview Mall	131	7979 Pittsford-Victor Road	Victor, NY	14564	4,107	Wilmorite	1265 Scottsville Road	Rochester	NY	14624
58	Garden State Plaza	L1A	Route 4 & Route 17	Paramus, NJ	7652	5,903	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
59	Marketplace Mall	A14	3400 W Henrietta Rd	Rochester, NY	14623	3,479	Wilmorite	1265 Scottsville Road	Rochester	NY	14624
62	Walden Galleria	L213	2000 Walden Ave	Buffalo, NY	14225	7,154	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
65	Del Amo Mall	227A	21712 Hawthorne Blvd	Torrance, CA	90503	4,710	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
66	Roosevelt Field Mall	1036A	630 Old Country Rd	Garden City, NY	11530	5,377	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
67	Smith Haven Mall	J03	148 Smith Haven Mall	Lake Grove, NY	11755	4,116	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
70	Emerald Square	W211	999 South Washington Southtreet	North Attleboro, MA	2760	2,853	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
71	Twelve Oaks Mall	D181	27688 Novi Rd	Novi, MI	48377	4,573	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
75	Poughkeepsie Galleria	A111	2001 South Rd	Poughkeepsie, NY	12601	3,409	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
77	Hamilton Place	156	2100 Hamilton Place Blvd	Chattanooga, TN	37421	4,014	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
84	Gwinnett Place	V06	2100 Pleasant Hill Rd	Duluth, GA	30096	3,383	Moonbeam Capital Investment, LLC	9103 Alta Drive	Las Vegas	NV	89145

26324798v5 244426.000003

85	Castleton Square	136	6020 E 82nd St	Indianapolis, IN	46250	4,030	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
86	Towne Center At Cobb	U-10	400 Earnett Barrett Pkwy	Kennesaw, GA	30144	4,098	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
87	Crossgates Mall	B118	120 Washington Ave Ext	Albany, NY	12203	5,259	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
88	Scottsdale Fashion Square	2129	7014 E Camelback Rd	Scottsdale, AZ	85251	3,708	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
89	Jefferson Valley Mall	F-10	650 Lee Blvd	Yorktown Heights, NY	10598	3,384	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
90	Trumbull Shopping Park	169	5065 Main St	Trumbull, CT	6611	3,500	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
91	Concord Mall	670	4737 Concord Pike	Wilmington, DE	19803	3,600	Allied Properties	4737 Concord Pike	Wilmington	DE	19803
92	Oxford Valley Mall	2025	2300 E Lincoln Hwy	Langhorne, PA	19047	3,896	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
93	Paramus Park Mall	1675	700 Paramus Park	Paramus, NJ	7652	4,414	General Growth	110 North Wacker Drive	Chicago	IL	60606
99	Kings Plaza	141	5240 Kings Plaza	Brooklyn, NY	11234	4,895	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
100	Willowbrook Mall	1245	1444 Willowbrook Mall	Wayne, NJ	7470	4,296	General Growth	110 North Wacker Drive	Chicago	IL	60606
102	Park City Center	G0711	220 Park City Ctr	Lancaster, PA	17601	5,419	General Growth	110 North Wacker Drive	Chicago	IL	60606
103	Ohio Valley Mall	320	Unit #295 Mall Road	St Clairsville, OH	43950	3,567	Cafaro Company	PO Box 2186	Youngstown	OH	44504
104	Los Cerritos Center	A-17	156 Los Cerritos Ctr	Cerritos, CA	90703	3,900	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
105	Monroeville Mall	155	US Rt 22 E	Monroeville, PA	15146	8,577	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
106	Natick Mall	2184	1245 Worcester Rd	Natick, MA	1760	3,726	General Growth	110 North Wacker Drive	Chicago	IL	60606
108	Aventura Mall	1327	19575 Biscayne Blvd	Miami, FL	33180	2,629	Turnberry Associates	19501 Biscayne Blvd, Ste 460	Aventura	FL	33180
109	Belden Village	A-2	4381 Belden Village Mall	Canton, OH	44718	3,945	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
110	Dulles Town Center	220	21100 Dulles Town Cir	Dulles, VA	20166	3,000	Learner Corp	2000 Tower Oaks Blvd	Rockville	MD	20852

26324798v5 244426.000003

111	Lakeside Mall	1450	14000 Lakeside Cir	Sterling Heights, MI	48313	5,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
112	Holyoke Mall at Ingleside	A-211	50 Holyoke St	Holyoke, MA	1040	3,818	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
113	Genesee Valley Center	465	3231 S Linden Rd	Flint, MI	48507	3,500	Spinoso Management Group LLC	100 Northern Concourse	North Syracuse	NY	13212
114	Greenwood Park Mall	G-5	1251 US 31 N	Indianapolis, IN	46142	3,406	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
116	University Park Mall	460	6501 N Grape Rd	Mishawaka, IN	46545	3,634	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
117	Cross County Shopping Center	5110	8000 Mall Walk	Yonkers, NY	10704	5,558	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
120	St Charles Towne Center	Q08	5000 Rt 301 S	Waldorf, MD	20603	3,582	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
123	Great Lakes Mall	330A	7850 Mentor Ave	Mentor, OH	44060	3,482	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
124	West Town Mall	1156	7600 Kingston Pike	Knoxville, TN	37919	2,990	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
127	Edison Mall	1460A	4125 Cleveland Ave	Fort Meyers, FL	33901	3,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
129	Quaker Bridge Mall	2087B	Rt 1 & Quaker Bridge Rd	Lawrenceville, NJ	8608	3,800	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
130	Livingston Mall	1022	112 Eisenhower Pkwy	Livingston, NJ	7039	3,503	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
131	Ocean County Mall	101L	1201 Hooper Ave	Toms River, NJ	8753	3,645	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
133	Tri-County Mall	C-9	11700 Princeton Pike	Cincinnati, OH	45246	2,500	Tri-County Mall Property Mgmt LLC	11700 Princeton Pike	Springdale	OH	45246
134	Monmouth Mall	3302	Rts 35 & 36	Eatontown, NJ	7724	3,598	Vornado	210 Route 4 East	Paramus	NJ	7652
136	White Plains	489 current	100 Main St	White Plains, NY	10601	3,690	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
137	Willow Grove Park	3029	2500 Moreland Rd	Willow Grove, PA	19090	3,124	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
139	Galleria at Crystal Run	D209	1 Galleria Dr Ste 111	Middletown, NY	10940	4,091	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078

26324798v5 244426.000003

140	Destiny USA	C-108	9090 Destiny USA Drive	Syracuse, NY	13204	3,844	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
141	Sun Valley Mall	A-127	1 Sun Valley Mall	Concord, CA	94520	2,590	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
142	Hawthorn Center	G6UL	707 Hawthorn Ctr	Vernon Hills, IL	60061	3,268	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
143	Stratford Square Mall	B20	220 Stratford Square	Bloomingdale, IL	60108	2,557	StreetMAC Asset Managers, LLC	3100 Dundee Road	Northbrook	IL	60062
144	Deptford Mall	2048	300 N Almonession Rd	Deptford, NJ	8096	4,342	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
145	Stamford Town Center	D113	100 Grey Rock Pl	Stamford, CT	6901	3,454	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
146	Woodfield Mall	G108	5 Woodfield Mall	Schaumburg, IL	60173	5,124	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
147	Fox Valley Shopping Center	B-8	2426 Fox Valley Ctr	Aurora, IL	60504	3,929	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
148	Danbury Fair Mall	D208	7 Backus Ave	Danbury, CT	6810	4,838	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
150	Freehold Raceway Mall	F-220	3710 Rt 9	Freehold, NJ	7728	3,468	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
152	Christiana Mall	307	132 Christiana Mall	Newark, DE	19702	4,875	General Growth	110 North Wacker Drive	Chicago	IL	60606
153	Columbia Mall	1680	10300 Little Patuxent Pkwy	Columbia, MD	21044	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
154	Menlo Park Mall	2030 B	100 Menlo Park Mall Rd	Edison, NJ	8837	4,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
157	Southlake Mall	628	2141 Southlake Mall Dr	Merrillville, IN	46410	4,005	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
158	Boulevard Mall	655	1231 Niagara Falls Blvd	Amherst, NY	14226	4,731	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
159	Fairfield Mall	W271	2727 Fairfield Mall	Beavercreek, OH	45432	3,731	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
160	Lynnhaven Mall	D06A	701 Lynnhaven Pkwy	Virginia Beach, VA	23452	3,330	General Growth	110 North Wacker Drive	Chicago	IL	60606
162	Seminole Towne Center	H06	268 Towne Center Cir	Sanford, FL	32771	3,213	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

164	Chesterfield Towne Center	562	11500 Midlothian Tpke	Midlothian, VA	23113	3,940	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
166	Queens Center	3021	90-15 Queens Blvd	Elmhurst, NY	11373	5,653	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
167	Great Northern Mall	C-134	4081 Rt 31	Clay, NY	13041	3,090	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
169	Sangertown Mall	G03	Rt 5 & 5A	New Hartford, CT	13413	4,098	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
171	Westmoreland Mall	218	5256 Rt 30 E	Greensburg, PA	15601	2,838	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
172	Dover Mall	3024	3024 Dover Mall	Dover, DE	19901	4,274	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
174	Green Acres Mall	107	1005 Green Acres Mall	Valley Stream, NY	11581	3,624	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
175	Tippecanoe Mall	C11B	2415 Sagamore Pkwy S	Lafayette, IN	47905	4,600	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
176	Fox Run Mall	L7	50 Fox Run Rd	Newington, NH	3801	3,670	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
178	Hudson Valley Mall	H-04	1300 Ulster Avenue	Kingston, NY	12401	3,600	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanoogo	TN	37421
183	Metrocenter Mall	2172A	9818 Metro Pkwy E	Phoenix, AZ	85051	3,702	Carlyle Development Group	2700 Westchester Avenue	Purchase	NY	10577
184	Palisades Center	B203	2452 Palisades Center Dr	West Nyack, NY	10994	5,649	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
185	South Shore Mall	N23	1701 Sunrise Hwy	Bay Shore, NY	11706	3,593	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
188	Stones River Mall	A160	1720 Old Fort Parkway	Murfreesboro, TN	37129	3,000	Sterling Retail Services Inc	340 Royal Poinciana Way	Palm Beach	FL	33480
189	Southland Shopping Center	1290	23000 Eureka Rd	Taylor, MI	48180	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
190	Dayton Mall	252	OH	Dayton, OH	45459	3,720	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
192	The Pavillions at Buckland Hills	1138	194 Buckland Hills Dr	Manchester, CT	6040	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
194	Mall of New Hampshire	W123	1500 S Willow St	Manchester, NH	3103	3,708	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

195	Crystal Mall	R207	850 Hartford Tpke	Waterford, CT	6385	2,842	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
197	Annapolis Mall	126	1340 Annapolis Mall	Annapolis, MD	21401	3,974	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
198	Orland Square Shopping Center	B11	240 Orland Square	Chicago, IL	60462	3,081	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
200	Northshore Mall	E155	210 Andover St	Peabody, MA	1960	3,467	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
201	Southern Park Mall	751 A	7401 Market St	Youngstown, OH	44512	3,700	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
202	Great Lakes Crossing	859	4532 Baldwin Rd	Auburn Hills, MI	48326	3,184	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
203	Northwoods Mall	G532	2150 Northwoods Blvd	Charleston, SC	29406	4,073	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
204	Mall of America	N267 & N267A	60 E Broadway	Bloomington, MN	55425	8,027	Triple Five	8882-17 Street,	Edmonton	AB	T5T 4M2
206	Hanes Mall	AL-120	3320 Silas Creek Pkwy	Winston Salem, NC	27103	3,962	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
207	Rivertown Crossing	2048	3700 Rivertown Pkwy SW	Grandville, MI	49418	5,571	General Growth	110 North Wacker Drive	Chicago	IL	60606
208	Providence Place	5360	118 Providence Pl	Providence, RI	2903	3,090	General Growth	110 North Wacker Drive	Chicago	IL	60606
209	Meriden Square Mall	4068	470 Lewis Ave	Meriden, CT	6451	3,436	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
214	Southpark Center	DL 408	408 Southpark Ctr	Strongsville, OH	44136	3,428	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
215	Glenbrook Square Mall	L06	4201 Coldwater Rd	Fort Wayne, IN	46805	5,500	General Growth	110 North Wacker Drive	Chicago	IL	60606
216	Market Place Shopping Center	340	2000 N Neil St	Champaigne, IL	61820	3,826	General Growth	110 North Wacker Drive	Chicago	IL	60606
218	Summit Mall	258A	3265 W Market St	Akron, OH	44333	3,139	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
219	Eastwood Mall	652	5555 Youngstown-Warren Rd	Niles, OH	44446	3,500	Cafaro Company	PO Box 2186	Youngstown	OH	44504
220	College Mall	M13A	2918 E Third St	Bloomington, IN	47401	3,523	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

221	Muncie Mall	LO5	3501 N Granville Ave	Muncie, IN	47303	3,698	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
223	Haywood Mall	2045	700 Haywood Mall	Greenville, SC	29605	3,442	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
224	Jersey Gardens	2076	651 Kapkowski Rd	Elizabeth, NJ	7201	5,331	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
226	Meridian Mall	243	1982 E Grand River Ave	Lansing, MI	48864	3,690	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
227	Franklin Park Mall	1430	5001 Monroe St	Toledo, OH	43623	5,509	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
228	Potomac Mills Center	247A	2700 Potomac Mills Cir	Woodbridge, VA	22192	3,561	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
230	Coolsprings Galleria	2140	1800 Galleria Blvd	Franklin, TN	37067	3,736	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
231	Fairlane Town Center	N314	18900 Michigan Ave	Dearborn, MI	48126	3,047	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
233	Colonial Mall Gadsden	47	1001 Rainbow Dr	Gadsden, AL	35901	3,165	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
236	Pheasant Lane Mall	E139	310 Daniel Webster Hwy	Nashua, NH	3060	4,481	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
238	Honey Creek	B2	3401 S US Hwy 41	Terre Haute, IN	44310	3,667	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
239	RiverGate Mall	1040	1000 Two Mile Pkwy	Goodlettsville, TN	37072	3,452	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
240	Cary Town Center	E4428	1105 Walmut St	Raleigh, NC	27511	2,567	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
242	Grand Central Mall	251	100 Grand Central Mall	Vienna, WV	26105	3,808	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
243	Mall at Johnson City	17	2011 N Roan St	Johnson City, TN	37601	4,028	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
244	Maplewood Mall	2048B	3001 White Bear Ave	Maplewood, MN	55109	3,700	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
246	Chapel Hill Mall	339	2000 Britain Ste 431	Akron, OH	44310	3,418	McKinley, INc	320 N Main St, Suite 200	Ann Arbor	MI	48104
247	Fashion Square Mall	C312	4691 Fashion Square Mall	Saginaw, MI	48604	3,009	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000

26324798v5 244426.000003

248	Wilton Mall	F017	3065 Rt 50	Saratoga Springs, NY	12866	3,382	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
249	Asheville Mall	L42	3 S Tunnel Rd	Asheville, NC	28805	3,154	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
250	Burnsville Center	1044	1178 Burnsville Ctr	Burnsville, MN	55306	3,886	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
251	Eastland Mall	414	800 N Green River Rd	Evansville, IN	47715	5,198	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
252	Opry Mills Mall	306A	433 Opry Mills Dr	Nashville, TN	57214	4,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
257	Circle Centre Mall	F16	49 W Maryland St	Indianapolis, IN	46225	3,632	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
258	Tysons Corner Center	G005U	7983 Tysons Corner Ctr	McLean, VA	22102	3,578	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
259	Arundel Mills	211	7000 Arundel Mills Cir	Hanover, MD	21076	3,088	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
260	Arnot Mall	N-9	3300 Chambers Rd	Horsehead, NY	14844	3,000	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
262	Arbor Place	1180	6700 Douglas Blvd	Douglassville, GA	30315	3,237	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
263	Governor's Square	2170	1500 Apalachee Pkwy	Tallahassee, FL	32301	3,024	General Growth	110 North Wacker Drive	Chicago	IL	60606
265	Miller Hill	J08	1600 Miller Trunk Hwy	Duluth, MN	55811	2,842	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
268	Oak Court	1130	4465 Poplar Ave	Memphis, TN	38117	4,876	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
269	Four Seasons Mall	209	209 Four Seasons Town Ctr	Greensboro, NC	27427	3,585	General Growth	110 North Wacker Drive	Chicago	IL	60606
271	Harford Mall	W4	678 Belair Rd	Belair, MD	21014	3,243	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
272	University Mall	112	1701 McFarlen Blvd E	Tuscaloosa, AL	35405	3,539	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
273	Meadowbrook Mall	640	2640 Meadowbrook Rd	Bridgeport, WV	26330	3,352	Cafaro Company	PO Box 2186	Youngstown	OH	44504
274	Sandusky Mall	327	4314 Milan Rd	Sandusky, OH	44870	3,488	Cafaro Company	PO Box 2186	Youngstown	OH	44504
275	Eastland Mall	1055	1615 E Empire St	Bloomington, IL	61701	4,211	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
277	Brass Mill	1128	495 Union St	Waterbury, CT	6706	3,759	General Growth	110 North Wacker Drive	Chicago	IL	60606

26324798v5 244426.000003

278	White Marsh	2050	8200 Perry Hall Blvd	Baltimore, MD	21236	5,273	General Growth	110 North Wacker Drive	Chicago	IL	60606
280	Concord Mills	658	8111 Concord Mills Blvd	Concord, NC	28027	5,100	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
282	Augusta Mall	1320	3450 Wrightsboro Rd	Augusta, GA	30909	3,242	General Growth	110 North Wacker Drive	Chicago	IL	60606
283	Independence Mall	1093	3500 Oleander Dr	Wilmington, NC	28403	3,216	Madison Marquette	Independence Mall-DEPT-300260	Wilmington	NC	28403
285	Colonial Mall Greenville	D4	714 SE Greenville Blvd	Greenville, NC	27858	2,895	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
286	Richland Mall	A7	649 Richland Mall	Mansfield, OH	44906	4,242	Madison Marquette	2001 Pennsylvania Ave NW	Washington	DC	20006
287	North Dartmouth Mall	1360	137 North Dartmouth Mall	North Dartmouth, MA	2747	3,300	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
288	Eastland Mall	B8	2716 Eastland Mall	Columbus, OH	43232	4,560	Woodmont Company	Kim Welborn	Fort Worth	TX	76107
289	Woodland Mall	107	3195 28th St	Grand Rapids, MI	49512	3,615	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
290	Valley Hills Mall	230	1960 Hwy 70 SE	Hickory, NC	28602	3,699	Valley Hills Mall LLC	1114 Avenue of the Americas	New York	NY	10036-7703
291	Riverchase Galleria	221	2000 Riverchase Galleria	Hoover, AL	35244	3,089	General Growth	110 North Wacker Drive	Chicago	IL	60606
292	Westroads	3667	10000 California St	Omaha, NE	68114	4,022	General Growth	110 North Wacker Drive	Chicago	IL	60606
293	Tanger Outlets Riverhead (Factory Outlet Center)	1409A	1770 W Main St	Riverhead, NY	11901	3,860	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
294	Springfield Mall	U10B	1250 Baltimore Pkwy	Springfield, PA	19064	3,258	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
297	Macomb Mall	240 & 250	32281 Gratiot Ave	Roseville, MI	48066	3,000	Lormax Stern Development Co	38500 Woodward Ave,	Bloomfield Hills	MI	43804
299	Mall of Louisiana	2186	6401 Blue Bonnet Blvd	Central, LA	70836	3,369	General Growth	110 North Wacker Drive	Chicago	IL	60606
300	River Hills Mall	308	1850 Adams St	Mankato, MN	56001	3,044	General Growth	110 North Wacker Drive	Chicago	IL	60606

26324798v5 244426.000003

301	Colonial Mall Bel Aire	C19	3449 Bel Air Mall	Mobile, AL	36606	2,846	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
303	Northtown Mall	H19	398 Northtown Dr	Blaine, MN	55434	3,600	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
304	Bangor Mall	1051	663 Stillwater Ave	Bangor, ME	4401	3,514	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
305	Oakdale	35	601-635 Harry L. Drive	Johnson City, NY	13790	4,000	Vornado	210 Route 4 East	Paramus	NJ	7652
306	Independence Center	G07	Independence Center	Independence, MO	64057	4,174	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
307	Polaris	2094	1500 Polaris Pkwy	Columbus, OH	43240	3,243	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
308	South County Mall	342	51 South County Centerway	Koch, MO	63129	3,861	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
310	Valley View Mall	UB 80	4802 Valley View Blvd NW	Roanoke, VA	24012	3,866	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
312	McKinley Mall	714	3701 McKinley Pkwy	Buffalo, NY	14219-2683	3,337	Stoltz	725 Conshohocken State Road	Bala Cynwyd	PA	19004
313	Maine Mall	N137	364 Main Mall Rd	South Portland, ME	4106	3,970	General Growth	110 North Wacker Drive	Chicago	IL	60606
314	CherryVale Mall	F29	7200 Harrison Ave	Rockford, IL	61112	3,438	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
315	St Clair Square	105	134 St Clair Square	Fairview Heights, IL	62208	4,042	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
316	Cross Creek Mall	TB7	443 Cross Creek Mall	Fayetteville, NC	28303	4,599	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
317	Charleston Town Center	2105	2105 Charleston Town Ctr	Charleston, WV	25389	2,849	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
319	White Oaks Mall	c10	2501 W Wabash	Springfield, IL	62704	3,623	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
330	Park Plaza Mall	3048	6000 West Markham Street	Little Rock, AR	72205	2,910	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
332	Chicago Ridge	H-1	444 Chicago Ridge Mall Drive	Chicago, IL	60415	4,610	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
333	Washington Square	166	10202 E Washington St	Indianapolis, IN	46229	3,016	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

334	Ashland Town Center	468	500 Winchester Ave	Ashland, KY	41101	3,354	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
335	River Valley Mall	317	1635 River Valley Circle South	Lancaster, OH	43130	3,740	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
336	Logan Valley Mall	A - 944	5580 Goods Lane	Altoona, PA	16602	3,227	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
337	Capital City Mall	230	3506 Capital City Mall Dr	Camp Hill, PA	17011-7003	3,603	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
338	Jefferson Pointe Mall	H10	4120 W Jefferson Blvd	Fort Wayne, IN	46804	3,401	UCR Asset Services	8080 Park Lane	Dallas	TX	75231
339	The Mall at Whitney Field	238	100 Commercial Road	Leominster, MA	46804	3,548	Vintage Capital Grp	100 Commerical Road	Leominster	MA	1453
340	Oakwood Mall	322	4800 Golf Rd	Eau Claire, WI	54701	3,786	General Growth	110 North Wacker Drive	Chicago	IL	60606
341	The Lakes Mall	1076	1740 Mt Garfield Rd	Muskegon, MI	49444	2,928	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
342	York Galleria	166	2899 Whiteford Road	York, PA	17402	3,055	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
346	Robinson Town Center	2490	Robinson Mall	Robinson Township, PA	0	3,266	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
347	Stroud Mall	152	344 Stroud Mall Rd.	Stroudsburg, PA	18360	2,750	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
348	Connecticut Post	2035	1201 Boston Post Rd	Milford, CT	6460	4,680	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
349	Berkshire Mall	310	1665 State Hill Rd	Wyomissing, PA	19610	4,300	Allied Properties	4737 Concord Pike	Wilmington	DE	19803
351	The Plaza at King of Prussia	2035	160 N Guloph Rd	King of Prussia, PA	19406	6,306	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
355	Eastgate Mall	B-344	4601 Eastgate Blvd	Cincinnati, OH	45245	3,964	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
356	Southpark	F40	224 South Park Cir	Colonial Heights, VA	23834	3,150	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
358	Gateway Mall	C338	#5 Gateway	Lincoln, NE	68505	3,728	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
361	Spring Hill	1422	1072 Spring Hill Mall	West Dundee, IL	60118	3,402	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036

26324798v5 244426.000003

362	Solomon Pond	N219	601 Donald Lynch Blvd	Marlborough, MA	1752	3,208	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
363	Mall of Georgia	2025	3333 Buford Dr	Buford, GA	30519	3,713	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
364	Northwoods Mall	BL06	2200 West War Memorial Dr.	Peoria, IL	61613	4,281	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
366	Wausau Center	A124	0	Wausau, WI	0	3,600	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
367	Birchwood Mall	222	4350 24th Avenue #324	Fort Gratiot, MI	48059	3,199	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
368	Susquehanna Valley	F02A	Rtes 11 & 15	Selinsgrove, PA	17870	3,090	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
371	Salmon Run Mall	B117	Interstate Rte 81	Watertown, NY	13601	2,958	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
372	Champlain Center North	C119	459 Rte 3	Plattsburgh, NY	0	3,366	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
373	Florence Mall	2018	1132 Florence Mall	Florence, KY	0	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
377	Jefferson Mall	B-312	4801 Outer Loop	Louisville, KY	40219	3,139	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
378	University Mall	H05	155 Dorset Street	South Burlington, VT	5403	3,000	Finard Properties LLC	419 Boylston St	Boston	MA	2116
379	Rockingham Park Mall	W247	99 Rockingham Park Blvd	Salem, NH	3079	3,419	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
380	Brookfield Square	D-07	95 North Moorland Road	Brookfield, WI	53005-6084	3,987	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
381	Johnstown Galleria	220	Galleria Drive	Johnstown, PA	15901	3,250	Gemini Property Management	16740 Birkdale Commons Pkwy	Huntersville	NC	28078
384	Kenwood Town Center	L-209	7875 Montgomery Road	Cincinnati, OH	45236	3,650	General Growth	110 North Wacker Drive	Chicago	IL	60606
385	Kentucky Oaks Mall	270	5101 Hinkleville Road	Paducah, KY	42001	3,651	Cafaro Company	PO Box 2186	Youngstown	OH	44504
387	Apple Blossom Mall	S131A	1850 Apple Blossom Drive	Winchester, VA	22601	3,252	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
389	Wolfchase Galleria	1450	2760 North Germantown Parkway	Memphis, TN	38133	3,453	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
390	Magnolia Mall	1418	271 David McLead Boulevard	Florence, SC	29501	3,002	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102

26324798v5 244426.000003

392	West Towne Mall	D8	66 West Towne Mall	Madison, WI	53719-1069	3,050	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
394	Northgate Mall	114	9501 Colerain Avenue	Cincinnati, OH	45251	3,300	Tabani Group Inc	16600 Dallas Parkway	Dallas	TX	75248
395	Brunswick Square	212	755 State Highway 18	East Brunswick, NJ	8816	3,790	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
396	Easton Town Center	B206	4045 The Strand West	Columbus, OH	43219	3,268	Steiner and Associates, Inc.	4016 Townsfair Way	Columbus	OH	43219
397	Indian Mound Mall	725	771 South 30th Street	Heath, OH	43056	3,953	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
398	Towne East Square	K06A	7700 East Kellog Drive	Wichita, KS	67207	4,027	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
399	Sikes Senter Mall	490	3111 Midwestern Parkway	Wichita Falls, TX	76308	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
441	Georgia Square Mall	16	3700 Atlanta Highway	Athens, GA	30606-3155	3,150	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
442	Mall of Abilene	1132	4310 Buffalo Gap Rd	Abilene, TX	79606	3,339	Gregory Greenfield & Assoc Ltd Advisors	124 Johnson Ferry Road	Atlanta	GA	30328
444	Central Mall	125	5111 Rogers Avenue	Fort Smith, AR	72903	2,920	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
446	Westwood Mall	804	1850 West Michigan Ave.	Jackson, MI	49201	4,214	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
448	Penn Square Mall	2010	1901 Northwest Expressway	Oklahoma City, OK	73116	3,152	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
449	Louis Joliet Mall	1118	1118 Mall Loop Drive	Joliet, IL	60431	4,281	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
450	Crossroads Center	E-10	4101 West Division Street	St. Cloud, MN	56301	4,021	General Growth	110 North Wacker Drive	Chicago	IL	60606
451	University Mall	A16	1237 East Main Street PO Box 3187	Carbondale, IL	62902	3,600	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60611
453	Cape Cod Mall	S-119	Route 132 & Route 28	Hyannis, MA	2601	3,862	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
454	Grand Traverse Mall	208	3200 S Airport Road West	Traverse City, MI	49684	3,040	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
456	Lakeland Square Mall	630	3800 US HWY 98N.	Lakeland, FL	33809	3,200	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036

26324798v5 244426.000003

457	Colony Square	430	3575 Maple Ave	Zanesville, OH	43701	2,659	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
459	Towne Mall	A-006	1704 Dixie Highway	Elizabethtown, KY	42701	3,000	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
462	Viewmont Mall	772	Scranton Carbondale Highway	Scranton, PA	18508-1305	3,300	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
464	Bay City Mall	E505	4101 East Wilder Road	Bay City, MI	48706	3,410	Lormax Stern Development Co	38500 Woodward Ave,	Bloomfield Hills	MI	43804
465	Lansing Mall	174	5330 W. Saginaw Highway	Lansing, MI	48917	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
466	Lakeview Square Mall	631	5775 Beckley Road	Battle Creek, MI	49015	3,500	GK Development	257 E. Main Street, Ste 100	Barrington	IL	60010
467	Governor's Square Mall	680	2801 Wilma-Rudolph Blvd	Clarksville, TN	37042	3,720	Cafaro Company	PO Box 2186	Youngstown	OH	44504
468	Eastfield Mall	129	1655 Boston Road	Springfield, MA	1129	3,470	Mountain Development Corp.	100 Delawanna Avenue	Clifton	NJ	7014
469	Northpark Mall	162	Northpark Mall	Joplin, MO	64801	3,167	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
470	Northgate Mall (TN)	F020/F0303	203 Northgate Mall	Chattanooga, TN	37415	3,000	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
471	Hulen Mall	1635	1070 Hulen Mall	Fort Worth, TX	76132	2,909	General Growth	110 North Wacker Drive	Chicago	IL	60606
474	Apache Mall	311	333 Apache Mall	Rochester, MN	55902	3,041	General Growth	110 North Wacker Drive	Chicago	IL	60606
475	Anderson Mall	Q-8B	3101 North Main Street	Anderson, SC	29621	3,848	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
476	South Shore Plaza	2067	250 Granite Street	Braintree, MA	2184	4,964	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
477	Northgate Mall (NC)	410	1058 West Club Road	Raleigh, NC	27701	2,747	Northgate Associates	PO Box 2476	Durham	NC	27715
478	Yorktown Mall	133	133 Yorktown Center	Lombard, IL	60148	2,835	Collarmele Partners	2929 East Commercial Blvd	Fort Lauderdale	FL	33308
479	Pecanland Mall	1412	4700 Millhaven Road	Monroe, LA	71203	3,654	General Growth	110 North Wacker Drive	Chicago	IL	60606
481	Park Place Mall	344	5870 East Broadway Blvd	Tucson, AZ	85711	3,918	General Growth	110 North Wacker Drive	Chicago	IL	60606

26324798v5 244426.000003

482	Neshaminy Mall	622	622 Neshaminy Mall	Bensalem, PA	19020	3,175	General Growth	110 North Wacker Drive	Chicago	IL	60606
483	Triangle Town Center	FL1041	5950 Triangle Town Blvd.	Raleigh, NC	27616	3,541	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
484	The Oaks Mall	D-5 and D-6	6357 West Newberry Road	Gainsville, FL	32605	3,349	General Growth	110 North Wacker Drive	Chicago	IL	60606
485	Collin Creek Mall	1375	811 North Central Expressway	Plano, TX	75075	3,531	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
487	Carolina Place Mall	A-08	11025 Carolina Place Parkway	Pineville, NC	28134	4,145	General Growth	110 North Wacker Drive	Chicago	IL	60606
488	The Parks at Arlington	2420	3811 South Cooper Street	Arlington, TX	76015-4194	4,313	General Growth	110 North Wacker Drive	Chicago	IL	60606
489	Towne Square Mall	E-5	5000 Frederica Street	Owensboro, KY	42301	3,674	Towne Square Mall, LLC	Towne Sqaure Mall C/O Aronov Realty	Montgomery	AL	36123-5000
490	Grove City Premium Outlets	1045	1911 Leesburg Grove City Road	Grove City, PA	16127	4,749	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
491	Hagerstown Premium Outlets	520	495 Prime Outlets Blvd.	Hagerstown, MD	21740	5,063	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
492	San Marcos Outlet Stores	401 &402	3939 South I H 35	San Marcos, TX	78666-5957	5,764	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
493	Rehoboth Outlets	321	1600 Ocean Outlets	Rehoboth Beach, DE	19971	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
494	Valley Mall	412A	1925 E. Market Street	Harrisonburg, VA	22801	3,200	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
507	Greenwood Mall	516	2625 Scottsville Road	Bowling Green, KY	42104	7,168	General Growth	110 North Wacker Drive	Chicago	IL	60606
508	Myrtle Beach Outlet	H100	4625 Factory Stores Blvd.	Myrtle Beach, SC	29579	5,040	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
509	Pleasant Prairie Outlets	C050	11211 120th Avenue	Kenosha, WI	53158	3,600	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
510	Jeffersonville	755	8755 Factory Shops Blvd	Jeffersonville, OH	43128	4,976	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
511	Birch Run Premium Outlets	H010	12140 South Beyer Road	Birch Run, MI	48415	6,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
512	Prime Outlets Niagara	20 / 21	1672 Military Road	Niagara Falls, NY	14304	5,730	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407

26324798v5 244426.000003

515	Waterloo Outlets	C098	655 Route 318	Waterloo, NY	13165	6,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
517	New River Valley Mall	716	782 New River Road	Christiansburg, VA	24073-6506	3,542	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
518	Crossroads Mall	120	6650 South Westnedge Road	Portage, MI	49024	3,271	General Growth	110 North Wacker Drive	Chicago	IL	60606
519	Wyoming Valley Mall	338	29 Wyoming Valley Mall	Wilkes Barre, PA	18702	3,976	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
521	Geneva Center Commons	2200	502 Commons Way	Geneva, IL	60134	3,600	Mid-America	One Parkview Plaza	Oakbrook Terrace	IL	60181
522	Southridge Mall	1300	5300 South 76th Street	Greendale, WI	53129	4,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
526	Grapevine Mills Mall	526A	3000 Grapevine Mills Parkway	Grapevine, TX	76051	6,792	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
527	Golden East Crossing	1112	1100 N. Wesleyan Blvd	Rocky Mount, NC	27804	2,606	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
528	Sarasota Square	A2	8201 South Tamiami Trail	Sarasota, FL	34238	3,389	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
529	Green Tree Mall	526	757 E. Highway 131	Clarksville, IN	47129	3,000	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanoogo	TN	37421
530	Columbia Mall (MO)	318	2300 Bernadette Drive	Columbia, MO	65203	3,003	General Growth	110 North Wacker Drive	Chicago	IL	60606
531	Quintard Mall	72-B	700 Quintard Drive	Oxford, AL	36203	3,515	The Woodmont Company	2100 West 7th Street	Fort Worth	TX	76107
532	Huntington Mall	760	Route 60 and Mall Road	Barboursville, WV	25504	3,566	Cafaro Company	PO Box 2186	Youngstown	OH	44504
535	Bellis Fair Mall	604	1 Bellis Fair Parkway	Bellingham, WA	98226	3,426	General Growth	110 North Wacker Drive	Chicago	IL	60606
536	Patrick Henry Mall	413	12300 Jefferson Ave.	New Port News, VA	23602	3,434	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
537	The Citadel Mall	2392	750 Citadel Drive	Colorado Springs, CO	80909	3,914	Spinoso Management Group LLC	100 Northern Concourse	North Syracuse	NY	13212
538	North East Mall	D-18B	1001 Melbourne Street	Hurst, TX	76053	3,199	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
541	South Hill Mall	944	3500 South Meridian	Puyallup, WA	98373	3,382	Cafaro Company	PO Box 2186	Youngstown	OH	44504

26324798v5 244426.000003

543	Vancouver Mall	246	8700 NE Vancouver Mall Drive	Vancouver, WA	98662	3,210	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
544	Bay Park Square	985	303 Bay Park Square	Green Bay, WI	54304	3,527	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
545	Country Side Mall	1059	27001 US Highway 19	Clearwater, FL	33761	3,349	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
546	Fox River Mall	104	4301 West Wisconsin Ave	Appleton, WI	54913	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
548	Lima Mall	542	2400 Elida Road	Lima, OH	45805	4,613	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
549	Valley View Mall-WI	162	3800 State Road 16	LaCrosse, WI	54601	3,422	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
550	Post Oak Mall	4006	1500 Harvey Road	College Station, TX	77840	3,785	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
553	Carolina Mall	265	1408 Concord Parkway N.	Concord, NC	28025	3,418	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
554	Valley West Mall	182	1551 Valley West Drive	West DeMoines, IA	50266	3,888	Watson Centers	3100 West Lake Street, Ste 420	Minneapolis	MN	55416
555	Cordova Mall	B-217	5100 North Nine Avenue	Pensacola, FL	32504	3,999	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
557	Quail Springs	252	2501 West Memorial Road	Oklahoma City, OK	73134	3,333	General Growth	110 North Wacker Drive	Chicago	IL	60606
558	Towne West Square	K02A	4600 West Kellogg	Wichita, KS	67209	3,180	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
561	Altamonte Mall	1453	451 East Altamonte Drive Suite 1453	Altamonte Springs, FL	32701	3,552	General Growth	110 North Wacker Drive	Chicago	IL	60606
563	Vista Ridge Mall	1386	2401 South Stemmons Fairway	Lewisville, TX	75067	2,762	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
565	North Star Mall	100	7400 San Pedro	San Antonio, TX	78216	4,620	General Growth	110 North Wacker Drive	Chicago	IL	60606
566	Memorial City Mall	210	303 Memorial City Mall	Houston, TX	77027	4,152	Memorial City Mall Mall, LP	929 Gessner	Houston	TX	77024
567	Empire Mall	314	1230 Empire Mall	Sioux Falls, SD	57106	3,409	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
568	Southern Hills Mall	312	4400 Sergeant Road	Sioux City, IA	51106	3,561	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

569	Oglethorpe Mall	32	7804 Abercorn Street	Savannah, GA	31406	3,580	General Growth	110 North Wacker Drive	Chicago	IL	60606
570	Southlake Mall	1206	1206 Southlake Mall	Morrow, GA	30260	4,121	Vintange Real Estate LLC	1000 Southlake Mall	Morrow	GA	30260
571	Millcreek Mall	250	250 Millcreek Mall	Erie, PA	16565	3,708	Cafaro Company	PO Box 2186	Youngstown	OH	44504
572	Vintage Faire Mall	Q06	3401 Dale Road	Modesto, CA	95356	3,776	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
573	Wiregrass Commons	95	900 Commons Drive	Dothan, AL	36303	3,407	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
574	Westgate Mall	370	205 West Blackstock Road	Spartanburg, SC	29301	4,191	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
575	Deerbrook Mall	1090	20131 Highway 59 North	Humble, TX	77338	3,090	General Growth	110 North Wacker Drive	Chicago	IL	60606
576	Colonial Mall Valdosta	1034	1700 Norman Drive	Valdosta, GA	31601	3,371	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
577	Parkway Place Mall	242	2801 South Memorial Parkway	Huntsville, AL	35801	3,545	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
578	Francis Scott Key Mall	660	5500 Buckyestown	Frederick, MD	21703	4,089	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
579	Tanger Five Oaks	1370	1645 Parkway Suite	Sevierville, TN	37862	3,550	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
580	Ellenton Premium Outlets	905	5109 Factory Shops Blvd	Ellenton, FL	34222	4,118	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
581	Gaffney Premium Outlets	235	235 Factory Shops Blvd.	Gaffney, SC	29341	3,514	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
582	Tanger Outlet Center in Foley	422	2601Soth McKenzie	Foley, AL	36535	5,240	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
583	Gettysburg Outlet	B-420	1863 Gettysburg Village Drive	Gettysburg, PA	17325	3,600	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
584	Woodland Hills Mall	244	7021 South Memorial Drive	Tulsa, OK	74133	3,531	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
587	South Plains Mall	B-9	6002 Slide Road	Lubbock, TX	79414	3,590	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
588	Rivercenter Mall	491	849 East Commerce Street	San Antonio, TX	78205	3,558	River Center Mall	849 East Commerice Street	San Antonio	TX	8205

26324798v5 244426.000003

589	Lakeline Mall	N10	11200 Lakeline Mall Drive	Cedar Park, TX	78613	2,986	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
590	Tuttle Crossing	139	5043 Tuttle Crossing Blvd	Dublin, OH	43016	3,013	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
591	Lakeforest Mall	E-115	701 Russell Ave	Gaithersburg, MD	20877	3,152	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60611
592	Clackamas Town Center	B-209	12000 South E. 82nd Ave	Portland, OR	97086	3,390	General Growth	110 North Wacker Drive	Chicago	IL	60606
593	Kingsport Town Center (Fort Henry Mall)	E-39	2101 Fort Henry Drive	Kingsport, TN	37664	2,880	Avison Young	30 Ivan Allen Jr Blvd	Atlanta	GA	30308
594	Regency Square Mall	1308	301 Cox Creek Parkway	Florence, AL	35630	3,500	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
596	The Mall of Acadiana	E209	5725 Johnston Street	Lafayette, LA	70503	4,653	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
597	Spotsylvania Mall	305	305 Spotsylvania Mall	Fredericksburg, VA	22407	3,575	Cafaro Company	PO Box 2186	Youngstown	OH	44504
598	Rushmore Mall	218	2200 North Maple	Rapid City, SD	57701	3,393	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
600	Castle Rock Outlets	370	5050 Factory Shops Blvd	Castle Rock, CO	80106	4,718	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
602	Northpark Mall	216	1200 East County Line Road	Ridgeland, MS	39157	3,753	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
603	Tyrone Square	672A	6901 Tyrone Square	St. Petersburg, FL	33710	3,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
604	West Acres	310	3902 13th Ave Southwest	Fargo, ND	58103	3,318	West Acres Development	3902 13th Ave S, Suite 3717	Fargo	ND	58103-7512
605	University Mall	315/317	2205 University Square Mall	Tampa Bay, FL	33612	4,026	RD Management LLC	810 Seventh Avenue	New York	NY	10019
606	Oakridge Mall	V-21	925 Blossom HIll Road	San Jose, CA	95123	3,065	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
608	Florida Mall	1226	8001 South Orange Blossom Trail	Orlando, FL	32809	4,485	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

609	Kittery Premium Outlets (The Maine Mall Outlets)	17	345 US Route 1	Kittery, ME	3904	3,203	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
612	Superstition Springs Mall	J14	6555 East Southern Ave	Mesa, AZ	85206	3,310	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
614	Wheaton Mall	151	11160 Veirs Mill Road	Silver Spring, MD	20902	3,650	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
615	St. Augustine Outlets	O102	2700 State Road 16	St. Augustine, FL	32092	3,900	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
618	Berkeley Mall	G-9	621 A Berkeley Blvd.	Goldsboro, NC	27534	3,782	Berkeley Mall LLC	720 S. Lafayette Street	Shelby	NC	28150
619	Center at Salisbury	H121	2300 North Salisbury Blvd	Salisbury, MD	21801	3,100	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
620	Barton Creek Mall	M05	2901 Capital fo TX Highway	Austin, TX	78746	3,615	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
621	Brandon Town Center	553	553 Brandon Town Center	Brandon, FL	33510	3,081	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
623	Jacksonville Mall	C11	342 Jacksonville Mall	Jacksonville, NC	28546	3,015	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
624	Katy Mills Mall	675	5000 Katy Mills Circle	Katy, TX	77494	5,155	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
625	Citrus Park Mall	8081	8081 Citrus Park Town Center	Tampa, FL	33625	3,783	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
626	Westgate Mall	552	7701 W. Interstate 40	Amarillo, TX	79121-0140	3,500	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
628	Towson Town Center	1125	825 Dullaney Valley Road	Towson, MD	21204	3,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
631	Southland Mall	2027	5953 West Park Ave.	Houma, LA	70364	3,510	Morguard Investments Limited	2542 Williams Blvd	Kenner	LA	70062-5596
632	Belmar Mall	2M3-R-30	7251 West Alaska Drive	Lakewood, CO	80226	3,538	Belmar Mainstreet Holdings, LLC	355 S. Teller Street 210	Lakewood	CO	80226
634	Panama City	2202	2202 Martin Luther King Jr. Blvd	Panama City, FL	32405	2,804	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
635	Mall St. Vincent	360	1133 St. Vincent Ave	Shreveport, LA	71104	3,214	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036

26324798v5 244426.000003

637	Chico Mall	C-307	1950 East 20th Street	Chico, CA	95928	3,130	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
638	Battlefield Mall	T18	2825 South Glenstone Rd	Springfield, MO	65804	4,568	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
640	Cumberland Mall	B10	3849 South Delsea Drive	Vineland, NJ	8360	2,994	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
641	Chapel Hills Mall (CO)	137	1710 Briargate Blvd	Colorado Springs, CO	80920	3,547	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60611
642	Paddock Mall	248A	3100 College Road	Ocala, FL	34474	3,575	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
644	East Towne Mall	518	21 East Towne Mall	Madison, WI	53704	3,800	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
646	Markland Mall	H10B	1114 17th Street	Kokomo, IN	46902	3,480	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
647	Colorado Mills	446	14500 Colfax Ave.	Lakewood, CO	80401	3,467	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
649	Jordan Creek Mall	2334	101 Jordan Creek Parkway	Des Moines, IA	50266	3,149	General Growth	110 North Wacker Drive	Chicago	IL	60606
650	Sooner Mall	321	3321 West Main Street	Norman, OK	73072	3,485	General Growth	110 North Wacker Drive	Chicago	IL	60606
651	Albertville Outlets	A010	6415 Labeaux Ave	Albertville, MN	55301	4,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
652	Arrowhead Town Center	2112	7700 West Arrowhead Town Center	Glendale, AZ	85038	3,013	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
653	Lighthouse Outlets	815	815 Lighthouse Place	Michigan City, IN	46360	4,879	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
654	Plaza Bonita	1155	3030 Plaza Bonita Road	National City, CA	91950	6,184	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
657	Baybrook Mall	1004	1300 Baybrook Mall	Houston, TX	77546	6,002	General Growth	110 North Wacker Drive	Chicago	IL	60606
659	Algonquin Commons	4190	1904 South Randall Road	Algonquin, IL	60102	3,600	Mid-America	One Parkview Plaza	Oakbrook Terrace	IL	60181
660	Spokane Valley Mall	1012	14700 East Indiana Ave	Spokane, WA	99216	3,891	General Growth	110 North Wacker Drive	Chicago	IL	60606
661	Golden Triangle Mall	3554	2201 I-35 East	Denton, TX	76205	3,142	MG Herring Group	5710 LBJ Freeway	Dallas	TX	75240
662	Central Mall (TX)	23	23 Central Mall	Texarkana, TX	75503	3,199	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326

26324798v5 244426.000003

663	Williamsburg Premium Outlets	E080	5715 -E080 Richmond Road	Williamsburg, VA	23188	4,118	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
665	Mall at Wellington Green	142	10300 West Forest Hill Road	Wellington, FL	33414	2,866	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
667	Victor Valley Mall	437	14400 Bear Valley Road	Victorville, CA	92393	3,165	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
671	Old Hickory Mall	B4A	2021 N. Highland Ave.	Jackson, TN	38305	3,928	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
672	Zona Rosa Mall	206	7116 Northwest 86 Terrace	Kansas City, MO	64153	3,595	Olshan Properties	5500 New Albany Road East	New Albany	OH	43054
673	Valley Plaza Mall	155	2701 Ming Ave	Bakersfield, CA	93304	3,570	General Growth	110 North Wacker Drive	Chicago	IL	60606
675	Ingram Park Mall	L-8	6301 NW Loop 410	San Antonio, TX	78238	3,480	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
676	Richland Mall	39	6001 West Waco Drive	Waco, TX	76710	3,500	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
677	Broadway Mall	879	462 Broadway Mall	Hicksville, NY	11801	4,014	Pacific Retail Capital Partners	100 N. Sepulveda Blvd	El Segundo	CA	90245
679	Melbourne Square Mall	229A	1700 W. New Haven	Melbourne, FL	32904	3,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
680	Greenbrier Mall	2234	1401 Greenbrier Parkway	Chesapeake, VA	23320	3,502	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
681	Galleria at Dallas	3375	0	Dallas, TX	75240	3,200	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
682	Treasure Coast Mall	3256	3256 NW Federal Highway	Jensen Beach, FL	34957	2,663	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
683	Tanger Howell	D250	1475 North Burkhart Road	Howell, MI	48855	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
684	Coastland Mall	M0004	1912 Tamiami Trail	Naples, FL	34102	3,644	General Growth	110 North Wacker Drive	Chicago	IL	60606
685	Edgewater Mall	32	2600 Beach Blvd.	Biloxi, MS	39531	4,235	Jim Wilson & Assoc.	2660 Eastchase Lane	Montgomery	AL	36117
686	Broadway Square	B09A	4601 S. Broadway	Tyler, TX	75703	3,630	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
687	Osage Beach Outlets	BB9	4540 Highway 54	Osage Beach, MO	65065	4,518	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

688	Imperial Valley Mall	1474	3451 South Dogwood Ave	El Centro, CA	92243	6,187	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
689	Mall at Barnes Crossing	220	1001 Barnes Crossing Rd.	Tupelo, MS	38804	3,575	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
690	Valley Mall (MD)	278	17301 Valley Mall Road	Hagerstown, MD	21740	3,025	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
691	Orange Park Mall	C19	1910 Wells Road	Orange Park, FL	32073	3,127	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
692	Sunland Park Mall	E09	750 Sunland Park Drive	El Paso, TX	79912	3,407	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
693	Northwest Arkansas Mall	1230	4201 North Shiloh Drive	Fayetteville, AR	72703	3,536	Spinoso Management Group LLC	100 Northern Concourse	North Syracuse	NY	13212
694	Flatiron Crossing	1116	1 West Flat Iron Circle	Broomfield, CO	80021	3,600	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
695	Parkdale Mall	D412	6155 Eastex Freeway	Beaumont, TX	77706	3,004	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
696	Charlottesville Mall	1410A	1558 East Real Road	Charlottesville, VA	22901	2,816	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
697	Houston Galleria	6050	5085 Westheimer Road	Houston, TX	77056	3,736	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
698	The Avenues	1580	10300 Southside Blvd.	Jacksonville, FL	32256	3,842	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
699	Sawgrass Mills Mall	653A	12801 W. Sunrise Blvd	Sunrise, FL	33323	7,346	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
700	Oak View Mall	H02	3001 S. 144th Street	Omaha, NE	68144	3,344	General Growth	110 North Wacker Drive	Chicago	IL	60606
701	First Colony	255	16535 Southwest Freeway	Sugarland, TX	77479	3,762	General Growth	110 North Wacker Drive	Chicago	IL	60606
705	Coronado Mall	B-4	6600 Menual North East	Alburquerque, NM	87110	3,454	General Growth	110 North Wacker Drive	Chicago	IL	60606
707	College Square Mall	52	2550 East Morris Blvd.	Morristown, TN	37813	4,027	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
708	Boynton Beach	365A	801 North Congress Ave.	Boynton Beach, FL	33426	3,314	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
712	Clinton Crossings Outlet	110	20 A Killingworth Turnpike	Clinton, CT	6413	4,052	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

713	Edinburgh Outlets	D010	11660 N.E. Executive Drive	Edinburgh, IN	46124	6,074	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
716	Mall of Monroe	525	2121 North Monroe Street	Monroe, MI	48162	2,976	Cafaro Company	PO Box 2186	Youngstown	OH	44504
717	Ontario Mills	404 A	One Mill Circle	Ontario, CA	91764	6,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
718	Montgomery Mall (MD)	194	7101 Democracy Blvd.	Bethesda, MD	20817	3,500	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
719	Chicago Outlets	1239	1650 Premium Outlets Blvd	Aurora, IL	60502	4,459	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
720	Wrentham Outlets	335	1 Premium Outlets Blvd.	Wrentham, MA	2093	3,531	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
721	Desoto Square	421	303 Highway 301 Blvd. West	Bradenton, FL	34205	3,130	Mason Asset Management	747 Middle Neck Road	Great Neck	NY	11024
722	The Crossings Outlets	E-02	1000 Rt. 611	Tannersville, PA	18372	3,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
723	Petaluma Outlets	435	2200 Petaluma Blvd. North	Petaluma, CA	94952	4,453	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
724	Alexandria Mall	1184	3437 Masonic Drive	Alexandria, LA	71301	3,740	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
726	Aurora Outlets	160	549 S. Chillicothe Road	Aurora, OH	44202	4,043	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
727	The Woodlands Mall	1014	1201 Lake Woodlands Drive	The Woodlands, TX	77380	3,510	General Growth	110 North Wacker Drive	Chicago	IL	60606
728	LaPlaza Mall	A-5	2200 S. 10th Street	McAllen, TX	78503	3,625	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
729	Fair Oaks Mall	J-119	11743L Fair Oaks Mall	Fairfax, VA	22033	3,695	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
730	Chula Vista Mall	1098	555 Broadway	Chula Vista, CA	91910	3,040	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
731	Rogue Valley Mall	1037	1600 N. Riverside Ave.	Medford, OR	97501	2,895	General Growth	110 North Wacker Drive	Chicago	IL	60606
732	Boise Town Square	2120	300 N. Milwaukee	Boise, ID	83704	3,540	General Growth	110 North Wacker Drive	Chicago	IL	60606
733	Lakeside Mall	54 B	3301 Veterans Memorial Blvd.	Metairie, LA	70002	3,543	Lakeside Mall	3301 Veteran's Memorial Blvd.	Metairie	LA	70002

26324798v5 244426.000003

734	Crabtree Valley Mall	1086	4325 Glenwood Ave.	Raliegh, NC	27612	3,551	Plaza Associates	2840 Plaza Place	Raliegh	NC	27612
735	The Meadows Mall	2170	4300 Meadows Lane	Las Vegas, NV	89107	3,690	General Growth	110 North Wacker Drive	Chicago	IL	60606
736	Galleria at Tyler	F210	1299 Galleria at Tyler	Riverside, CA	32503	3,403	General Growth	110 North Wacker Drive	Chicago	IL	60606
737	Sunrise Mall (TX)	1200	2370 North Expressway	Brownsville, TX	78256	7,428	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
738	Peachtree Mall	38	3507 Manchester Expressway	Columbus, GA	31909	3,800	General Growth	110 North Wacker Drive	Chicago	IL	60606
739	Woodbury Commons	255	255 Red Apple Court	Central Valley, NY	10917	4,214	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
740	Atlantic City Outlets	160	111 B North Michigan Ave	Atlantic City, NJ	8401	5,100	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
741	Las Americas	473	4141 Camino De La Plaza Drive	San Ysidro, CA	0	8,450	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
742	Woodbury Lakes Mall	506	9140 Hudson Rd	Woodbury, MN	55125	3,596	Ramco Gershenson	31500 Northwest Highway	Farminton Hills	MI	48334
744	University Mall (UT)	B-40	575 E. University Parkway	Orem, UT	84097	3,942	Woodbury Corporation	2733 E. Parley's Way	Salt Lake City	UT	84109-1662
745	Provo Town Center	1140	1200 Town Centre Blvd.	Provo, UT	84601	3,286	General Growth	110 North Wacker Drive	Chicago	IL	60606
746	Palm Desert Mall	457	72840 Highway 111	Palm Desert, CA	92260	3,048	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
747	Camarillo Outlets	500	740 Ventura Blvd.	Camarillo, CA	93010	2,925	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
748	Cielo Vista Mall	T-6	8401 Gateway Blvd	El Paso, TX	79925	3,536	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
749	Northlake Mall	181	6801 Northlake Mall Drive	Charlotte, NC	28216	3,071	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
750	Fayette Mall	G718	3615 Nicholasville Rd.	Lexington, KY	40503	3,502	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
751	Marley Station	E-217	7900 Govenor Ritchie Highway	Glenn Burnie, MD	21061	3,500	Woodmont Company	Kim Welborn	Fort Worth	TX	76107
752	Shops at Saucon Valley	420	2845 Center Valley Parkway	Bethlehem, PA	18034	3,400	Poag Shopping Centers LLC	2650 Thousand Oaks Blvd	Memphis	TN	38118

26324798v5 244426.000003

753	Great Mall Milpitas	480	480 Great Mall Drive	Milpitas, CA	95035	3,800	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
754	Oakland Mall	362	362 West 14 Mile Rd.	Troy, MI	48083	4,000	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60611
755	Albany Mall	C-10	2601 Dawson Road	Albany, GA	31707	3,676	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
756	Rock Hill Galleria	825	2301 Dave Lyle Blvd.	Rock Hill, SC	29730	3,500	Cypress Equities	8343 Douglas Ave	Dallas	TX	75225
757	Lindale Mall	110	4444 1st Ave. NE	Cedar Rapids, IA	52402	3,668	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
759	Westgate Mall (MA)	E131	200 Westgate Drive	Brockton, MA	2301	2,964	NED MANAGEMENT LIMITED PARTNERSHIP	75 PARK PLAZA	BOSTON	MA	2116
761	Eastridge Mall (CA)	2090	2090 Eastridge Loop	San Jose, CA	95122	3,335	General Growth	110 North Wacker Drive	Chicago	IL	60606
762	Uniontown Mall	332	1332 Mall Run Road	Uniontown, PA	15401	3,513	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
763	Crossroads Mall (WV)	F10	2 Crossroads Mall	Breckley, WV	25800	3,620	Preit Services LLC	200 South Broad Street	Philadelphia	PA	19102
764	Coral Square Mall	9501	9501 West Atlantic Blvd.	Coral Springs, FL	33071	3,880	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
765	Turtle Creek Mall	370	1000 Turtle Creek Drive	Hattiesburg, MS	39402	3,430	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
767	Forest Mall	D01B	835 West Johnson St.	Fond Du Lac, WI	54935	3,533	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
768	Tacoma Mall	432B	4502 South Stelle Street	Tacoma, WA	98409	3,587	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
770	Firewheel Town Center	H05	365 Cedar Sage Drive	Garland, TX	75040	3,654	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
771	Newgate Mall	1064	3651 Wall Ave.	Ogden, UT	84405	3,456	General Growth	110 North Wacker Drive	Chicago	IL	60606
772	Legends at Village West	B-5	1837 Village West Parkway	Kansas City, KS	66109	3,384	Red Legacy	4717 Central	Kansas City	MO	64112
773	Shoppes at La Cantera	1670	15900 LaCantera Parkway	San Antonio, TX	78256	3,246	General Growth	110 North Wacker Drive	Chicago	IL	60606
775	Indian River Mall	686 B	6200 20th St.	Vero Beach, FL	32966	2,912	Bayer Properties LLC	Attn: David Silverstein, Reciever	Birmingham	AL	35205

26324798v5 244426.000003

776	Northshore Square Mall	2035	150 North Shore Blvd.	Slidell, LA	70460	3,248	Morguard Investments Limited	2542 Williams Blvd	Kenner	LA	70062-5596
777	Northridge Mall	116	9301 Tampa Ave.	Northridge, CA	91324	3,758	General Growth	110 North Wacker Drive	Chicago	IL	60606
778	Montclair Plaza	2128	5060 Montclair Plaza Lane	Montclair, CA	91763	3,501	5060 E. Monclair Plaza Lane Owner LLC	4700 Wilshire Blvd	Los Angeles	CA	90010
779	Piedmont Mall	122	325 Piedmont Drive	Danville, VA	24540	3,500	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
780	Santa Rosa Mall	1012A	Santa Rosa Plaza	Santa Rosa, CA	95401	3,201	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
781	Irvine Spectrum Center	826	613 Spectrum Center Drive	Irvine, CA	92618	3,430	Irvine Company	The Irvine Co. Retail Properties	Irvine	CA	92617
782	Layton Hills Mall	2008	1076 Layton HIlls Mall	Layton, UT	84041	3,281	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
783	Aurora Mall	1057	14200 E. Alameda Ave.	Aurora, CO	80012	3,700	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
784	Southaven Towne Center	830	6524 Towne Center Loop	Southaven, MS	38671	3,090	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
785	Eastern Shores	106	30500 State Highway 181	Spanish Fort, AL	36527	3,500	Jim Wilson & Assoc.	2660 Eastchase Lane	Montgomery	AL	36117
786	Mt. Berry Square	220	32 Mt. Berry Square NE	Rome, GA	30165	3,205	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
787	Dolphin Mall	274	11401 NW 12 Street	Miami, FL	33172	4,689	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
788	Santa Anita Mall	H-11	400 South Baldwin Ave.	Arcadia, CA	91007	3,335	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
789	Fresno Fashion Fair	G-9	693 East Shaw Ave	Fresno, CA	93710	3,794	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
790	Settlers Green	D54	2 Commons Court	North Conway, NH	3860	4,171	OVP Management	2 Commons Court Unit C13	North Conway	NH	3860
791	Northridge Mall (CA)	F06	674 Northridge Mall	Salinas, CA	93906	3,840	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601

26324798v5 244426.000003

792	Newpark Mall	1047	1047 Newpark Mall	Newark, CA	94560	3,012	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
793	Las Vegas Fashion Outlets	100	32100 Las Vegas Blvd.	Primm, NV	89019	4,200	AWE Talisman	1500 San Remo Ave.	Coral Gables	FL	33146
794	Seattle Premium Outlets	654	10600 Quil Ceda Blvd.	Tulalip, WA	98271	2,935	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
795	Solano Mall	L-9	1350 Travis Blvd.	Fairfield, CA	94533	3,089	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
796	Weberstown Mall	429	4950 Pacific Ave.	Stockton, CA	95207	3,790	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
797	Walnut Square Mall	55	2150 E. Walnut Ave	Dalton, GA	30721	2,901	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
798	Longview Mall	H05A	3499 McCann Road	Longview, TX	75604	4,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
800	North Georgia Outlets	215	800 Highway 400 South	Dawsonville, GA	30534	4,014	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
802	Pittsburgh Mills	373	373 Pittsburgh Mills Circle	Tarentum, PA	15084	3,321	Zamias	300 Market Street	Johnstown	PA	15901
803	Prien Lake Mall	B03A	161 West Prien Lake Road	Lake Charles, LA	70601	3,760	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
804	Metropolis Mall	210	2498 Futura Parkway	Plainfield, IN	46168	3,300	Poag & McEwen	2650 Thousand Oaks Blvd	Memphis	TN	38118
805	Volusia Mall	123	1700 West International Speedway Blvd.	Daytona Beach, FL	32114	2,945	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
806	Mainplace Mall	656	2800 N. Main Street	Santa Ana, CA	92705	3,100	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
807	Rolling Oaks Mall	J10A	6909 North Loop 1604	San Antonio, TX	78247	2,979	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
809	Bradley Square	608	200 Paul Huff Parkway	Cleveland, TN	37312	3,482	Morrison Companies	16851 Jefferson Highway	Baton Rouge	LA	70817
810	Gurnee Mills Mall	781	6170 W. Grand Ave.	Gurnee, IL	60031	4,401	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
811	Tucson Mall	289	4500 N. Oracle Road	Tucson, AZ	85705	7,195	General Growth	110 North Wacker Drive	Chicago	IL	60606

26324798v5 244426.000003

812	Lakewood Center	372	372 Lakewood Center	Lakewood, CA	90712	3,500	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
813	South Towne Center	1250	10450 S. State St.	Salt Lake City, UT	84070	3,000	Pacific Retail Capital Partners	100 N Speulveda Blvd	El Sagundo	CA	90245
814	Streets at Southpoint	2150	6910 Fayetteville Road	Durham, NC	27713	3,845	General Growth	110 North Wacker Drive	Chicago	IL	60606
815	Auburn Mall (MA)	S180	385 S. Bridge St.	Auburn, MA	1501	3,510	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
816	Tanger Park City Outlets	K-110	6699 N. Landmark Drive	Park City, UT	84098	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
817	Tulare Outlet Center (Horizon Outlet Center)	E005	1407 Retherford St.	Tulare, CA	93274	4,000	The Woodmont Company	2100 West 7th Street	Fort Worth	TX	76107
818	Glendale Galleria	BU03	2148 Glendale Galleria	Glendale, CA	91210	2,864	General Growth	110 North Wacker Drive	Chicago	IL	60606
819	Port Charlotte Town Center	141A	1441 Tamiami Trail	Port Charlotte, FL	33948	3,457	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
820	Hot Springs Mall	B-7	4501 Central Ave.	Hot Springs, AR	71913	3,849	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
822	Regency Square (FL)	150	9501 Arlington Expressway	Jacksonville, FL	32225	2,863	Namdar Realty Group	150 Greatneck Road	Great Neck	NY	11021
823	Stonebriar Mall	2154	2601 Preston Road	Frisco, TX	75034	3,242	General Growth	110 North Wacker Drive	Chicago	IL	60606
824	Tanger Locust Grove	411	1000 Tanger Drive	Locust Grove, GA	30248	5,300	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
825	Northpark Mall	2H2-2264	8687 N. Central Expressway	Dallas, TX	75225	3,520	Nasher	8080 N. Central Expressway	Dallas	TX	75206-1807
826	Horton Plaza	49	59 Horton Plaza	San Diego, CA	92101	4,000	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
827	Pierre Bossier	87	2950 E. Texas St.	Bossier, LA	71111	3,412	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
828	Mall at Turtle Creek	405	3000 East Highland Drive	Jonesboro, AR	72401	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
829	Tanger Lincoln City	J500	1500 SE East Devil's Lake Road	Lincoln City, OR	97367	4,297	Singerman Real Estate LLC	980 N. Michigan Ave	Chicago	IL	60611
830	Branson Landing	409	409 Branson Landing	Branson, MO	65616	3,054	HCW Private Development	100 Branson Landing	Branson	MO	65616

26324798v5 244426.000003

831	Briarwood Mall	105-G	266 Briarwood Circle	Ann Arbor, MI	48180	4,344	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
832	Shops at Sunset	B01A	5701 Sunset Drive	Miami, FL	33143	3,116	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
833	Columbiana Centre	1460	100 Columbiana Circle	Columbia, SC	29212	3,925	General Growth	110 North Wacker Drive	Chicago	IL	60606
834	Westminster Mall	2044A	2044 A Westminster Mall	Westminster, CA	92683	3,850	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
835	West Oaks Mall (FL)	338	9401 West Colonial Drive	Orlando, FL	34761	3,504	Moonbeam Capital Investment, LLC	9103 Alta Drive	Las Vegas	NV	89145
836	Victoria Mall (TX)	205	7800 North Navarro	Victoria, TX	77904	3,500	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
837	Merced Mall	280	280 Merced Mall	Merced, CA	95348	3,446	Codding Enterprises	PO Box 6655	Santa Rosa	CA	95406-0655
838	Woodburn Premium Outlet (Woodburn Company Store)	606	1001 Amey Road	Woodburn, OR	97071	4,668	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
839	Bonita Lakes	50	150 Bonita Lake	Meridian, MS	39301	2,977	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
840	Carriage Crossing (Avenue Collierville)	808	4650 Merchants Park Circle	Memphis, TN	38017	3,499	Poag Shopping Centers LLC	2650 Thousand Oaks Blvd	Memphis	TN	38118
841	Killeen Mall	1412	2100 South W.S. Young Drive	Killeen, TX	76543	3,089	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
842	Town East (TX)	1144	1238 Town East Mall	Mesquite, TX	75150	4,500	General Growth	110 North Wacker Drive	Chicago	IL	60606
843	Willowbend Mall	C-118	6121 West Park Blvd.	Plano, TX	75093	3,416	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
846	Visalia Mall	1815	2221 S. Mooney Blvd.	Visalia, CA	93277	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
847	Tanger Gonzales Outlets	158	2400 Tanger Blvd.	Gonzales, LA	70737	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408

26324798v5 244426.000003

848	Rosedale Center	840	10 Rosedale Center	Roseville, MN	55113	3,390	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
849	Magic Valley Mall	263&265	1485 Poleline Road East	Twin Falls, ID	0	3,353	Woodbury Corporation	2733 E. Parley's Way	Salt Lake City	UT	84109-1662
850	Galleria at Sunset	2725	1300 West Sunset Road	Henderson, NV	89014	3,500	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
852	Grand Teton Mall	1229	2300 E. 17th Street	Idaho Falls, ID	83404	3,600	General Growth	110 North Wacker Drive	Chicago	IL	60606
853	Mesilla Valley Mall	1052	700 South Telshor Blvd.	Las Cruces, NM	1502	3,968	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
854	Irving Mall (TX)	E07	3732 Irving Mall Drive	Irving, TX	75062	3,974	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
855	Capitola Mall	G01	1855 41st Street	Capitola, CA	95010	3,431	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
856	Jordan Landing	110 Pad 9	7138 South Plaza Center Drive	West Jordan, UT	84084	3,798	Foursquare Properties	5850 Avenida Encinas	Carlsbad	CA	92008
857	Red Cliffs Mall	1113	1770 E. Red Cliffs Drive	St. George, UT	84790	3,331	General Growth	110 North Wacker Drive	Chicago	IL	60606
859	Tanger Commerce II	111	800 Steven B. Tanger Blvd.	Commerce, GA	30529	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
860	Fashion Place	1195	6191 S. State Street	Murray, UT	84107	3,671	General Growth	110 North Wacker Drive	Chicago	IL	60606
861	West Oaks (TX)	321	1000 West Oaks Mall	Houston, TX	77082	3,500	Pacific Retail Capital Partners	100 N Speulveda Blvd	El Sagundo	CA	90245
862	Waterford Lakes Town Center	P-11	653 North Alafaya Trail	Orlando, FL	32828	3,128	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
864	Lloyd Center	0G202	1225 Lloyd Center	Portland, OR	97232	4,060	Cypress Equities	8343 Douglas Ave	Dallas	TX	75225
865	Columbia Center (WA)	441	1321 N. Columbia Center Blvd.	Kennewick, WA	99336	3,361	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
866	Willowbrook Mall (TX)	1028	1028 Willowbrook Mall	Houston, TX	77070	3,248	General Growth	110 North Wacker Drive	Chicago	IL	60606
867	Oak Park Mall	43	11401 West 95th Street	Overland Park, KS	66214	3,355	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
868	Merritt Square	F10	777 E. Merritt Island Causeway	Merritt Island, FL	32952	3,650	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
869	Mall at Stonecrest	1680	2929 Turner Hill Road	Lithonia, GA	30038	3,200	Forest City Enterprises	50 Public Square	Cleveland	OH	44113

26324798v5 244426.000003

870	Hershey Outlets	124 Building C	124 Outlet Square	Hershey, PA	17033	4,065	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
871	Shoppes at Montage	315	2531 Shoppes Blvd	Moosic, PA	18507	3,500	USPG Portfolio Five LLC	3665 Fishinger Blvd	Hilliard	OH	43026
872	Round Rock Outlets	823	4401 North IH 35	Round Rock, TX	78664	3,800	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
873	Coconut Point	L15	23141 Fashion Drive	Estero, FL	33928	3,175	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
874	Gulfview Square	259	9409 US Highway 19	Port Richey, FL	34668	3,650	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
875	Village at Sandhill	M-105	486-5 Town Center Place	Columbia, SC	29229	3,804	CNL Commerical Real Estate Inc	201 South College Street	Charlotte	NC	28244
876	Pinnacle Hills	D170	2203 S. Promenade Blvd.	Rogers, AR	72758	3,690	General Growth	110 North Wacker Drive	Chicago	IL	60606
878	Shops at Fallen Timbers	1235	3100 Main Street	Maumee, OH	43537	3,545	General Growth	110 North Wacker Drive	Chicago	IL	60606
880	Topanga Plaza	2004	6600 Topanga Canyon Blvd.	Canoga Park, CA	91303	3,907	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
881	Miromar Outlets	510	10801 Corkscrew Road	Estero, FL	33928	4,000	Mirormar	10801 Corkscrew Road	Estero	FL	33928
882	Rio Grande Outlets	0801A	5001 East Expressway 83	Mercedes, TX	78570	9,370	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
883	Southgate Mall	J-3A	2901 Brooks Street	Missoula, MT	59801	3,057	Southgate Mall Associates LP	2901 Brooks Street	Missoula	MT	59801
885	Lake Buena Vista Outlets	D-2	15657 Apopka Vineland Road	Orlando, FL	32821	4,000	Was Group	Ste 305	North Haledon	NJ	7508
886	Gulfport Premium Outlets	310/315	10260 Factory Shops Blvd.	Gulfport, MS	39503	4,847	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
887	Hillsboro Outlets	C060	0	Hillsboro, TX	76645	4,015	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
888	Mall Del Norte	159	5300 San Pario Ave	Laredo, TX	78041	7,924	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
889	Pinnacle at Tutwiler Farm	930	5048 Pinnacle Square	Birmingham, AL	35173	3,480	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
890	Leesburg Premium Outlets	1625	241 Fort Evan Rd. NE	Leesburg, VA	20176	3,467	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

891	Queenstown Premium Outlets	B030/B031	416 Outlet Center Dr.	Queenstown, MD	21658	4,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
892	Arden Fair Mall	2104	1689 Arden Fair Way	Sacramento, CA	95815	2,867	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
895	Prime Outlets Lebanon	315	315 Outlet Village Way	Lebanon, TN	37090	3,759	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
896	Tanger Outlet Myrtle Beach	655	10843 Kings Road	Myrtle Beach, SC	29572	3,490	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
897	Galleria at Centerville	250	2922 Watson Blvd.	Centerville, GA	31028	3,056	Gemini Property Management	16740 Birkdale Commons Pkwy	Huntersville	NC	28078
900	Town Center at Otay Ranch	215	2015 Birch Road	Chula Vista, CA	91915	3,500	General Growth	110 North Wacker Drive	Chicago	IL	60606
901	Randolph Mall	E8	345 Randolph Mall	Asheboro, NC	27203	3,653	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
902	Brazos Mall	1544	100 Highway 332 West	Lake Jackson, TX	77566	3,537	StreetMAC Asset Managers, LLC	3100 Dundee Road	Northbrook	IL	60062
903	Manassas Mall	19	8300 Sudley Road	Manassas, VA	20109	3,400	Pyramid	4 Clinton Exchange	Syracuse	NY	13202-1078
904	Promenade at Bolingbrook	820	623 East Boughton Rd.	Bolingbrook, IL	60440	3,600	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
905	Prime Outlets Oshkosh	C010	3001 S. Washburn St.	Oshkosh, WI	54904	3,500	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
906	Supermall of the Great Northwest	211	1101 Outlet Collection Way	Auburn, WA	98001	4,630	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
907	Tanger Tilton	303	120 Laconia Rd.	Tilton, NH	3276	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
908	Pembroke Lakes Mall	638	11401 Pines Blvd	Pembroke Pines, FL	33026	4,064	General Growth	110 North Wacker Drive	Chicago	IL	60606
909	Puente Hills Mall	145	1600 S. Azuza Ave	Industry, CA	91748	3,419	Newage PHM, LLC	411 E. Huntington Drive	Arcadia	CA	91006
911	Chesapeake Square Mall	838	4200 Portsmouth Blvd	Chesapeake, VA	23321	3,568	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
912	Cottonwood Mall	C205B	1000 Coors Blvd. NW	Alburquerque, NM	87114	3,025	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

913	Plaza at West Covina	466	466 Plaza Drive	West Covina, CA	91790	3,269	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
914	Shawnee Mall	1024	4901 North Kickapoo St.	Shawnee, OK	74804	3,946	StreetMAC Asset Managers, LLC	3100 Dundee Road	Northbrook	IL	60062
915	Antelope Valley Mall	133	1233 Rancho Vista Blvd.	Palmdale, CA	93551	3,088	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
917	Eagle Ridge Mall	536	430 Eagle Ridge Drive	Lake Wales, FL	33859	3,500	T Eagle Rock FL, LLC	451 Eagle Ridge Drive	Lake Wales	FL	33859
918	Westside Pavilion	349	10800 W. Pico Blvd	Los Angeles, CA	90064	3,858	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
919	Valley Mall	B07	2529 Main Street	Yakima, WA	98903	3,646	CenterCal Properties LLC	7455 SW Bridgeport Road	Tigard	OR	97224
920	Hickory Point Mall	1145	1145 Hickory Point Mall	Forsyth, IL	62535	3,500	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
921	Orlando Premium Outlets Intl Dr.	A-2	5401 W. Oak Ridge Rd.	Orlando, FL	32819	4,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
923	Shops at Wiregrass	235	28210 Paseo Drive	Tampa, FL	33543	3,392	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
924	Tanger Outlets Lancaster	905	311 Stanley K. Tanger Blvd.	Lancaster, PA	17602	3,910	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
925	Outlet Shoppes at El Paso	A167	7051 South Desert Blvd.	Canutillo, TX	79835	4,400	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskeegon	MI	49441
926	Avenue Webb Gin	412	1350 Scenic Highway	Snellville, GA	30078	3,152	Olshan Properties	5500 New Albany Road East	New Albany	OH	43054
927	Town Square Las Vegas	A-146	6605 Las Vegas Blvd. South	Las Vegas, NV	89119	3,318	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
929	Las Palmas Marketplace	A-2	11917 Gateway West	El Paso, TX	79936	3,513	RioCan (America) Mgmt, Inc.	5419 W Loop N	San Antonio	TX	78253
930	Mesa Mall	224	2424 US Highway 6 & 50	Grand Junction, CO	81505	3,652	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
933	Hamburg Pavilion	933	2312 Sir Barton Way	Lexington, KY	40509	4,000	Fourth Quarter Properties VII	45 Ansley Drive	Newnan	GA	30263
934	The Loop	B-17	3220 N. John Young Pkwy	Kissimmee, FL	34741	3,353	Wilder	11601 Wilshire Blvd	Los Angeles	CA	90025
935	Prime Outlets Lee	E250	50 Water Street	Lee, MA	1238	4,382	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

936	Allen Premium Outlets	208	820 West Stacy Road	Allen, TX	75013	4,066	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
937	The Block at Orange	121	20 City Blvd W.	Orange, CA	92868	3,400	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
938	Las Vegas Outlet	15	875 S. Grand Central Pkwy	Las Vegas, NV	89106	4,214	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
941	Gateway Station	M-4	12900 South Freeway	Fort Worth, TX	76028	3,225	Weingarten Realty	2600 Citadel Plaza Dr #125	Houston	TX	77008
942	Pacific View Mall	2367	3301 East Main Street	Ventura, CA	93003	3,683	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
943	Country Club Mall	444	1262 Vocke Road	Cumberland, MD	21502	3,600	Gumberg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306
944	Midland Park	F05	4511 N. Midkiff Road	Midland, TX	79705-3256	5,672	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
947	Cumberland Mall	218	1341 Cumberland SE	Atlanta, GA	30339	3,599	General Growth	110 North Wacker Drive	Chicago	IL	60606
948	South Park Mall	202	2310 SW Military Drive	San Antonio, TX	78224	3,500	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
949	Colonie Center	433	131 Colonie Center	Albany, NY	12205	3,652	Pacific Retail Capital Partners	100 N Speulveda Blvd	El Sagundo	CA	90245
950	West County Mall	1065	33 West County Center	Des Peres, MO	63131	4,160	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
953	Prime Outlets Pismo Beach	A017	333 Five Cities Drive	Pismo, CA	93449	3,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
954	Meadowood Mall	D108	5330 Meadowood Mall	Reno, NV	89502	4,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
955	Riverdale Village	27	12768 Riverdale Blvd	Coon Rapids, MN	55433	3,333	DDR	3300 Enterprise Pkway	Beachwood	OH	44122
956	Shops at Centerra	C-260	5971 Sky Pond Drive	Loveland, CO	80538	3,960	Poag & McEwen	2650 Thousand Oaks Blvd	Memphis	TN	38118
957	Village at Stone Oak	J-5	22602 US 281 N	San Antonio, TX	78259	3,400	DDR	3300 Enterprise Pkway	Beachwood	OH	44122
959	North Hanover Mall	526	1155 Carlisle Street	Hanover, PA	17331	4,333	Namdar Realty Group	150 Greatneck Road	Great Neck	NY	11021
960	Orchard Town Center	290	14697 Delaware St.	Westminster, CO	80020	3,200	Vestar	14698 Delaware Street, Ste 850	Westminster	CO	80023

26324798v5 244426.000003

961	Sunset Mall	1032	4001 Sunset Drive	San Angelo, TX	76904	3,716	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
962	Warwick Mall	B125	400 Bald Hill Road	Warwick, RI	2886	5,829	Warwick Mall LLC	c/o Bliss Properties Inc.	Providence	RI	02906-0513
963	Tanger Barstow	345	2796 Tanger Way	Barstow, CA	92311	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
964	Hillside Village (Uptown Village at Cedar Hill)	508	305 W. FM 1382	Cedar Hill, TX	75106	3,550	MG Herring Group	5710 LBJ Freeway	Dallas	TX	75240
966	Shoppes at River Crossing	308	5080 Riverside Drive	Macon, GA	31210	3,509	General Growth	110 North Wacker Drive	Chicago	IL	60606
970	La Palmera	1030	5488 South Padre Island	Corpus Christi, TX	78411	3,826	Trademark Properties	1701 River Run	Fort Worth	TX	76107
972	Pier Park	G130	204 Bluefish Drive	Panama City Beach, FL	32413	3,599	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
973	Hamilton Town Center	E11	13976 Town Center Blvd.	Noblesville, IN	46060	3,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
975	West Shore Plaza	A2	250 Westshore Plaza	Tampa, FL	33609	3,402	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
976	Chambersburg Mall	630	3055 Black Gap Road	Chambersburg, PA	17201	3,891	Mason Asset Management	747 Middle Neck Road	Great Neck	NY	11024
977	Broward Mall	1717	8000 West Broward Blvd.	Plantation, FL	33388	3,700	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
978	Stonewood Center	B-43	251 Stonewood Street	Downey, CA	90241	3,837	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
979	Southcenter	2107	2826 Southcenter Mall	Tukwila, WA	98188	3,880	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
980	Pearland Town Center	310	11200 Broadway	Pearland, TX	77584	3,785	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
981	Bay Terrace	212-01/05	212-05 25th Avenue	Bayside, NY	11360	4,050	Cord Meyer Development	111-15 Queens Boulevard	Forest Hills	NY	11375
982	Montebello Town Center	CU11	2119 Montebello Town Center Drive	Montebello, CA	90640	3,232	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
984	Streets of Brentwood	124	2535 Sand Creek Road	Brentwood, CA	94513	3,300	Red Legacy	4717 Central	Kansas City	MO	64112
985	Galleria at Roseville	2265	1151 Galleria Parkway	Roseville, CA	95678	3,500	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025

26324798v5 244426.000003

988	Dogwood Festival	G-4	106 Dogwood Blvd.	Flowood, MS	39232	4,500	Inland National Real Estate Svcs LLC	Bldg. #75019	Oak Brook	IL	60523
989	Westland Shopping Center	731	35000 West Warren St.	Westland, MI	48185	3,898	Spinoso Management Group LLC	100 Northern Concourse	North Syracuse	NY	13212
994	Moreno Valley Mall	1156	22500 Town Circle	Moreno Valley, CA	92553	3,610	Spinoso Management Group LLC	100 Northern Concourse	North Syracuse	NY	13212
995	Burbank Town Center	212	201 E. Magnolia Blvd.	Burbank, CA	91501	3,926	Crown Realty Development	18201 Von Kamen Ave, #950	Irvine	CA	92612
996	Water Tower Place	7020	835 North Michigan Avenue	Chicago, IL	60671	4,061	General Growth	110 North Wacker Drive	Chicago	IL	60606
997	The Outlet Shoppes at Oklahoma City	A130	7628 W Reno Ave.	Oklahoma City, OK	73127	4,431	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
999	Oakwood Center	1075	197-33 West Bank Expressway	Gretna, LA	70056	3,052	General Growth	110 North Wacker Drive	Chicago	IL	60606
1014	Eastridge Mall	1176	601 SE Wyoming Rd	Casper, WY	82609	3,431	General Growth	110 North Wacker Drive	Chicago	IL	60606
1015	Ocean City Outlets	820	12741 Ocean Gateway	Ocean City, MD	21842	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1016	Carolina Premium Outlets	550	1025 Outlet Center Drive	Smithfield, NC	27577	4,100	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1017	Folsom Premium Outlets	1017	1300 Folsom Boulevard	Folsom, CA	95630	3,808	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1018	Vacaville Premium Outlets	331 B	321 Nut Tree Road	Vacaville, CA	95687	3,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1020	Greendale Mall	W218	7 Neponset Street	Worcester, MA	1606	3,805	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1022	Shoppes at Chino Hills	5060	13850 City Center Drive	Chino Hills, CA	91709	3,897	PM Realty Group	13920 City Center Drive	Chino Hills	CA	91709
1023	Philadelphia Premium Outlets	645	18 Lightcap Road	Limerick, PA	19464	3,894	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

1024	Houston Premium Outlets	701	29300 Hempstead Road	Houston, TX	77433	4,692	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1025	McCain Mall	J1F	3929 McCain Blvd.	North Little Rock, AR	72116	3,395	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1026	St. John's Town Center	D31	10281 Midtown Parkway	Jacksonville, FL	32246	4,400	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1028	Cambridgeside Galleria	E318	100 Cambridgeside Place	Cambridge, MA	2141	5,220	NED MANAGEMENT LIMITED PARTNERSHIP	75 PARK PLAZA	BOSTON	MA	2116
1029	Valle Vista Mall	B-13A	2020 South Expressway 83	Harlingen, TX	78552	4,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1034	Northfield Square	354 A	1600 North US Route 50	Bourbonnais, IL	60914	3,356	Spinoso Management Group LLC	100 Northern Concourse	North Syracuse	NY	13212
1035	Pine Ridge Mall	1250	4155 Yellowstone Highway	Chubbuck, ID	83202	3,117	Covington Property Management, LLC	30 S. Wacker	Chicago	IL	60606
1038	Centralia Outlets	1322	1342 Lum Road	Centralia, WA	98531	5,060	Prism	1145 Broadway	Tacoma	WA	98402
1039	Park Meadows	2340	8505 Park Meadows Center Drive	Lone Tree, CO	80124	3,323	General Growth	110 North Wacker Drive	Chicago	IL	60606
1040	Lodi Station Outlets	480	9911 Avon Lake Road	Burbank, OH	44214	4,000	Gilad Development	5959 Topanga Canyon Blvd.	Woodland Hill	CA	91367
1042	Premier Center	1042	3424 Highway 190	Mandeville, LA	70445	5,000	Stirling Properties	109 Northpark Blvd.	Covington	LA	70433
1043	Foothills Mall (AZ)	179	7401 N. La Cholla Blvd.	Tucson, AZ	85741	4,000	Schottenstein Property Group	4300 East Fifth Ave	Columbus	OH	43219
1046	Jersey Shore Premium Outlets	211	One Premium Boulevard	Tinton Falls, NJ	7753	3,499	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1047	Tanger Washington	955	2200 Tanger Boulevard	Washington, PA	15301	5,293	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1048	Ala Moana Center	3053	1450 Ala Moana Boulevard #3053	Honolulu, HI	96814	4,783	General Growth	110 North Wacker Drive	Chicago	IL	60606
1049	Cincinnati Premium Outlets	874	874 Premium Outlet Drive	Monroe, OH	45050	3,941	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

1051	Jackson Premium Outlets	304	537 Monmouth Road	Jackson, NJ	8527	3,400	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1053	Sunrise Mall	E15	6041 Sunrise Mall	Citrus Heights, CA	95610	3,342	Steadfast	4343 Von Karman	Newport Beach	CA	92660
1054	Yuba Sutter Mall	325	1215 Colusa Avenue	Yuba City, CA	95991	3,158	Yuba Sutter Mall Mgmt	1215 Colusa Ave	Yuba City	CA	95991
1055	Animas Valley	385	4601 East Main	Farmington, NM	87402	4,007	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
1056	Tanger Outlet Nags Head	69	7100 S. Croatan Highway	Nags Head, NC	27959	3,312	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1057	Windward Mall	M-08	46-056 Kamehameha Highway	Kaneohe, HI	96744	3,000	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
1059	Outlets at Anthem	125	4250 West Anthem Way	Phoenix, AZ	85086	4,751	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
1061	The Gardens	N217	3101 PGA Boulevard	Palm Beach Gardens, FL	33410	4,118	Forbes	100 Galleria Officentre	Southfield	MI	48037
1063	Culver City	2220	6000 Sepulveda Boulevard	Culver City , CA	90230	3,556	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
1067	Dimond Center	110	800 East Dimond Blvd.	Anchorage, AK	99515	3,729	Dimond Center Holdings	800 East Dimond Blvd.	Anchorage	AK	99515
1068	Anchorage 5th Avenue	D46A	320 West 5th Avenue	Anchorage, AK	99501	3,344	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1070	Shoppes at North Brunswick	E5	541 Shoppes Boulevard	North Brunswick, NJ	8902	3,397	Levin Mgmt Co.	1290 Avenue of the Americas, Ste 914	New York	NY	10104
1071	Outlet Shoppes at Fremont	E090	6245 North Old 27	Fremont, IN	46737	4,000	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
1072	Lenox Square	2022A	3393 Peachtree Road NE	Atlanta, GA	30326	3,987	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1073	Tanger Outlet Wisconsin Dells	391	210 Gasser Road	Baraboo, WI	53913	4,566	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
1074	Outlets at Silverthorne	R310/320	246-V Rainbow Drive	Silverthorne, CO	80498	4,256	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
1075	The Falls	170	8888 SW 136th Street	Miami, FL	33176	4,503	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204

26324798v5 244426.000003

1079	Domain II	V-5	11410 Century Oaks Terrace	Austin, TX	78758	3,699	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1080	San Francisco Centre	223	865 Market Street	San Francisco, CA	94103	4,187	Westfield	11601 Wilshire Blvd	Los Angeles	CA	90025
1081	Pearlridge Shopping Center	12-22	98-1005 Moanalua	Aiea, HI	96701	2,877	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
1082	Harlem Irving Plaza	146	4154 East North Harlem Avenue	Norridge, IL	60706	3,535	Harlem Irving LLC	c/o The Harlem Irving Properties	Norridge	IL	60706
1083	Washington Square	C05	9677 SW Washington Square Road	Portland, OR	97223	4,145	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
1085	Alamance Crossing	N-1	3110 Waltham Blvd.	Burlington, NC	27215	3,800	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
1086	Florida City Outlet Center	210	250 E. Palm Drive	Florida City, FL	33034	3,482	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1087	Westfarms Mall	F108	148 Westfarms Malls	Farmington, CT	6032	4,000	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
1088	Westland Mall (FL)	1116	1675 West 49th Street	Hialeah, FL	33012	3,227	Starwood Retail Property Mgmt, LLC	1 E Wacker Drive, Suite 3700	Chicago	IL	60601
1089	Citadel Outlets	650	100 Citadel Drive	Commerce, CA	90040	4,013	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
1090	Boca Town Center	1035	6000 West Glades Rd.	Boca Raton, FL	33431	3,821	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
1091	Mercer Mall	640 + 645	US Hignway 460 and Route 25	Bluefield , WV	24701	4,493	Ershig Properties	PO Box 1127	Henderson	KY	42419
1092	Perimeter Mall	1695	4400 Ashford Dunwoody Road	Atlanta, GA	30346	3,800	General Growth	110 North Wacker Drive	Chicago	IL	60606
1093	Fulton Street	472-474	472-474 Fulton Street	Brooklyn, NY	0	18,244	474 Fulton Owner LLC	500 FIfth Avenue	New York	NY	10110
1094	Grand Prairie Outlets	805	2950 W. Interstate 20 and Great Northwestern Pkwy	Grand Prarie, TX	0	4,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1095	Gilroy Outlets	A054	681 Leavesley Road	Gilroy, CA	95020	3,900	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1096	Tanger Outlets Tuscola	A11	D400 Tuscola Blvd	Tuscola, IL	61953	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408

26324798v5 244426.000003

1097	Bellevue Square	238	575 Bellevue Square	Bellevue, WA	98004	3,311	Kemper Development Company	575 Bellevue Square	Bellevue	WA	98004
1099	Tanger Outlet Center Charleston	1036	4840 Tanger Outlet Blvd.	North Charleston, SC	29418	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1101	North Riverside Park	H3	7501 West Cermark	North Riverside Park, IL	60546	3,350	The Feil Organization	370 7th Avenue	New York	NY	10001
1102	Promenade at Temecula	2330	40820 Winchester Road	Temecula, CA	92591	3,432	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
1104	Southland Mall (FL)	1155	20505 South Dixie Highway	Cutler Bay, FL	33189	3,660	Gumberg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306
1105	Fashion Outlets Santa Fe	448	8380 Cerrillos Road	Santa Fe, NM	85707	4,100	AWE Next	1801 NE 123rd Street	North Miami	FL	33181
1106	Galveston Outlets LLC	430	5885 Gulf Freeway	Texas City, TX	77591	3,800	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1107	Merrimack Premium Outlets	671	80 Premium Outlets Drive	Merrimack, NH	3054	4,980	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
1108	South Bay Galleria	204	1815 Hawthorn Boulevard	Redondo Beach, CA	90278	3,600	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
1109	Outlet Coll at Riverwalk	257	500 Port of N Orleans PL	New Orleans, LA	70130	6,000	Riverwalk Marketplace NO, LLC	500 Port of NO Place, Suite 101	New Orleans	LA	70130
1110	Gran Plaza Outlets	H100, H150	888 West 2nd Street	Calexico, CA	92231	9,417	Charles Company	9034 West Sunset Blvd	West Hollywood	CA	90069
1111	Outlet Shoppes @ Atlanta	G-710	915 Ridgewalk Parkway	Woodstock, GA	30188	4,059	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
1112	Tanger Outlets Westgate	785	0	Phoenix, AZ	0	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1114	Panorama Mall	38	8401 Van Nuys Blvd	Panorama City, CA	91402	4,000	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
1115	Bentley Mall	20M	32 College Road	Faribanks, AK	99701	3,634	Krausz Companies Inc	18201 Von Karman Avenue	Irvine	CA	96212
1116	Yuma Palms Shopping Ctr	22	1305 S. Yuma Palms Parkway	Yuma, AZ	85365	5,200	Yuma Palms 1031, LLC	2901 Butterfield Road	Oak Brook	IL	60523

26324798v5 244426.000003

1118	Tanger National Harbor Outlets	460	0	Oxon Hill , MD	0	4,500	Tanger Properties, L.P.	3200 Northline Ave, Suite 360	Greensboro	NC	27408
1120	Fashion Outlets Chicago	1173	5220 Fashion Outlets Way	Rosemont, IL	60018	4,203	AWE Talisman	355 Alhambra Circle	Coral Gables	FL	33134
1122	Outlets of Mississippi	255	200 Bass Pro Drive	Pearl, MS	39208	4,002	Bloomfield Holdings LLC	200 Bass Pro Drive, Ste 125	Jackson	MS	39208
1126	Chimney Rock Shopping Center	4485	TX 191 and 338	Odessa, TX	79762	4,485	Excel Property Group	17140 Bernardo Ctr Drive	San Diego	CA	92128
1127	Mariposa Mall	unnamed	West Mariposa Road	Nogales, AZ	85621	10,131	LAD BACK NOGALES LLC	6358 E Quail Track Drive	Scottsdale	AZ	85266
1128	Mall at Bay Plaza	218	2100 Bartow Avenue	Bronx, NY	10475	4,510	Prestige Properties & Dev Inc	546 5th Avenue, 15th Floor	New York	NY	10475
1129	Outlet Shoppes of the Bluegrass	C310	I-64, Exit 28	Simpsonville, KY	0	3,960	Horizon Group Properties	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
1130	Outlets @ Tejon Ranch	200	5701 Outlets @ Tejon Ranch Pkway	Arvin, CA	93203	4,500	Tejon Industrial Corporation	4436 Lebec Road	Lebec	CA	93243
1132	Charlotte Premium Outlets	980	5404 New Fashion Way	Charlotte, NC	28278	4,500	Simon Premium Outlets	225 W. Washington St.	Indianapolis	IN	46204
1138	Outlet Mall at Savannah	445	0	Pooler, GA	31322	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1515	Times Square	1515 Broadway	1515 Broadway	New York, NY	10032	19,487	1515 Broadway Fee Owner LLC	420 Lexington Avenue	New York	NY	10170
3011	Metropolis at Metrotown	M175	#268-4820 Kingsway	Burnaby, BC	V5H4P1	3,524	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J2R2
3012	Guildford Town Centre	2608A	Guildford Town Centre	Surrey, BC	V3R7C1	3,608	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J2R2
3013	White Oaks Mall	491/495	1105 Wellington Road	London, ON	N6E 1V4	3,376	Bentall Kennedy	1055 Dunsmuir Street Suite 1300	Vancouer	BC	V7X1B1
3015	Fairview Park	E005	2960 Kingsway Drive	Kitchener, ON	N2C1X1	3,026	Cadillac Fairview	250 Yonge Street	Toronto	ON	M5B2L7
3016	Georgian Mall	D016A	509 Bayfield Street	Barrie, ON	L4M4ZB	3,384	RioCan Management Inc	Georgian Mall Admin Office	Barrie	ON	L4M 4Z8

26324798v5 244426.000003

3018	Vaughan Mills	439	1 Bass Pro Mills Drive	Vaughn, ON	L4K5W4	5,095	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J2R2
3020	Erin Mills Town Centre	R202A	5100 Erin Mills Parkway	MIssissauga, ON	L5M4ZS	3,507	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5
3021	Square One	2-305	100 City Centre Drive	Mississauga, ON	L5B2C9	3,423	Oxford Properties Group	130 Adelaide Street West	Toronto	ON	M5H3P5
3022	Lime Ridge Mall	229B	999 Upper Wentworth Street	Hamilton, ON	L9A4X5	3,135	Cadillac Fairview	250 Yonge Street	Toronto	ON	M5B2L7
3023	Scarborough Town Centre	46/47	300 Borough Drive	Scarborough, ON	M1P4P5	3,235	Triple Five	8882-17 Street,	Edmonton	AB	T5T 4M2
3024	The Promenade	126A	1 Promenade Circle	Thornhill, ON	L4J4P8	3,033	Cadillac Fairview	250 Yonge Street	Toronto	ON	M5B2L7
3026	Toronto Eaton Centre	A006	220 Yonge Street	Toronto, ON	M5B2H1	5,478	Cadillac Fairview	250 Yonge Street	Toronto	ON	M5B2L7
3027	Upper Canada Mall	EE9A	17600 Yonge Street	Newmarket, ON	L3Y4Z1	4,177	Oxford Properties Group	130 Adelaide Street West	Toronto	ON	M5H3P5
3028	Dixie Outlet Mall	27 A	1250 South Service Road	Mississauga, ON	L5E 1V4	4,103	Cominar Real Estate Investment Trust	2151 Lapiniere Blvd	Brossard	QC	J4W2T5
3031	Mic Mac Mall	138	21 Mic Mac Blvd.	Halifax, NS	B3A4N3	3,489	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J2R2
3032	West Edmonton Mall	K-203	8882-170 Street	Edmonton, AB	T5T4M2	6,530	Triple Five	8882-17 Street,	Edmonton	AB	T5T 4M2
3033	Devonshire Mall	N8	3100 Howard Avenue	Windsor, ON	N8X3Y8	4,254	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5
3034	Conestoga Mall	H6	550 King Street North	Waterloo, ON	N2L 5W6	3,834	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J2R2
3038	Kingsway Garden Mall	780	109 Street and Kingsway	Edmonton, AB	T5G 3A6	3,933	Oxford Properties Group	130 Adelaide Street West	Toronto	ON	M5H3P5
3039	Fairview Mall	2061	1800 Shepard Avenue East	Toronto, ON	M2J5A7	5,410	Cadillac Fairview	250 Yonge Street	Toronto	ON	M5B2L7
3040	New Sudbury Centre	4	1349 LaSalle Boulevard	Sudbury, ON	P3A1Z2	3,729	Morguard Investments Limited	1000 Ft. William Road	Thunder Bay	ON	P7B6B9
3043	South Edmonton Commons	CRU 102	1441 99th Street	Edmonton, AB	T6N 0B4	3,458	Cameron Corporation	10180-111th Street	Edmonton	AB	T5K 1K6

26324798v5 244426.000003

3044	CrossIron Mills	421	261005 CrossIron Blvd.	Rocky View, AB	T4A0G3	3,984	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J 2R2
3046	Quinte Mall	R3	390 North Front Street	Belleville, ON	K8P 3E1	3,091	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5
3048	Richmond Centre	T19	#1838 (Unit T-19)	Richmond, BC	V6Y 2V7	3,154	Cadillac Fairview	20 Queen Street West	Toronto	ON	M5H 3R4
3049	Bayshore Shopping Centre	T35	100 Bayshore Drive	Ottawa, ON	K2B 8C1	3,222	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J 2R2
3053	Chinook Centre	256	6455 Macleod Trail SW	Calgary, AB	T2H0K8	3,359	Cadillac Fairview	20 Queen Street West	Toronto	ON	M5H 3R4
3054	Southcentre Mall	71	100 Anderson Road SE	Calgary, AB	T2J3V1	3,317	Oxford Properties Group	130 Adelaide Street West	Toronto	ON	M5H3P5
3055	Avalon Mall	250/260	48 Kenmount Road	St. John's , NL	A1B 1W3	3,701	Crombie REIT	115 King Street	Stellarton	NS	B0K 1S0
3057	Pen Centre	76	221 Glendale Avenue	St. Catharine's , ON	L2T2K9	3,586	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5
3058	Champlain Place	H0003A	477 Paul Street	Dieppe, NB	E1A4X5	3,941	Cadillac Fairview	5th floor	Toronto	ON	M5H 3R4
3062	Bower Place	230	4900 Molly Bannister Drive	Red Deer, AB	T4R1N9	3,090	Bentall Kennedy	Administration Office, Suite 1000	Red Deer	AB	T4R 1N9
3067	Lansdowne Place	167	645 Lansdowne Street West	Peterborough, ON	K9J7Y5	4,002	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5
3068	Bramalea City Centre	534	25 Peel Centre Drive	Brampton, ON	L6T 3R5	3,615	Morguard Investments Limited	55 City Centre Drive	Mississauga	ON	L5B 1M3
3071	Oshawa Centre	2211	419 King Street W.	Oshawa, ON	L1J2K5	3,720	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J 2R2
3074	St. Vital Center	69/70	1225 St. Mary's Road	Winnipeg , MB	R2M5E5	3,922	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5
3075	Queensborough Landing	C2	805 Boyd Street	New Westminster, BC	V3M 5X2	4,503	Smart Centres	11120 Horseshoe Way	Richmond	BC	V7A 5H7
3078	Prairie Mall	238	c/o Morguard Investments Limited Admin Office	Grand Prairie, AB	T8V 3Y2	3,544	Morguard Investments Limited	55 City Centre Drive	Mississauga	ON	L5B 1M3
3079	Kildonan Place	T18	1555 Regent Avenue West	Winnepeg, MB	R2C 4J2	3,832	Ivanhoe Cambridge	95 Wellington Street West	Toronto	ON	M5J 2R2
3081	Midtown Plaza	T002	1200A - The Tower as Midtown	Saskatoon, SK	S7K1J5	3,872	20 VIC Management Inc.	One Queen Street East	Toronto	ON	M5C 2W5

26324798v5 244426.000003

3091	Polo Park	0227B	1485 Portage Avenue	Winnipeg, MB	R3G OW4	3,505	Cadillac Fairview	1485 Portage Avnue	Winnipeg	MB	R3G OW4
3094	Toronto Premium Outlets	301	13850 Steeles Avenue West	Halton Hills, ON	L7G 0J1	4,500	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3095	Tanger Outlets Ottawa	825	8555 Campeau Drive	Ottawa, ON	K2T 0K5	5,122	RioCan	700 Lawrence Avenue, Suite 315	Toronto	ON	K2T OK5
4511	Plaza Carolina	159	65 Infantry & Fragoso	Carolina, PR	983	4,623	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
4512	Plaza Las Americas	407-409	525 F.D. Roosevelt Avenue	San Juan, PR	918	4,747	Plaza Las Americas, Inc.	525 F. D. Roosevelt Avenue	San Juan	PR	918
4513	Prime Outlets Puerto Rico	805	1 Premium Outlets Blvd	Barceloneta, PR	617	4,007	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
4514	Plaza Del Norte	D-134	506 Trucado Street PR-2 km 81.9	Hatillo, PR	659	3,399	DDR	3300 Enterprise Pkway	Beachwood	OH	44122
4515	Las Catalinas Mall	360	PO Box 362	Caguas, PR	00726-0362	3,146	Vornado	210 Route 4 East	Paramus	NJ	7652
4516	The Outlet at Route 66 Mall	173	18400 State Road #3	Canovanas, PR	729	3,903	FOM Puerto Rico, S.E.	18400 State Rd 3, Suite 205	Canovanas	PR	729
4517	Plaza del Sol	1840	Calle Comerio Principal & Principal Oeste	Bayamon, PR	961	4,600	DDR	3300 Enterprise Pkway	Beachwood	OH	44122
4518	Plaza Isabela	A108	PR 1 & PR 4494	Isabela, PR	0	4,500	DDR	3300 Enterprise Parkway	Beachwood	OH	44122
PS Locations
3215	P.S. - Las Americas	473	4141 Camino De La Plaza Drive	San Ysidro, CA	92173	4,653	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
3217	P.S. - Shoppes at North Brunswick	F	541 Shoppes Boulevard	North Brunswick, NJ	8902	2,825	Levin Mgmt Co.	1290 Avenue of the Americas, Ste 914	New York	NY	10104
3224	P.S. - Manhattan Mall	160	100 W. 33rd St.	New York, NY	10001	4,500	Vornado	210 Route 4 East	Paramus	NJ	7652
3226	P.S. - San Marcos Outlets	870	3939 1H 35 South	San Marcos, TX	78666	4,120	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
3248	P.S. - Rio Grande Outlets	0801A	9501 Arlington Expressway	Mercedes, TX	7570	3,675	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068

26324798v5 244426.000003

3249	P.S. - Jersey Gardens	2074	651 Kapowski Road	Elizabeth, NJ	7201	4,377	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
3250	P.S. - Grapevine Mills	526B	3000 Grapevine Mills Parkway	Grapevine , TX	76051	3,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3254	P.S. - Tanger Outlets Locust Grove	405	1000 Tanger Drive	Locust Grove, GA	30248	3,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3255	P.S. - Tanger Outlets Riverhead	1214	1770 West Main Street	Riverhead, NY	11901	3,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3256	P.S. - Outlet Shoppes at El Paso	E544	7051 South Desert Blvd.	Canutullo, TX	79835	3,996	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
3262	P.S. - Concord Mills	699	8111 Concord Mills Blvd.	Concord, NC	28027	3,051	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3264	P.S. - Orlando Premium Outlets International Drive	3F.19	4951 International Drive	Orlando, FL	32819	3,894	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	7068
3267	P.S. Tanger Outlet Myrtle Beach	B200	4635 Factory Stores Blvd.	Myrtle Beach , SC	29579	2,994	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3269	P.S. - Mall del Norte	132	5300 San Dario Avenue	Laredo, TX	78041	3,103	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
3279	P.S. - Arizona Mills Mall	188	5000 S Arizona Mills Circle	Tempe, AZ	85282	3,421	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3288	P.S. - Opry Mills Mall	310	433 Opry Mills Drive	Nashville, TN	37214	3,000	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3292	P.S. - Katy Mills Mall	720	5000 Katy Mills Circle	Katy, TX	77494	3,213	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3314	P.S. - Galveston Outlets	420	5885 Gulf Freeway	Texas City, TX	77591	3,200	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3326	PS - Foothills	185	7401 N. La Cholla Blvd.	Tucson, AZ	85741	4,487	Schottenstein Property Group	4300 East Fifth Ave	Columbus	OH	43219
3330	Gran Plaza Outlets	H100 , H150	888 W 2nd Street	Calexico, CA	92231	3,983	Charles Company	9034 West Sunset Blvd	West Hollywood	CA	90069

26324798v5 244426.000003

3332	P.S. - Outlet Shoppes At Atlanta	D410	915 Ridgewalk Parkway	Woodstock, GA	30188	3,630	Horizon Properties Group	5000 Hakes Drive, Suite 500	Muskegon	MI	49441
3371	P.S. - Central Plaza	BOK	6221 Slide Road. Unit BOK	Lubbock, TX	0	3,200	Dunhill Partners	3100 Monticello, Suite 300	Dallas	TX	75205
3381	Chimney Rock Mall	A	TX 191 and 338	Odessa, TX	0	3,016	Excel Property Group	17410 Bernardo Center Drive,	San Diego	CA	92198-1324
3383	P.S. - Mariposa Mall	unnamed	West Mariposa Road	Nogales , AZ	85621	5,047	LAD BACK NOGALES LLC	6358 E Quail Track Drive	Scottsdale	AZ	85266
3385	P.S. -Gurnee Mills Mall	793	6170 W Grand Avenue	Gurnee, IL	60031	2,889	Simon Property Group	225 W. Washington St.	Indianapolis	IN	46204
3401	PS National Harbor	450	0	Oxon Hill, MD	0	3,100	Tanger Properties, L.P.	3200 Northline Ave	Greensboro	NC	27408
Corporate Locations
100004	ADI*	Block 73.01	2 Brick Plant Road	South River, NJ	8810	315,000	LIT-Northend LLC	2100 McKinney Ave, STE 700	Dallas	TX	75201
101004	West Coast Distribution Center*	1004	950 N. Barrington Ave	Ontario, CA	91761	359,996	ProLogis	2817 E. Cedar Street	Ontairo	CA	91761
100014C	Canadian Office	208	6205 B Airport Road	Mississauga, ON	L4V1E3	1,391	Orlando Corporation	6205 Airport Road	Mississauga	ON	L4V1E3
100014NJ	NJ Office*	Lyndhurst 3rd, 4th - 5th	125 Chubb Avenue	Lyndhurst, NJ	7071	68,949	SL Green Realty Corp.	420 Lexington Ave	New York	NY	10170
10014GJ	GoJane	Ste 180	777 S. Alameda St	Los Angeles, CA	90021	11,218	ACG Property Mgmt LLC	1318 East 7th Street, Ste 200	Los Angeles	CA	90021
200014NY	NYC Office*	10014 - 22nd , 23, 24th Floors	112 West 34th Street	New York, NY	10017	34,672	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office*	10015 - 22nd Floor Expansion	112 West 34th Street	New York, NY	10017	4,133	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office*	10017 - 25th Floor	112 West 34th Street	New York, NY	10017	10,158	Helmsley Spear	60 East 42nd Street	New York	NY	10017

26324798v5 244426.000003

200014NY	NYC Office*	10018 - 26th Floor	112 West 34th Street	New York, NY	10017	10,158	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office*	10020 - 16th Floor	112 West 34th Street	New York, NY	10017	29,639	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office*	11th Floor	901 Avenue of the America	New York, NY	10001	32,355	Vornado	210 Route 4 East	Paramus	NJ	7652

26324798v5 244426.000003

Exhibit 4-6 to
Fourth Amendment to Third Amended and Restated Loan and Security Agreement

Encumbrances

Debtor Name:	State	Level	Secured Party	File Date	File Number
Aeropostale, Inc.	DE	SOS	Pearland Town Center Limited Partnership/CBL & Associates Limited Partnership	8/17/2009	2009 2636964
Aeropostale, Inc.	DE	SOS	POM-College Station, LLC	10/12/2009	2009 3276844

26324798v5 244426.000003

Exhibit 4-8 to
Fourth Amendment to Third Amended and Restated Loan and Security Agreement

Insurance Policies
(See attached).

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Auto - Canadian - All Other Provinces	8/1/2016	BINDER	Liberty Insurance	J. Smith Lanier & Co.	1,000,000	☐	Limit of Liability
					1,000	☐	Deductible
Policy Code: 26963
Comments BINDER
Auto - Puerto Rico	3/7/2016	CA 046073 734	Triple S Propiedad, Inc.	J. Jaramillo Insurance, Inc.	1,000,000	☐	Bodily Injury & Property Damage-CSI
					5,000	☐	Medical Payment
					1,000,000	☐	Non-Owned & Hired
						☐	DEDUCTIBLES
					1,000	☐	Comp.
					1,000	☐	Collision
					$30/30 days	☐	Rental Reimbursement
Policy Code: 26220
Comments Policy
Auto - U.S.	8/1/2016	BINDER	Liberty Insurance	J. Smith Lanier & Co.	1,000,000	☐	Limit of Liability
					1,000	☐	Deductible
Policy Code: 26964
Comments BINDER
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Crime	8/1/2016	FID2874723-06	Zurich	Aon Risk Services	5,000,000	☐	Employee Theft
					5,000,000	☐	Forgery Alteration
					5,000,000	☐	Computer Fraud
					100,000	☐	Deductible
					5,000,000	☐	On Premises
					5,000,000	☐	In Transit
					5,000,000	☐	Funds Transfer Fraud
					5,000,000	☐	Money Orders and Counterfeit Money
					50,000	☐	Investigative Expenses
Policy Code: 26965
Comments BINDER
Premium Includes NJ Surcharge $268
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Cyber Liability	5/13/2016	U18892150101	Beazley	ARC Excess & Surplus	10,000,000	☐	Policy Limit
					10,000,000	☐	Regulatory Defense & Penalties (Insuring Agreement IC)
					2,500,000	☐	Crisis Management & Public Relations (Insuring Agreement I.E.)
					2,500,000	☐	PCI Fines and Costs (Insuring Agreement I.F.)
☐
					4,000,000 Individuals	☐	Privacy Breach Response Services. (Insuring Agreement I.B)
					1,000,000	☐	Legal and Forensic Exp. (Insuring Agreement 1)
					500,000	☐	Foreign Notifications
☐
					10,000,000	☐	Cyber Extortion Loss
					10,000,000	☐	Data Protection Loss and Bus. Interruption Loss
					500,000	☐	Hourly Sublimit
					100,000	☐	Forensic Exp.
					100,000	☐	Dependent Bus. Interruption
☐
					500,000	☐	Retention: Insuring Agreement IA & IC
					20,000	☐	Retention: Insuring Agreement IB.
					500,000	☐	Retention: Insuring Agreement I.D.
					10,000	☐	Retention: Insuring Agreement I.E.
					500,000	☐	Retention: Insuring Agreement I.F.
					500,000	☐	Retention: Extortion Threat
					500,000	☐	Retention: Security Breach
					10 Hours	☐	Waiting Period

26324798v5 244426.000003

Policy Code: 26842
Comments BINDER
Premium Includes NJ Surcharge $2,835.01
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.	Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
D & O - Primary	5/15/2016	01-245-66-40	Illinois National Insurance Co.	Marsh & McLennan	5,000,000	☐	Limit of Liability
					1,000,000	☐	Securities Retention
					1,000,000	☐	Employment Practices Retention
					1,000,000	☐	All Other Loss to which a Retention Applies
Policy Code: 26426
Comments BINDER
Premium Includes TRIA - $2,103
D&O - Excess 1st Layer	5/15/2016	596465389	Continental Casualty	Marsh & McLennan	5,000,000	☐	XS $5,000,000
Policy Code: 26427
Comments BINDER
Premium Does Not Include Fees & Surcharges or Taxes
D&O - Excess 2nd Layer	5/15/2016	XSP-685724-0515	Caitlin	Marsh & McLennan	5,000,000	☐	XS 10,000,000
Policy Code: 26428
Comments BINDER
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
D&O - Excess 3rd Layer	5/15/2016	DOX10004931207	Endurance American Insurance Co.	Marsh & McLennan	5,000,000	☐	XS 15,000,000
Policy Code: 26429
Comments BINDER
D&O - Excess 4th Layer	5/15/2016	515XF62116814	Starr Indemnity & Liability	Marsh & McLennan	5,000,000	☐	XS 20,000,000
Policy Code: 26430
Comments BINDER
D&O - Excess 5th Layer	5/15/2016	14-M60-15-A34562	US Specialty	Marsh & McLennan	5,000,000	☐	XS 25,000,000
Policy Code: 26431
Comments BINDER
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
D&O - SIDE "A"	5/15/2016	6800-8276	Federal Insurance	Marsh & McLennan	5,000,000	☐	XS 30,000,000
Policy Code: 26432
Comments BINDER
Premium Includes Taxes & Surcharges - $378
D&O - Side "A" - 1st Excess	5/15/2016	01-245-68-78	Illinois National Insurance Co.	Marsh & McLennan	5,000,00	☐	XS 35,000,000
Policy Code: 26433
Comments BINDER
Premium does not Include Taxes & Surcharges
Prior & Pending 5/15/2006
D&O - Side "A" - 2nd Excess	5/15/2016	U10A55150601	Beazley	Marsh & McLennan	5,000,000	☐	Limit XS of 40,000,000
Policy Code: 26434
Comments BINDER
Premium does not include Taxes, Surcharges or Fees
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
D&O - SIDE "A" Third Excess	5/15/2016	596465683	Continental Casualty	Marsh & McLennan	5,000,000	☐	XS 45,000,000
Policy Code: 26435
Comments BINDER
Earthquake-CA - Excess 1st	8/1/2016	BINDER	QBE	Aon	19,778,000	☐	Excess of $7,000,000
						☐	DEDUCTIBLE
						☐	5% of Values: $250,000 Minimum
Policy Code: 26966
Comments BINDER
Earthquake-CA - Excess 2nd	8/1/2016	BINDER	Lloyds	Aon	37,022,000	☐	Excess of $19,778,000
						☐	DEDUCTIBLE
						☐	5% of Values: $250,000 Minimum
Policy Code: 26967
Comments BINDER
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Employment Practices Excess	5/15/2016	G2745415A-002	Westchester Fire	ARC Excess & Surplus	5,000,000	☐	Underlying Limit
					5,000,000	☐	Aggregate Limit
Policy Code: 26843
Comments BINDER
Pending & Prior Date - 08/01/1998
Employment Practices Liability	5/15/2016	EPLNY799605007	Liberty Mutual	ARC Excess & Surplus, LLC	5,000,000	☐	Limit of Liability
					1,000,000	☐	Retention - Single Claims
					1,000,000	☐	Retention - Multi-Party
						☐	Pending & Prior Date 8/1/1998
						☐	Continuity Date 5/15/2005
Policy Code: 26844
Comments BINDER
Premium Includes NJPLIGA Surcharge $1,125
Extended Reporting Period - 1 year @ 75%
Fiduciary	8/1/2016	U7155 1780	US Specialty	CRC Insurance	5,000,000	☐	Limit of Liability
					10,000	☐	Deductible - Includes Defense Costs
Policy Code: 26968
Comments BINDER
Premium Includes NJPLIGA $82.57
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Fiduciary - Excess 1st	8/1/2016	FDX6660766	Great American			☐	XS 5,000,000
						☐	Prior & Pending Date - 8/1/2008
Policy Code: 26969
Comments BINDER
Premium Includes NJPLG $61.88
Fiduciary - Excess 2nd	8/1/2016	EPG0013906	RLI Insurance Company	CRC Insurance	10,000,000	☐	XS 10,000,000
Policy Code: 26970
Comments BINDER
Premium Includes Surcharge $79
Fiduciary - Excess 3rd	8/1/2016	8235-3003	Federal Insurance	CRC Insurance	10,000,000	☐	Excess $20,000,000
Policy Code: 26971
Comments BINDER
Premium Includes NJ Pliga - $72
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE

General Liability	8/1/2016	KE1651291421015	Liberty Insurance	J. Smith Lanier & Co.	2,000,000	☐	General Aggregate - Designated Location
					2,000,000	☐	Products / Completed Operations Aggregate
					1,000,000	☐	Each Occurrence
					1,000,000	☐	Personal / Advertising Injury
					1,000,000	☐	Employee Benefits - Deductible $0 (Retro 8/1/2004)
					10,000	☐	Medical Expense
					300,000	☐	Fire Damage Limit, Any One Fire
					0	☐	No Deductible
Policy Code: 26972
Comments BINDER
Premium Includes Taxes & Surcharges - $3,137
General Liability - CANADA	8/1/2016	KE1-651-291421-014	Liberty Insurance	J. Smith Lanier & Co.	2,000,000	☐	General Aggregate
					2,000,000	☐	Products / Completed Operations Aggregate
					1,000,000	☐	Each Occurrence
					1,000,000	☐	Employee Benefits - Deductible $1,000 (Retro 8/1/2004)
Policy Code: 26973
Comments BINDER
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Kidnap & Ransom	4/19/2017	SCI-273611045	Great American	AmWins	5,000,000	☐	Limit of Liability
					0	☐	Deductible
					5,000,000	☐	B.I. & E.E.
						☐	Personal Accident
					250,000	☐	Per Insured Person
					1,250,000	☐	Per Insured Event
Policy Code: 24233
Comments BINDER
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Package - International	8/1/2016	WP584958700	C N A	J. Smith Lanier & Co.		☐	INTERNATIONAL GENERAL LIABILITY
					1,000,000	☐	Bodily Injury / Property Damage - Ea. Occurrence / 2,000,000 Aggregate
					1,000,000	☐	Products / Completed Operations - Ea. Occurrence / 2,000,000 Aggregate
					1,000,000	☐	Personal & Advertising Injury - Ea. Occurrence / Aggregate
					1,000,000	☐	Premises Legal Liability Ea. Occurrence / Aggregate
					10,000	☐	Medical Expenses per person / 50,000 per accident
						☐	INT'L EMPLOYEE BENEFITS LIAB.
					1,000,000	☐	Each Employee / Aggregate
						☐	1,000 Deductible
						☐	INT'L TRAVEL
					100,000	☐	Broad Business Trip
					25,000	☐	Spouse Coverage While on Business or Relocation Trip
					10,000	☐	Dependent Coverage While on Business or Relocation Trip
					10,000	☐	Medical Expense
					500,000	☐	Per Accident / Aggregate
						☐	INT'L AUTO
					1,000,000	☐	Bodily Injury / Property Damage - per occurrence
					10,000	☐	Medical Expenses per person / 50,000 per accident
						☐	INT'L FOREIGN VOLUNTARY WC
					1,000,000	☐	Bodily Injury / Accident
					1,000,000	☐	BI by Disease / Policy Limit
					1,000,000	☐	BI by Disease / Per Person

26324798v5 244426.000003

	1,000,000/1,000,000/Per Employee / Agg.	☐	Excess Repatriation
		☐	INT'L KIDNAP & RANSOM / CONFISCATION
	250,000	☐	Each Occurrence / Aggregate
		☐	Int'l Confiscation , Expropriation & Nationalization Coverage Form
	50,000	☐	Each Occurrence
	50,000	☐	Policy Aggregate Subject to a 120 Day Waiting Period
Policy Code: 26975
Comments BINDER
Rating Basis - $18,640,000 Sales
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.			Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Property - Canada	8/1/2016	5084803807	C N A	J. Smith Lanier & Co.	28,840,054	☐	Policy Limit
					5,000,000	☐	Accounts Receivable
					75,000,000	☐	Earthquake - Annual Aggregate
					75,000,000	☐	Flood - Annual Aggregate
					15,000,000	☐	Leasehold Interest
					10,000,000	☐	Extra Expense
					180 Days	☐	Extended Period of Indemnity
					90 Days	☐	Newly Acquired / Constructed Property
						☐	DEDUCTIBLES
					24 Months	☐	Business Interruption
					24 Hours	☐	Service Interruption
					50,000	☐	Any Loss, Damage or Expense
					10,000	☐	Retail Store Locations
					100,000	☐	Flood
					50,000	☐	Earth Movement
					10,000	☐	Equipment Breakdown
					24 Hours	☐	Time Element
Policy Code: 26977
Comments BINDER
Premium includes taxes/surcharges of $1,276
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Property / B&M	8/1/2016	RMP-5084763065	C N A	J. Smith Lanier & Co.	150,000,000	☐	Policy Limit
					150,000,000	☐	Blanket Real & Personal Property
					67,600,929	☐	Blanket Business Income
					5,000,000	☐	Accounts Receivable
					5,000,000	☐	Scheduled Dependent Property
					75,000,000	☐	Earthquake - Annual Aggregate
					75,000,000	☐	Critical New Madrid Areas - Annual Aggregate
					50,000,000	☐	Critical Pacific N.W. - Annual Aggregate
					Included	☐	EDP
					Included	☐	Equipment Breakdown
					Included	☐	Ammonia Contamination
					10,000,000	☐	Extra Expense
					75,000,000	☐	Flood - Annual Aggregate
					5,000,000	☐	Locations Outside 100 Year Flood Plain
					15,000,000	☐	Leasehold Interest
					150,000,000	☐	Named Storm
					1,000,000	☐	Newly Acquired/ Constructed Property
					5,000,000	☐	Demolition & Cost of Construction
						☐	DEDUCTIBLE
					50,000	☐	Each Loss
					100,000	☐	Due to Flood
					50,000	☐	Due to Earth Movement
					24 Months	☐	Business Interruption
					180 Days	☐	Extended Period of Indemnity
					24 Hours	☐	Service Interruption
Policy Code: 26978
Comments BINDER

26324798v5 244426.000003

Terrorism included - $18,500
Premium includes Taxes & Surcharges
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.	Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Umbrella	8/1/2016	UMB3106312	Great American	Sterling & Sterling	25,000,000	☐	General Aggregate
					10,000	☐	SIR
Policy Code: 26979
Comments BINDER
Part of National Retail Safety Association
Premium includes NJ State Surcharge - $761.44
Umbrella - Excess 1st	8/1/2016	SAX00015176779	Navigators	Sterling & Sterling	25,000,000	☐	XS $25,000,000
Policy Code: 26980
Comments BINDER
Premium included in Umbrella - $122,407
Part of National Retail Safety Association
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
Umbrella - Excess 2nd	8/1/2016	01-5375238	Lexington	Sterling & Sterling	25,000,000	☐	XS $50,000,000
Policy Code: 26981
Comments BINDER
Premium included in Umbrella - $92,844
Part of National Retail Safety Association
Umbrella - Excess 3rd	8/1/2016	ECO(16)55087235	Ohio Casualty	Sterling & Sterling	25,000,000	☐	XS $75,000,000
Policy Code: 26982
Comments BINDER
Premium included in Umbrella - $92,844
Part of National Retail Safety Association
WC - AOS	8/1/2016	TC2JUB-2922B86-5-15	Travelers	J. Smith Lanier & Co.	1,000,000	☐	Bodily Injury by Accident, Each Accident
					1,000,000	☐	Bodily Injury by Disease, Policy Limit
					1,000,000	☐	Bodily Injury by Disease, Each Employee
					250,000	☐	Deductible
Policy Code: 26983
Comments BINDER
Premium includes: Taxes & Surcharges $32,163
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

			SCHEDULE OF INSURANCE				03-Aug-15
CLIENT NAME: AEROPOSTALE

TYPE OF INS.	EXP. DATE	POLICY NUMBER	INSURANCE CO	BROKER	LIMITS	DED	COVERAGE/DEDUCTIBLE
WC - AZ, MA, OR, WI	8/1/2016	TRJUB-29922889-0-15	Travelers	J. Smith Lanier & Co.	1,000,000	☐	Bodily Injury by Accident, Each Accident
					1,000,000	☐	Bodily Injury by Disease, Policy Limit
					1,000,000	☐	Bodily Injury by Disease , Each Employee
Policy Code: 26984
Comments BINDER
Premium INCLUDED with WC-AOS
Some policy premiums are estimates as they are auditable. This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.							Prepared by UIC, Inc.

26324798v5 244426.000003

Exhibit 4-31 to
Fourth Amendment to Third Amended and Restated Loan and Security Agreement

Material Contracts

1.	Amended and Restated E-Commerce Agreement between GSI Commerce Solutions, Inc. and Aeropostale, Inc. dated as of September 22, 2008, as amended

2.	Term Loan Agreement

3.	Sourcing Agreement

4.	Series B Documents

26324798v5 244426.000003

Deposit Accounts
See Attached 2

____________________
2 References in the attachment to (i) Aero are to Aeropostale, Inc.; (ii) PS are to P.S. from Aeropostale, Inc. and (iii) Aero W to Aeropostale West, Inc.

26324798v5 244426.000003

STORE
#	DIV [3]	BANK NAME	ACCOUNT#	ADDRESS
11	Aero	Citizens Bank eff 8/16/02	xxxxxx-838-0	195 Franklin Blvd.
			aba xxxxx6150	Philadelphia, PA 19154
Jesse Secunda (484-530-6668)
Branch- 215-637-9515
14	Aero	Bank of America	xxxxxxxx1548

19	Aero W	Bank of America	xxxxxx7090
		11/9/2005	aba xxxxx0106	619 S. Mill Ave.
Tempe, AZ 85281
		Kansas		Tel.480-804-9481or 1-888-287-4637
20	Aero	Bank of America	xxxxxxxx7098	125 Town Square Place
Jersey City, NJ 07310
aba#xxxxx0045
		8/4/2014		Marie Dunn
#1-800-715-10000 ext#53224
22	Aero	JP Morgan Chase	xxxxxx3253	5800 Stoneridge Mall Rd.
			ach#xxxxx1627	Pleasanton, CA 95466
		10/5/2009	deposit routing	rep# Ana Reyes
			xxxxx3300	ph#212-552-8183
23	Aero	PNC Bank NJ	xxxxxx7511	1500 Prince Rogers Ave,
Bridgewater, NJ 08807
		10/3/2011	deposit routing	Branch- 908-218-8998 Heather
xxxx-6020
[3] This column represents the owner of the account. If this column is blank as to any listed bank account, the applicable owner of such account is Aeropostale, Inc.
26324798v5 244426.000003

27	Aero	Key Bank National Assoc.	xxxxxx6613	P. O. Box 94825
			ach's# xxxxx1039	Cleveland, OH 44101
			deposit routing	Tel: 1-888-539-4249
			xxxx0101	1-800-821-28929
28	Aero	Wachovia	xxxxxxxxx3216	Commercial Customer Service
			aba xxxxx0219	1525 W/T/ Harris Blvd
			dep.tick aba # xxxxx5258	Charlotte, NC 28288-1146
Tel: 800-222-3862
29	Aero	Chase Bank	xxx-xxx5515	PO Box 6001
			ach# xxxxx2337	Mt. Vernon, NY 10538
			deposit routing	Branch-845-623-0469
xxxxx1028
30	Aero	JP Morgan Chase	xxxxxx7917	Staten Island Mall
			aba#xxxxx0021	2655 Richmond Avenue
			deposit routing	Staten Island, NY 10314
			xxxxx1028	Tel: 718-761-4105, Kathy Roma

31	Aero	Bank of America	#xxxxxxxx1722	Rockaway Mall
301 Mt. Hope Ave.
			aba#xxxxx0045	Rockaway, NJ 07866
rep# Teresa Duggal
800-699-7188 ext#26143
34	Aero	M & T Bank	xxxx3836	1282 longPond Road
			ach#xxxx0046	Rochester, NY 14626
Main Branch-585-225-9729
			deposit routing	Branch- 585-453-9793
xxxxx0020
35	Aero	Citizens Bank	xxxxxx-585-8	Ross Park Mall Office
		Effective 8/46/02		1000 Ross Park Mall Drive

26324798v5 244426.000003

			deposit routing	Pittsburgh, PA 15237
			xxxxx6150	Branch- 412-366-9710
Fax: 412-366-9468
36	Aero	BB & T Bank	xxxxxxxxx6122	4507 Shelbyville Rd
		2/4/2007	deposit routing	Louisville, KY 40207
			xxxxx0680	Cindy Bettler ph 502-891-2676
			tran code (13)	fax 502-891-2666
37	Aero	TD Banknorth	xxxxxx4826	Commerce Atrium
			ach #xxxx1360	1701 Route 70 East
			deposit routing	Cherry Hill, NJ 08034-5400
			xxxx0136	Branch- 856-667-6400 Andrew Krause
Branch. Cherry or Frank
38	Aero	Wells Fargo Bank	xxxxxx5860	65 N. Winchester Blvd.
		aba #121000248 to fund acct	ach# xxxxx0076	Santa Clara, CA
		when store is in debit balance	deposit routing	Patricia Barclay
		switched account number only 7/3/10	xxxxx0392	Ph#303-470-8908
41	Aero	US Bank	xxxxxxxx9814	1400 Torrence Ave.
			aba#xxxxx0848	Calumet City, IL 60409
		9/2/2014	deposit routing	Rep, Tarmecia Meeks
			xxxxx0032	Ph#513-632-4849
43	Aero	M & T Bank	xxxxxx0324	300 Lycoming Mall Cir., # 2024
			xxxx2955	Pennsdale. PA 17756
			deposit routing	Danielle
			xxxxx0059	Ph (570) 546-8303
Fax (570) 546-6852
46	Aero	Wachovia	xxxxxxxxx3216	1205 Grape Street, PA2006
			aba xxxxx0219	Whitehall, PA 18052

26324798v5 244426.000003

		4/15/2003		Nancy Chenoweth
Ph 610-264-5505 Fax 610-264-5269
49	Aero	PNC	xxxxxx7375	312 West Route 38
Morrestown, NJ 08057
deposit routing #
xxxx6020
10/3/2011
Tel: 800-762-3955 -Branch- 609-272-0748
50	Aero	Salem Five Bank	xxxxxx1621	210 Essex Street
Salem, MA 01970
			aba#xxxxx0558	800-322-2265 ext#3500
Nichol #781-231-2153
51	Aero	Bank of America	xxxxxxxx0234	100 N Broadway
		6/29/2007	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
52	Aero	JP Morgan Chase	xxx-xxx682-4	300 Sunrise Mall Shopping Center
			ach#'xxxxx0021	Sunrise Highway and Carmens Road
		10/1/2009		Massapequa, NY 11758
			deposit routing	Nelida, bank rep.
			xxxxx2305	Branch- 516-797-5131 -fax 516-799-1874
54	Aero	Citibank, N.A.	xxxxxx6009	PO 5780 Grand Central Sta.
		6/22/2006		New York, NY 10163
			ach & deposit routing	Branch- 212-290-7711 Bryan
		combo store with #3224	xxxxx0089	212-290-7701 Michael Lonecke

26324798v5 244426.000003

212-629-4853 direct phone Leslie Cuzano
57	Aero	Citizens	xxxxxx2691	5 Eastview Mall Dr.
Victor, NY 14564
		1/31/2015	aba#xxxxx3103	Lin Boscarino
branch#585-223-0110
58	Aero	Bank of America	xxxxxx4524	Route 17 & Route 4
		11/9/2005	aba xxxxx0106	Paramus, NJ 07652
Branch- 201-845-5450
fax 201-845-4745
59	Aero	M & T Bank	xxxx5537	East Henrietta Office
			aba xxxxx0046	44 Exchange Street
			deposit routing	Rochester, NY 14614-2097
		store closed	xxxxx0020	Branch- 585-427-2906
62	Aero	Key Bank	xxxxx1172	2000 Walden Ave Suite B-216
		Tax ID # 13-3354541	deposit routing	Cheektowaga, NY 14225
			xxxx3290	ph#716-683-0481
1-888-539-4249
65	Aero W	Bank of America	xxxxxx7100	Del Amo Fashion Center
		11/9/2005	aba xxxxx0106	Torrance, CA

66	Aero	TD	xxxxxx2879	855 Franklin Ave.
Garden City, NY 11530
			aba#xxxxx3093	Denise Mc Cabe
		7/22/2013	deposit routing	Ph#603-222-9653
xxxx-1020

67	Aero	Capital One	xxxxxx9283	2003 Smith Haven Plaza
			ach# xxxxx7912	Lake Grove, NY 11755
			deposit routing	1-800-655-2265

26324798v5 244426.000003

			xxxx0110	Usman/Nicole helped me out-melissa
68	Intentionally omitted	Intentionally omitted	Intentionally omitted	Intentionally omitted

70	Aero	Bank of America	xxxxxx4540	100 Federal Street
		11/9/2005	aba xxxxx0106	Boston, MA 02106
Tel: 888-267-2627

71	Aero	Bank of America	xxxxxxxx2165	4300 West Saginaw
			ach#xxxxx0045	Lansing, MI 48917
		2/2/2009	aba#xxxxx0106	Jean Pemper
Ph#800-654-8506 ext 5760 fax#617-235-2580
75	Aero	Wachovia	xxxxxxxxx3216	Judy Gonsales
		7/30/2007	aba xxxxx0219	ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
77	Aero	First Tennessee Bank	xxxxx7707	2221 Hamilton Place Blvd.
Chattanooga, TN 37421
			ach & deposit routing#	Mariam Smith or Alicia Detweiler-Lorenz
			xxxxx0367	Branch- 423- 756-1011

78	Aero	Pennstar Bank	xxxxx9514	Financial Center
			ach's xxxxx2110	409 Lackawanna Ave. Suite 201
			deposit routing	Scranton , PA 18503-2045
			# xxxx1010	Branch- 570-341-8000
81	Aero	First Union National Bank	xxxxxxxxx5435	Attn: CIC-MC 9288

26324798v5 244426.000003

P.O. Box 740074
Atlanta, GA 30374
Branch- 770-275-3862- 800-222-3862
84	Aero	Wachovia	xxxxxxxxx3216	3400 Satellite Boulevard
		new account as of 6/20/00	aba xxxxx0219	Duluth, Georgia 30096
Velma Warren,Branch-770-813-4630
1-800-275-3862 -fax 770-813-4639
85	Aero	Huntington National Bank	xxxxxxx2032	P.O. Box 6054
			deposit routing	Indianapolis, IN 46206-6054
			xxxxx0078	Branch- 317-841-0346
Fax #317-841-0348
86	Aero	Bank of America	xxxxxxxx3570	P.O. Box 4899
Atlanta, GA 30302-4899
			open in kansas	Tel: 800-299-2265
branch- 770-423-5177 Nancy O'Brien
87	Aero	Key Bank	xxxxxxxx1130	Key Bank Branch 563
		open 4/99	Aba	1 Crossgates Mall Road
			xxxx8501	Albany, NY 12203
			deposit routing	Branch- 518-869-0890 Mary
			xxxx3290	Fax: 518-869-0985
88	Aero W	Bank of America	xxxx-xxxx-2390	P.O. Box 29966
Phoenix, AZ 85038-0966
			open in kansas	800-432-1000

89	Aero	First Niagara	xxx-xx291-0	Route 6 at Lee Boulevard

26324798v5 244426.000003

			ach#xxxxx0440	Yorktown Heights, NY 10598
		previously HSBC	deposit routing	branch #914-962-7283
			#xxxx-2000	customer service 1-800-421-0004
90	Aero	TD Bank	xxxxx6266	Trumbull Branch
			ach's# xxxxx3093	Trumbull, CT 06601-1899
			deposit routing	1- 800-526-9846
			xxxx-1020	Branch-203-452-2401, fax 203-365-6574
91	Aero	M&T Bank	xxxx2521	5107 Concord Pike
		As of 3/29/02	aba xxxxx0092	Wilmington, DE 19803
			deposit routing	Joyce Worsley
xxxxx0004
			tran code (97)	800-523-2378, 302-472-3322
92	Aero	PNC Bank	xx-xxxx-8146	3 Oxford Valley Mall
			deposit routing	Langhorne, PA 19047
			xxxxx0053	Branch- 215-750-8600
877-287-2654
		10/3/2011	deposit routing #
xxxx-2020
93	Aero	JP Morgan Chase	xxxxx3591	36 E. Midland Ave.
			aba#xxxxx0021	Paramus, N.J. 07652
		10/28/2013	deposit routing	rep: Tonya Williams
			xxxxx1028	ph# 646-582-7278
99	Aero	JP Morgan Chase	xxxxxx5897	5230 Kings Plaza
			ach #'xxxxx0021	Brooklyn, NY 11234
		10/30/2009	deposit routing	Maria Prezioso
			xxxxx2305	tel: 718-692-5850
100	Aero	JP Morgan Chase	xxxxx0175	387 Passaic Ave.
			aba#xxxxx0021	Fairfield, N.J.
		10/28/2013	deposit routing	rep: Tonya Williams

26324798v5 244426.000003

			xxxxx1028	ph# 646-582-7278
102	Aero	Sovereign	xxxxxx1160	576 Park City Center
Lancaster, PA 17601-2711
			aba#xxxxx2691	Andrew Eckman or Dolores Williams
		8/5/2013	deposit routing	ph#717-299-3745
xxxxx5205
103	Aero	Huntington National Bank	xxxxxxx5443	67844 Mall Ring Road
St. Clairsville, OH 43950
			deposit routing	Anita, Carol DeBonis
			xxxxx5032	Branch- 740-695-4101
			tran code (920)	Deluxe #1-800-328-7205 deposit slips
104	Aero W	Bank of America	xxxxxx7113	P.O. Box 27128
		11/9/2005	aba xxxxx0106	Concord, CA 94520
			ACH ABA# xxxxx0045	800-622-8731 (california business phone # )
clark american 800-234-6147
105	Aero	First Niagara	xxxxxx2961	711 Mall Circle Drive
			ach#xxxxx0440	Monroeville, PA 15146
		9/4/2009	deposit routing	Diane ph#412-373-8881
xxxx-2000
106	Aero	Bank of America	xxxxxx4553	Natick mall #4061
		11/9/2005	aba xxxxx0106	Natick Mall ( Rte 9 West )
Natick, MA 01780, Amy ops mgr or Martha
Branch 508-653-4044 or 1-800-767-8637
108	Aero	Bank of America	xxxxxxxx5398	1803 Biscayne Blvd.
Aventura, FL 33180

26324798v5 244426.000003

		10/25/2013	aba#xxxxx0045	rep: Marie Dunn 1-888-715-1000 ext#53224
branch #305-792-4552
109	Aero	Key Bank	xxxxx7792	P. O. Box 94825
			ach# xxxxx1039	Cleveland, Oh 44101
			deposit routing	1- 800-891-8918
			xxxx0101	Branch- 216-689-8481
110	Aero	Capital One	xxxxxx0096	21100 Dulles Town Center
			ach & deposits	Dulles, VA 20166
			xxxxx1981	Linda Howard, Branch- 301-987-2265
			tran (01)	Fax: 703-406-7343 - 800-987-2265
111	Aero	Bank of America	xxxxxxxx2097	44100 Schoenherr Rd.
			ach#xxxxx0045	Sterling Heights, MI 48313
		2/2/2009	aba#xxxxx0106	Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580
112	Aero	TD Bank	xxxxxx2314	50 Holyoke St.
			ach#xxxxx0545	Holyoke, MA 01040
		10/13/2012	deposit routing#	Linda Metras (413-532-0156) ext#170
			xxxx-1020	Danielle Bteancur (413-532-0156) ext#171
113	Aero	Huntington National Bank	xxxxxxx3725	4584 Miller Road
Flint, MI 48507
			ach & deposit routing#	Erica Roots
		9/15/2014	xxxxx3473	Ph#248-320-8975
			tran code (920)	branch#810-733-1502
114	Aero	Huntington National Bank	xxxxxxx4689	P. O. Box 6054

26324798v5 244426.000003

			deposit routing	Indianapolis, IN 46206-6054
			xxxxx5032	Carla Branch- 317-888-3100 Fax #317-888-2674
			tran (920)	1-800-284-4090
116	Aero	Key Bank	xxxxx00346	University Park
525 W. Cleveland
			ach#xxxxx1039	Mishawaka, IN 46545
			deposit routing	Branch -219-237-5374
			xxxx-0101	Cash management: Tel: 219-296-2432
Fax: 219-237-5509
117	Aero	Wachovia	xxxxxxxxx3216	10 Xavier Dr.
			aba xxxxx0219	Yonkers, NY 10704
Branch#914-963-8705
1-800-222-3862
118	Aero	Citibank, N.A.	xxxx1835	123 East 86th Street
		store closed		New York, NY 10028
1-800-627-3999, Branch 212-348-4866

120	Aero	M&T	xxxxxx5464	11175 Mall Circle
			ach #xxxxx0113	Waldorf, MD 20603
ph#301-705-7837
		1/8/2010	deposit routing	fax#301-932-5188
			xxxxx0033	rep# Sharon Coates
ph#410-244-4207
123	Aero	JP Morgan Chase	xxxxx9656	Great Lakes Mall Branch 0142
			deposit routing	7850 Mentor Avenue
			xxxxx0037	Mentor, OH 44060

26324798v5 244426.000003

Attn. Venessa, Branch-440-352-5531
124	Aero	First Tennessee	xxxxx2250	Knoxville Branch
3031-a/13 Mall Road North
			ach's & deposits	Knoxville, TN 37924
			xxxxx7195	Sandra Irick, 865-971-2100
Branch phone no. 865-549-1710
127	Aero	Wachovia	xxxxxxxxx3216	P.O. box 2870
			aba xxxxx0219	Jacksonville, FL 32231
Branch-239-277-5980
1-800-669-6996
129	Aero	PNC Bank	xxxxxx2634	2431 Main St.
Lawrenceville, NJ 08648
Branch 609-896-2097 or 2081
		10/3/2011	deposit routing #	1-877-287-2654 Money Rm 1-800-399-2260
			xxxx6020	1800-762-2265
130	Aero	Bank of America	xxxxxx4579	186 Columbia Turnpike
		11/9/2005	aba xxxxx0106	Florham Park, N.J. 07932
ph# 973-377-2580

131	Aero	Wachovia	xxxxxxxxx3216	Branch Address:
			aba xxxxx0219	1214 Hooper Avenue
Toms River, NJ 08753
1-800-566-3862, Branch-732-244-2000
132	Aero	HSBC as of 8/14/00	xxxxx5930	Walt Whitman Mall
Huntington Station, NY 11746-4147
			deposit routing	Branch #631-423-7201
			xxxxx1088	Fax #631-423-9847

26324798v5 244426.000003

133	Aero	US Bank	xxxxxxxx9687
		Dec 05 rolled to TRECS		513-632-4141
			deposit routing	1-800-627-7827
			xxxxx0032	branch #513-870-0833

134	Aero	PNC Bank	xxxxxx5846	P. O. Box 17700
		10/3/2011	deposit routing #	New Brunswick, NJ 08906-7700
			xxxx6020	Tel: 877-287-2654
136	Aero	Chase Bank	xxxxxx5956	235 Main Street
White Plains, NY 10601
			deposit routing	Branch-914-682-0240 Fax: 914-682-9526
			xxxx0047	Felicia Etiene
137	Aero	Bank of America	xxxxxx4582	One Bethleham Plaza
		11/9/2005	aba xxxxx0106	Bethlehem, PA 18018-5781
Branch-'215-659-6101 Debbie
1-800-282-2265
138	Aero W	Bank of America	xxxxxx7126	P.O. Box 27128
		11/9/2004	aba xxxxx0106	Concord, CA 94520
1-800-432-1000
Maria Rector EXT 7500
139	Aero	First Niagara	xxx-xx850-0	541 Route 211 East
			ach#xxxxx0440	Middletown, NY 10940
			deposit routing	Carmen branch #845-692-4436
		HSBC was bought by First Niagara	xxxx-2000	customer service 1-800-421-0004

140	Aero	M&T	xxxxxx8626	2100 Park St.
			ach# xxxxx0046	Syracuse, NY 13208
		8/30/2008	deposit aba# xxxxx0020	ph#315-474-2280 fax# 315-474-4208

26324798v5 244426.000003

141	Aero W	Bank of America	xxxxxx7139	P.O. Box 27128
		Aero West	aba xxxxx0106	Concord, CA 94520
Branch #925-692-6351
Corporate #800-622-8731 order deposit slips
142	Aero	First American Bank	xxxxxxx6101
			deposit routing	Kristina Jackson
		new bank and new account	xxxxx2777	847-403-8307 Personal Banker
			tran code (031)	Branch-847-816-9100
Fax #847-816-2193
143	Aero	First American Bank	xxxxxxx4502	80 Stanford Drive
Bloomingdale, IL 60108
			deposit routing	Paul Gendusa
			xxxxx2777	Ph 630-295-6889 x 100
tran code (031)
144	Aero	TD	xxxxxx0551	1450 Clements Bridge Rd.
			aba#xxxxx1360	Deptford, NJ 08096
		10/4/2010	deposit routing	Maria King or Leah
			xxxx1020	Ph#856-845-2059 Fax#856-845-3475
145	Aero	Wachovia	xxxxxxxxx3216	18 Gariatt Road
			aba xxxxx0219	Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862
1-800-473-3862 Fax 800-214-6988
146	Aero	JP Morgan Chase	xxxxxxxx6344	Mail Suite 0314
			deposit routing	Chicago, IL 60670-0314
			xxxxx013	847-240-6450
800-404-4111customer service

26324798v5 244426.000003

147	Aero	JP Morgan Chase	xxxxxxxxx1558
Fox valley - Aurora Branch
			deposit routing	Lynn Pfieffer - Asst. Branch Manager
			xxxxx1029	Branch-630-851-3416
148	Aero	Wachovia	xxxxxxxxx3216	18 Gariatt Road
			aba xxxxx0219	Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862, Branch-203-944-4043
150	Aero	Bank of America	xxxxxx4595	P.O. Box 6858
		11/9/2005	aba xxxxx0106	Freehold, NJ 07728
Tel: 1-800-727-8637

152	Aero	PNC Bank	xx-xxxx-7052	Client Services - Tel: 877-824-5001
			deposit routing	222 Delaware Ave.
			xxxxx0089	Wilmington, DE 19899

		10/3/2011	Deposit routing #
			xxxx-8020	Dawn Davis, Eden Square Branch-302-292-0864
153	Aero	Bank of America	xxxxxxx3583	P.O. Box 27025
Richmond, VA 23261-7025
Tel: 800-432-1000

154	Aero	Bank of America	xxxxx9960	100 N Broadway
		2/26/2007	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
157	Aero	JP Morgan Chase Bank	xxxxxxxx2782	One Indiana Square MI400

26324798v5 244426.000003

Indianapolis, IN 46206
			deposit routing	Branch-219-738-4254
			xxxxx1026	1-800-433-8248
158	Aero	M & T Bank	xxxx7171	P.O. Box 767 (Boulevard Mall)
			ach# xxxx0046	Buffalo, NY 14240
			deposit routing	Branch-716-832-4051
			xxxxx0020	Fax: 716-834-1476
159	Aero	JP Morgan Chase	xxxxx4919	2687 Fairfield Commons
Beavercreek, OH 45431
			deposit routing	Angie Owens or Hope Day
			xxxxx0037	Ph 937-443-6205 Fax 937-443-6255

160	Aero	Bank of America	xxxxxxx3596	Regional Center, VA2-125-04-01
			xxxxx0045	PO Box 27025
Richmond, VA 23261-7025
Tel: 800-232-5252
162	Aero	Suntrust Bank	xxxxxxxxx3668	Lake Mary Office - 0039
			deposit routing	P.O. Box 628096
			xxxxx2152	Orlando, FL 32897
			wires xxxxx0104	Branch-407-850-6591, 1-800-786-8787
164	Aero	BB&T	xxxxxx2814	11400 Midlothian Turnpike
		as of 10/14/03	deposit routing	Richmond, VA 23235
			xxxxx4260	Branch-804-697-5341, Fax-804-897-7629
			tran code (13)	Barbara Byrd, mgr
166	Aero	JP Morgan Chase	xxxxx9761	8921 Queens Blvd
			aba#xxxxx0021	Elmhurst, NY 11373
		6/10/2013	deposit routing	rep: Joe Opulski
			xxxxx1028	646-582-7278

26324798v5 244426.000003

167		First Niagara	xxxxx6620	3935 Route 31
			ach#xxxxx0440	Liverpool, NY 13090
		5/24/2012	deposit routing	David Marchant
		HSBC was bought by First Niagara	xxxx-2000	Ph 315-622-0509 Fax 315-622-0474
169	Aero	M&T	90782624	4630 Commercial Drive
P O Box 718
		as of 12/2007	ach# xxxxx0046	New Hartford, NY 13413-0718
			deposit routing	Branch: 315-736-0513 Fax: 315-736-1041
			xxxxx0020	Francine Butler

171	Aero	Dollar Bank	xxxxxx3739	988 E. Pittsburgh Street
Greensburg, PA 15601
		8/11/2003	ach's & deposits	Cathy Daversa
			xxxxx4385	Ph 724-836-7455 Fax 724-836-8829

xxxx-7342
172	Aero	M&T Bank		Rodney Square North
			deposit routing	1100 North Market St.
			xxxxx0004	Wilmington, DE 19890
			tran code (97)	Branch- 302-735-2010 -1800-523-2378
174	Aero	Chase Bank	xxx-xxx8161	P. O. Box 6001
			xxxxx0021	Mt. Vernon, NY 10538
			deposit routing	Branch- 516-823-3601
			xxxx0047	Fax: 516-872-4240 Louise Borelli
175	Aero	Lafayette Bank and Trust	xxxxxx7729	133 North 4th Street
		open 6/23/99		Lafayette, IN 47902-1130

26324798v5 244426.000003

			deposit routing	Tracey Linder
			xxxxx1009	Branch- 765-423-3821

176	Aero	TD Banknorth	xxx-xxx8312	Newington Office
			deposit routing	P. O. Box 4548
			xxxx1020	Postsmouth, NH 03802-4548
Branch- 603-433-2808, 603-430-3812
178	Aero	Citizens Bank	xxxxxx0078	1300 Ulster Ave, Suite 110
		6/15/2007		Kingston, NY 12401
			deposit routing	PH: 845-336-7920
			xxxxx3103	Fax: 845-336-7922
Duane Wolff

183	AeroW	Bank of America	xxxxxx3567	P. O. Box 29966
Phoenix, AZ 85038-0966
		change to aero west August	open in kansas	1-800-944-0404
1-800-234-6147 Clark American
184	Aero	Key	xxxxxxxx4460	388 Route 59
Central Nyack, NY 10960
			ach#xxxxx0077	rep Alisa Renck #513-830-1039
		8/18/2014	deposit routing	Christine or Dovy
			xxxx-3290	branch 845-826-0517

185	Aero	Capital One	xxxxxx1082	1701 SUNRISE HWY
			deposit routing	BAY SHORE, NY 11706
			xxxx0110	PH. 631-665-3500
FAX. 631-665-8834
186	Aero	M&T Bank	xxxxxx1852	New Town Office
9780 Groff Mill Drive

26324798v5 244426.000003

		Formerly Allfirst	deposit routing	Owings Mills, MD 21117
		effective 7/03	xxxxx0113	Branch Manager: Judith E. Volley
		same acct #		Tel: 410-654-8406 Fax: 410-654-8409
Customer Service -800-724-6070
188	Aero	Suntrust	xxxxxxxxx2833	2020 Old Fort Pkwy
Murfreesboro, TN 37129
		2/1/2010	ach# xxxxx0104	Branch ph# 615849.7211
			deposit routing	Yolanda Greene ph#615-849-7211
			xxxxx0046	Fax# 615-849-7104
189	Aero	Comerica	xxxxxx2356	14700 Pardee
			aba#xxxxx0096	Taylor, MI 48180
Gerry Ziemba
		10/3/2011	deposit routing	Ph#734-287-3051
			xxxxx7772	customer service #313-564-5717
190	Aero	Key Bank	xxxxxxxx1379	2950 Miamisburg - Centerville Road
		Open 4/99		Dayton, OH 45459
			deposit routing	Felicia Paterson Branch 937-439-0603
xxxx0101

191	Aero	Wachovia	xxxxxxxxx3216	18 Gariatt Road
		closing on 2/5/07	aba xxxxx0219	Attn: Account Inquiries
Upper Darby, PA 19082
Tel: 800-222-3862, PRESS 706 at recording
192	Aero	Bank of America	xxxxxxxx9569	14 North Main St.
Manchester, CT 06042
		5/1/2011	aba#xxxxx0045	Anute Boonyachai
Ph# 1-800-657-9533 ext# 50657

26324798v5 244426.000003

194	Aero	Citizens Bank	xxxxxx9286	Mall of New Hampshire
1500 South Willow Street
			deposit routing	Manchester, NH 03103
			xxxxx1533	Steven Scheiner
Tel: 603-634-5550 Fax: 603-634-5551
Carol # 603-770-5975 order deposit slips
195	Aero	Bank of America	xxxxxx4618	Mail Stop CT OP 0009
		11/9/2005	aba xxxxx0106	260 US Route 1
New London, CT 06320
Stella Bergeson 860-447-6181

196	Aero	Capital One	xxxxxx1941	Springfield Mall Branch
		6/30/1999	aba#xxxxx1981	6609 Springfield Mall
			deposit routing	Springfield, VA 22150
			xxxxx1981	Bob Koehler 703-924-1251
			tran code (01)	Tel: 800-987-2265
197	Aero	Wachovia	xxxxxxxxx3216	185 Annapolis Mall
		Open 7/16/99	aba xxxxx0219	Annapolis, MD 21401
Jennifer Stumpf
Tel: 800-704-0883
198	Aero	JP Morgan Chase	xxxxx2627	15100 LaGrange Road
Orlando Park, IL 60462
		8/3/2004	deposit routing	Jane Zabelka
			xxxxx1029	Ph 708-873-7701 Fax 708-873-7748
		ach incoming wires: 071-000-013		Corporate #888-434-3030
200	Aero	TD Bank	xxxxx3547	P.O. Box 6159

26324798v5 244426.000003

			ach's #xxxxx0545	Peabody, Massachusetts 01961-6159
			deposit routing	Evelyn or Kim
			xxxx1020	978-531-5414
201	Aero	PNC	xxxxxx5891	7401 Market Street
			deposit routing	Boardman, OHIO 44512
			xxxxx0096	Fax: 330-726-3362 Karen Pancake

		10/3/2011	deposit routing #
			xxxx-0120	Ph 330-742-4083
202	Aero	Bank of America	xxxxxxxx2107	831 Brown Rd.
			ach#xxxxx0045	Lake Orion, MI 48359
		2/2/2009	aba#xxxxx0106	Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580
203	Aero	B B & T Bank	xxxxxx1772	2152 Northwoods Blvd.
		open 7/15/99	deposit routing	Charleston, SC 29406
			xxxxx1607	Colleen Hufford
			tran code (13)	Tel: 843-937-6740 Fax: 843-569-2121
204	Aero	US	xxxxxxxx8095	Mall of America
9633 Lyndale Ave. S
		2/1/2010	ach #xxxxx0848	Bloomington, MN 55420
			deposit routing	Diana Vance
			xxxxx0032	Ph# 216-623-9248
206	Aero	Wachovia Bank	xxxxxxxxx3216	Medical Park Office
		10-Aug	aba xxxxx0219	2000 South Hawthorne Road
Winston-Salem, NC 27103
		BAI in effect	depock tick aba xxxx9527	Attn.: Roxanne Nifong-Lackey

26324798v5 244426.000003

		2/1/2005		Ph 336-765-0414- fax 336-768-9775

207	Aero	Chemical	xxxx3208	4495 Wilson Avenue
Grandville, MI 49418
		7/30/2010	ach & deposit	Pam Davis
			xxxxx0013	ph#616-588-7588

208	Aero	Citizens Bank	xxxx5132	189 Canal Street
		10-Aug		Providence, RI 02903
			ach & deposit# xxxxx0120	Tel: 401-282-2523 800-862-6200
Michael Gervasini Fax: 401-455-5508

209	Aero	Bank of America	xxxxxx4621	670 George Washington Highway
			aba xxxxx0106	Route 116N
Lincoln, RI 02865
400 East Main Street (Branch)
Meriden, CT
Shaun Callahan 203-634-7130
		9-Nov		Kimberly J. Schwartz - branch manager

214	Aero	Key Bank	xxxxxxxx6717	17333 Southpark Center
			ach's xxxxx1039	Strongsville, OH 44136
		effective 3/5/04	deposit routing	Donna Steinc
			xxxx0101	Ph 440-238-2300 Fax 440-238-2314
215	Aero	PNC Bank	xxxxxx5131	445 W. Colliseum Blvd.
			deposit routing	Fort Wayne, IN 46805

26324798v5 244426.000003

			xxxx0096	Tel. 260-373-0512
new for 2010
		10/3/2011	deposit routing #
			xxxx0120	Reneta Rhurairatnam
216	Aero	Bank Champaign	xxx0327	South Neil at Devonshire Drive
			deposit routing	Champaign, IL 61824-1490
			xxxxx4614	Tracy A. Lutz 217-351-2876
tran code (41)
218	Aero	Chase Bank	xxxxx0265	3265 W. Market Street
			ABA xxxxx0037	Summit Mall # 170
			deposit routing	Akron, OHIO 44333
			xxxxx1027	Amy Lorentz Tel: 330-972-1930

219	Aero	JP Morgan Chase	xxxxx7890	Ohio/West Virginia Markets
PO Box 260180
			deposit routing	Baton Rouge, LA 70826-0180
			xxxxx1027	Ph 330-972-9250

220	Aero	Old National Bank	xxxxx8151	2718 E. Third Street
			deposit routing	Bloomington, IN 47401
			xxxxx0012	Ralph Huestis
			tran code (10)	Branch #812-330-2680
Fax #812-331-4022
221	Aero	Old National Bank	xxxxx5829	1001 McGalliard Road
			aba xxxxx5829	Muncie, IN 47303
			deposit routing	Leah Beeson
			xxxxx0012	Ph 765-284-6191 Fax 765-284-6209
			tran code (10)	1800-431-Bank
223	Aero	Wachovia Bank	xxxxxxxxx3216	702 Haywood Road
		12/11/2003	aba xxxxx0219	Greenville, SC 29607

26324798v5 244426.000003

BAI
		2/1/2005		Ph 864-239-1913 Fax 864-676-9366
224	Aero	Bank of America	xxxxxx4634
		11/9/2005	aba xxxxx0106

BRANCH:908-351-2270
226	Aero	Comerica Bank	xxxxxx2356	Meridian Mall
		12/12 rolled to bai reporting	aba xxxxx0096	1982 East Grand River Ave.
			deposit routing	Okemis, MI 48864
			xxxxxx772	Ken Pyciak Tel: 517-349-0091
fax 517-349-6340
227	Aero	Huntington National Bank	xxxxxxx9046	10 E Main Str
Salineville, OH 43945
			deposit routing	Jeff Apardian
			xxxxx5016	419 254-7052 ext 3216
			tran code (920)	419 473-2249 fax
Jim 412-227-4862
228	Aero	PNC Bank	xxxxxx7025	2720 Potomac Mills Circle
		5/13/2005	aba xxx0030	Woodbridge, VA 22192
		10/3/2011	deposit routing	Ph 877-287-2654
		PNC acquired Riggs bank	xxxx4020
229	Aero	Bank of America	xxxxxx4647	Coventry Mall
		11/9/2005		Route 724 and 100
			aba xxxxx0106	Pottstown, PA 19465
Linda M Robinson Tel: 610-327-1110

26324798v5 244426.000003

Fax: 610-970-2197 BRANCH:610-327-1110
230	Aero	First Tennessee	xxxxx7093	7082 Bakersbridge Road
			deposit routing	Franklin, Tennessee, 37064
			xxxxx1398	Agnes Nichols 615-790-5130

231	Aero	Bank of America	xxxxxxxx2123	25230 Michigan Avenue
			ach#xxxxx0045	Dearborn, MI 48124
		2/2/2009	aba#xxxxx0106	Jean Pemper
Ph#800-654-8503 ext 5760 fax#617-235-2580
233	Aero	Exchange Bank of Alabama	xxxx8345	3003 Rainbow Drive
Gadsen, AL 35901
			aba #xxxxx4129	Joyce Frohock
PH 256-442-3003
tran code (120)

235	Aero	Regions	xxxxxx8065	5236 Hickory Hollow Parkway
			ach# 'xxxxx0019	Antioch, TN 37013
		merged AmSouth 12/7/07	deposit routing	Sheri Parsons or Lisa Griffith
			xxxxx0017	phone 615-736-6130
236	Aero	Bank of America	xxxxxx4650	Pheasant Lane Mall
		11/9/2005	aba xxxxx0106	310 DW Highway
Nashua, NH 03060
Joanne Mahoney
Tel: 603-888-9952

238	Aero	First Financial Bank	xxx1940	Honey Creek Mall
			aba xxxxx0356	3401 S. US Hwy 41
			deposit routing	Terre Haute, IN 47802

26324798v5 244426.000003

			xxxx1010	Brenda Thomson, 812-238-6437
239	Aero	Regions	xxxxx8902	900 Rivergate Parkway
			ach# xxxxx0019	Goodlettsville, TN 37072
			deposit routing	Karen Wallace
		merged AmSouth 12/7/07	xxxxx0017	phone 615-748-2706 Fax 615-748-2704

240	Aero	Wachovia	xxxxxxxxx3216	1201 Walnut St.
Cary, NC 27511
			aba#xxxxx0219	Karen Singletary
		5/1/2011		404-214-1432

241	Aero	Huntington National Bank	xxxxxx5460	17 South High Street
			aba xxxxx0024	Attn. MA10
Columbus, OH 43215
			on- line banking pin	Stephanie Schleppi
			3880 last 4 of tax ID	mall booth 614-480-0161, beth-4004, sharron 4442
242	Aero	United National Bank	xxxx5864	234 Grand Central Mall
Vienna, WV 26105
			ach & deposit routing#	Michael Sweet or Sheila
			xxxxx0395	phone 304-485-3811
fax#304-485-3824
243	Aero	First Tennessee	xxxxx4848	2112 North Roan St.
Johnson City, TN 37601
			aba#xxxxx1450	Adam Snapp
		10/17/2014		Ph#423-461-1733

244	Aero	TCF	xxxxxx4002	2989 White Bear Ave.
			ach#xxxxx0001	Maplewood, MN 55109

26324798v5 244426.000003

		11/24/2008	deposit routing	Sarah Wadi
			xxxxx3501	ph# 612-460-4616
246	Aero	JP Morgan Chase	xxxxx3300	Mail Code OH2-5210
			ach# xxxxx0037	1805 Brittian Road
Akron, OH 44310
			deposit routing	ph 330-972-1915; fax 330-972-1390
			xxxxx1027	Chastity Booth, Mary Anne Nutter
247	Aero	Chemical Bank	xxx4431	333 E. Main Street
Midland, MI 48640-0231
			deposit routing	Keith A Wenzel
			xxxxx0013	Ph 989-790-1202
			tran code (636)	Fax #989-790-9080

248	Aero	Trustco Bank	xxxx4510	3065 Route 50
			ach# xxxx-x0912	Saratoga Springs, NY 12866
Chris Jordan
			deposit routing	Ph 518-583-1716
xxxxx1317

249	Aero	Wells Fargo	xxxxxx0565	912 Tunnel Rd.
			ach #xxxxx0248	Asheville, NC 28805
Karen Singletary
		3/11/2012	deposit routing	Ph#404-214-1432
			xxxxx0392	Branch #828-255-2455
250	Aero	Wells Fargo	xxxxx6877	100 West Burnsville Parkway
			aba xxxxx0019	Burnsville, MN 55337
Annette Schilling 612-316-3794, fax 3797

26324798v5 244426.000003

			deposit routing	Mall branch 90 W. County Highway 42
			xxxxx0392	Burnsville, MN 55337
800-225-5935 order slips 800-289-3557
251	Aero	Fifth Third Bank	xxxxxx0280	1250 North Green River Road
		12/12/05 rolled to bai reporting	deposit routing	Evansville, IN 47715
			xxxxx0004	Cindy Lucke
Ph 812-474-2745 Fax 812-474-2746

252	Aero	Bank of America	xxxxxx4663	414 Union Street
		11/9/2005	aba xxxxx0106	Nashville, TN 37239-1697
		combo with #3288		Jacqueline J. Wilson
Tel: 615-749-3863 Fax: 615-749-3378
253	Aero	Montgomery First National Bank	xxxx9773	180 Crestwood Plaza
		effective 3/24/03	ach's & deposits	St. Louis, MO 63126
			xxxxx7761	Flery Langholz
			tran code (009)	Ph 314-962-8888 Fax 314-213-4501

255	Aero	Harris Bank St. Charles	xxxxxx7695	1 East Main Street
			ach #xxxxx4478	St. Charles, IL 60174-1981
			deposit routing	Charlotte. E. Johnson-Dunlop
			xxxx0029	Ph 630-377-6894 Fax 630-377-7157
			tran code (20)	1888-489-2265
257	Aero	PNC Bank	xxxxxx1237	One National City Center, Suite 100

26324798v5 244426.000003

			deposit routing	Indianapolis, IN 46255
			xxxxx0096	317-267-7902 ph; 317-267-7905 fax

		10/3/2011	deposit routing #
			xxxx0120	Amy Fukumoto, Vicki
258	Aero	Capital One	xxxxxx4530	7935 Tysons Corner Center
			deposit routing	Mclean, VA 22102
			xxxxx0001	Missa Khatib
			tran code (01)	Ph 703-883-3915 Fax 703-883-3918
259	Aero	Bank of America	xxxxxx4689	7045 Arundel Mills Blvd.
		11/9/2005	aba xxxxx0106	Hanover, MD 21076

Ph 410-799-4330

260	Aero	Chemung Canal	xxxxx9744	29 Arnot Rd.
Horseheads, NY 14845
		3/11/2012	ach & deposit routing#	Brenda Radford
			xxxxx1115	Ph# 607-739-0373 ext#7503
262	Aero	Wachovia	xxxxxxxxx3216	6300 Arbor Place Boulevard
			aba xxxxx0219	Douglasville, GA 30135
770-920-3700 #4, phone
Sherrie Wylie, manager
263	Aero	Capital City Bank	xxxxxx9901	Governor's Square Mall Office
P.O. Box 900
			deposit routing	Tallahassee, FL 32302-0900
			xxxxx0688	ph 850-402-7500-fax 850-878-9120
tran code (131)
265	Aero	US	xxxxxxxx8391	2400 Maple Grove Rd.

26324798v5 244426.000003

			ach#xxxxx0848	Duluth, MN 55881
		5/20/2011	deposit routing#	Rep: Becky Matthews ph#314-418-2920
			xxxxx0032	branch #218-723-2903
		Bank of America	xxxxxx4702
267	Aero	Mellon Bank	xxx-xxx-6816	195 Franklin Blvd.
		Switched to Aero 267 - June '00		Philadelphia, PA 19154
		CLOSED		Tel:1-800-362-5510 option #4
Fax: 215-281-1705 Ealine
268	Aero	Magna	xxx0545	4445 Poplar Avenue
Memphis, TN 38117
		3/14/2014	aba & deposit routing	Christie McCormack
			xxxxx4395	ph#901-309-4969
269	Aero	Bank of America	xxxxxx0195	100 N Broadway
		3/21/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

271	Aero	Liberty Federal Savings	xxxx0165	698 Belair Road, Suite h-6
		and Loan Association	ach's & deposits	Bel Air, MD 21014
			xxxxx1146	Amy Chmielewski
Ph 410-879-3568 Fax 410-879-7016
272	Aero	Regions Bank	xxxxxx1458	331 University Boulevard
			ach & deposit routing	Tuscaloosa, AL 35401
		merged AmSouth 12/7/07	xxxxx0019	Tel: 800-267-6884
Patsy Montague Tel 391-5770
273	Aero	BB&T	xxxxxxxxx0094	Box 2015 Meadowbrook Mall
			deposit routing	Bridgeport, WV 26330

26324798v5 244426.000003

			xxxxx3394	ph 304-842-7313, fax 304-842-5280 Will
Charlotte Sidow, Barb Brewer
274	Aero	PNC	xxxxxx9728	3902 Milan Road
			aba#	Sandusky, OH 44870
			xxxxx0096	Judy Edinger
new for 2010
		10/3/2011	deposit routing #
			xxxx0120	Ph 419-621-2980 Fax 419-621-2986
275		Commerce	xxxxx3964	1339 E. Empire St.
Bloomington, IL 61701
			ach & deposit routing	Jamie Czesak
			xxxxx0019	Ph# 309-823-3281
9/20/2013

276	Aero	Riggs National Bank	xxxx9610	1201 Wisconsin Ave NW
Washington, DC 20007
Tel: 202-835-5591
Mrs. Lyles

277	Aero	Bank of America	xxxxxx4715	495 Union Street
		11/9/2005	aba xxxxx0106	Waterbury, CT 06702
Debra Neri
Ph 203-757-8404 Fax 203-757-8442

278	Aero	Bank of America	xxxxxxxx1378	White Marsh Mall Branch
		9/25/2006	xxxxx0045	Baltimore, MD 21236
Casey Carrow
26324798v5 244426.000003

Ph 410-986-1970 Fax 410-986-1975

280	Aero	First Citizen's Bank	xxxxxx3513	8541 Concord Mills Blvd.
Concord, NC 28027
deposit routing
			xxxxx1007	Tracey Jacobs
Ph#704-979-3165
Fax#704-979-3166

282	Aero	Wachovia	xxxxxxxxx3216	3430 Wrightboro Raod
			aba xxxxx0219	Augusta, GA 30909
			dep.tick xxxx9527	Lori Evans
Ph 706-667-2256 Fax 706-868-4640

283	Aero	Wachovia	xxxxxxxxx3216	Independence Center
			aba xxxxx0219	3750 Oleander Drive, NC3241
Wilmington, NC 28403
Wally Simpson
PH 910-793-3710 Fax 910-793-3707
284	Aero	Conway National	xxxxxxxx8301	9726 Highway 17 North
			ach & deposit	Myrtle Beach, SC 29572
		4/4/2010	xxxxx2318	Suzette Jackson
			tran (103)	Ph# 843-449-3373 Fax# 843-449-9967
285	Aero	PNC Bank	xxxxxx7786	611 E. Arlington Blvd.
Greenvile, NC 27858
			deposit routing	Brian Landreth

26324798v5 244426.000003

			xxxx-4010	Ph 252-551-7800 Fax 252-551-7805
286	Aero	Key Bank	xxxxxxxx1116	688 N-Lex Springmill Road
			ABA xxxxx1039	Mansfield, OH 44906
			deposit routing	Sue Schell
			xxxx0101	Ph 419-529-5214 Fax 419-529-9934
287	Aero	Sovereign Bank	xxxxxxx7531	791 Purchase Street
			aba xxxx5150	New Bedford, MA 02740-6300
		as of 10/18/04	deposit routing	Tricia Farrington
			xxxxx5203	Ph 508-994-6155
288	Aero	Fifth Third Bank	xxxxxx0280	Eastland Banking Center
		12/12/05 rolled to bai reporting	deposit routing	2810 S. Hamilton Road
			xxxxx0000	Columbus, OH 43232
			checking aba#	Judy Holzbacher
			xxxxx0314	Ph 614-864-1870 Fax 614-864-1732
289	AERO	Comerica Bank	xxxxxx2356	3215 28th Street
		12/12/05 rolled to bai reporting	ach# xxxxx0096	Grand Rapids, MI 49512
			deposit routing	Sherrie
			xxxxx7772	Ph 616-957-0551 Fax 616-957-3419
tran code (36)
290	Aero	First Citizens Bank	xxxxxx8818	1862 Highway 70 South East
Hickory, NC 28602
			ach#xxxxx0300	Cassie Hensley
			deposit routing	Ph 828-326-1186
			xxxxx1007	branch #828-326-1163
291	Aero	Wachovia Bank	xxxxxxxxx3216	consolidated accounts

26324798v5 244426.000003

		wachovia acquired Southtrust	aba xxxxx0219	any questions call Judy Goncalves
		11/08/05		at 800-590-7868

292	Aero	First Westroads Bank	xx8813	15750 West Dodge Road
Omaha, NE 68118
			deposit routing	Kathy Hess
			xxxxx1497	Ph 402-391-7204 Fax 402-391-2793

293	Aero	Chase Bank	xxxxx3835	655 Old Country Rd.
		10/15/2007	xxxxx0021	Riverhead, NY 11901
			deposit routing	Tonya Williams
			#xxxxx1028	Ph#212-622-6172
branch# 631-727-7700
294	Aero	Citizens Bank	xxxxxx9274	1250 Baltimore Pike
		Effective 8/16/02		Springfield, PA 19064
			deposit routing	Lisa Carey-Kerr
			xxxx1155	Ph 610-328-2184 Fax 610-328-3363

297	Aero	Comerica Bank	xxxxxx2356	35795 Gratiot Avenue
		12/12/05 rolled to bai reporting	aba xxxxx0096	Clinton Township, MI 48035
			deposit routing	Gwen Rashid, Sharon
			xxxxx7772	Ph 586-791-0801
fax 586-791-7112
299	Aero	Capital One	xxxxxx5107	6920 Bluebonnett Blvd.
			ach# xxxxx0090	Baton Rouge, LA 70810
		4/5/2009	deposit routing	Giatana White

26324798v5 244426.000003

			xxxxx0001	Ph#504-533-5344 or 504-533-3016
tran code (01)
300	Aero	US	xxxxxxxx7963	312 Raintree Rd.
			aba xxxxx0848	Mankato, MN 56001
		4/4/2011		Mary Kaisershot
			deposit routing	Ph 507-387-9460
			xxxxx0032	Rep Becky Matthews #314-418-2920
301	Aero	Wachovia	xxxxxxxxx3216	Wachovia consolidated accts
		11/1/2005	aba xxxx0219	any questions call Judy Goncalves at Wachovia
800-590-7868

303	Aero	TCF National Bank	xxxxxx9511	1801 Plymouth Road
			aba xxxxx0001	Minnetonka, MN 55305-1963
			deposit routing	John D Gahley
			xxxxx3501	877-784-8239
branch 763-786-9603
304	Aero	Bangor Savings Bank	xxxxxx5113	687 Hogan Rd ,Bangor , ME 04401
		9/12/2007	deposit routing	Ph: 207-942-4818
			xxxxx4382	Fax: 207-942-4819
			tran code (20)	Cindy Stevens

305	Aero	Chemung Canal Trust Co.	xxxxx5979	601-635 Harry L. Drive
Johnson City, NY 13790
			ach & deposit routing#	Dalia Gates
		4/30/2012	xxxxx1115	ph#607-729-6347

26324798v5 244426.000003

fax#607-729-0151
306	Aero	US Bank	xxxxxxxx8316	1350 Euclid Ave,
		8/22/2007	ach# xxxxx0848	Cleveland , OH 44115
			deposit routing	Bath Ladd
			xxxxx0032	216 902-7858 ph
216 623-9303 fax
307	Aero	Huntington National Bank	xxxxxxx6170	2055 Polaris Parkway
			deposit routing	Columbus, OH 43240
			xxxxx0024	Branch #614-480-0700
			tran code (920)	Fax #614-480-0706
Bank Officer Usha

308	Aero	US Bank	xxxxxxxx9794	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
			deposit routing	1-800-872-2657
		Formerly	xxxxx0032	Branch #314-487-6759
		Firstar Bank		Fax #314-416-2570
310	Aero	First Citizens Bank	xxxxxxxx5791	1959 Valley View Blvd
			aba# xxxxx1836	Roanake, VA 24012
M. Beth Ruffing
			deposit routing	PH 540-985-3270 Fax 540-985-3204
xxxxx1007
312	Aero	Key Bank	xxxxxxxx3243	1080 McKinley Mall
Blasdell, NY 14219
			deposit routing	Darlene
			xxxx3290	Ph 716-827-4488
Fax 716-824-1419
313	Aero	Bank North, N.A.	xxxxx4427	250 Maine Mall

26324798v5 244426.000003

			ach #xxxxx4450	So. Portland, ME 04106
Gwen Mercier
		formely known as:	deposit routing	Ph 207-774-7675
		Peoples Heritage Bank	xxxx1020	Fax 207-828-2991
314	Aero	US Bank	xxxxxxxx9802	7200 Harrison Ave.
		Dec 05 rolled to TRECS	deposit routing	Rockford, IL 61112
		Formerly	xxxxx0032	Ph 815-332-5834 Fax 815-332-4603
		Firstar Bank		Rep (Amie Staggs) 513-632-4847

315	Aero	Associated Bank	xxxxxx4519	6550 N. Illinois Street
			aba# '075900575	Fairview Heights, IL 62208-2028
			deposit routing	Joann Blank
			xxxxx0202	Ph 618-622-4244 Fax 618-632-6663
316	Aero	Wachovia	xxxxxxxxx3216
		5/21/2006	aba xxxxx0219

317	Aero	United National Bank	xxxxx9799	1079 Charleston Town Center Mall
Charleston, WV 25389
			ach & deposits	Karen Buckley
			xxxxx0395	Ph 304-345-8550
Fax304-345-7621
319	Aero	Town & Country Bank	xxx3614	2501 W. Wabash Ave.
			deposit routing	Springfield, IL 62704
			xxxxx3262	Attn: Shannon G. Estes
			tran (42)	Ph (217) 787-3100
Fax (217) 698-0303

26324798v5 244426.000003

330		US Bank	xxxxxxxx9695	6320 W. Markham
		Dec 05 rolled to TRECS		Little Rock, AR 72205
			deposit routing	Annabelle Cabrera
			xxxxx0032	Ph 501-661-0536 Fax 501-661-1328

332		Bank of America	xxxxxxxx2136	6551 West 95th Street
Chicago Ridge, IL 60415
		2/2/2009	aba#xxxxx0106	Jean Pemper
			ach#xxxxx0045	Ph#800-654-8503 ext5760 fax#617-235-2580

333	Aero	Huntington National Bank	xxxxxxx8206	4000 Pendleton Way
Indianapolis, IN 46226
			deposit routing	Chris Shaw
			xxxxx0078	Ph 317-269-4648, 800-284-4090
Fax #317-639-7260
334	Aero	Citizens National Bank	xx2296	One Heritage Center
		6/24/2006	aba xxxxx8216	855 Central Avenue
			deposit routing	Ashland, KY 41105-2247
			xxxxx3253	Pamela L. Fultz
Ph 606-920-7305 Fax 606-920-7350
335		PNC Bank	xxxxxx7409	1637 North Memorial Drive
Lancaster, OH 43130
			deposit routing	Fonda
			xxxxx0096	Ph 740-687-1888 Fax 740-681-4083
new for 2010
		10/3/2011	deposit routing #

26324798v5 244426.000003

xxxx-0120
336		First Commonwealth	xxxxxx5579	Logan Valley Mall
			ach# xxxxx6826	Route 220 and Plank Road @ Goods Lane
			deposit routing	Altoona, PA 16602
			xxxx-0001	Karen or Cory
Ph 814-947-4904 Fax 814-946-4723
337	Aero	Sovereign Bank
aba# xxxxx2691
2/14/2005
			deposit routing	1-877-768-1145
xxxxx5205
338	Aero	PNC Bank	xxxxx8681	6020 West Jefferson Boulevard
			ABA	Fort Wayne, IN 46804
			xxxx0096	Anita Moreno
			new for 2010	Ph 260-434-0652 McBee 260-760-8444
		10/3/2011	deposit routing #
			xxxx-0120	Fax 219-434-0673
339		Bank of America	xxxxxx4744	1 Main Street
		11/9/2005	aba xxxxx0106	Leominster, MA 01453
			xxxx0138	Aphrodite
Ph 978-840-8321 Fax 978-537-2624

340	Aero	US Bank	xxxxxxxx9810	P.O. Box 1800
		Dec 05 rolled to TRECS	ach# xxxxx0848	Saint Paul, Minnesota 55101-0800
		Formerly	deposit routing	1-800-685-5065
		Firstar Bank	xxxxx0032

26324798v5 244426.000003

341	Aero	Fifth Third Bank	xxxxxx0280	(Western Michigan)
1850 East Paris
			ach's xxxxx0004	Grand Rapids, MI 49546
			deposit routing	231-798-4503 ph
xxxxx0000
342	Aero	Susquehanna	xxxxxx5201	2951 Whiteford Road
York, PA 17402
			deposit & ach's	Sue Ellen Ranieri
			xxxxx0318	Ph (717) 755-6414
Fax (717) 757-0097

344	Aero	Banknorth Massachusetts	xxxxxx5360	660 Merrill Road
			xxxxx0545	Pittsfield, MA 01201
			deposit routing	Robin Sabato
			xxxx1020	Ph 413-499-7687
Fax 413-499-1684
346	Aero	PNC Bank	xxxxxx8938	6300 Robinson Centre Drive
Pittsburgh, PA 15205
			deposit routing	Ph. 412-787-5700
			xxxxx0096	Fax. 412-787-5252
			new infor 2010	Branch Mgr. Janet E. Lipartia
		10/3/2011	deposit routing #
xxx00120
347	Aero	Wayne Bank	xxxx8627	600 Stroud Mall
			deposit routing	Stroudsburg, PA 18360
			xxxxx8548	Diane Oney
Ph 570-424-3330
Fax 570-424-3335
348	Aero	Bank of America	xxxxxx4757	Mail Stop: CT EH NB00329

26324798v5 244426.000003

			aba xxxxx0106	1201 Boston Post Road
Milford, CT 06460
		11/9/2005		Terry MacPhail
Ph 203-882-7050
Fax 203-882-7121
349	Aero	Sovereign Bank	xxxxxx6156	1665 State Hill Road M3
			ach's xxxxx2691	Wyomossing, PA 19610
Attn: Angie Lattanzio
			deposit routing	Ph (610) 320-7543
			xxxxx5205	Fax (610) 375-2244

351	Aero	Wells Fargo Bank	xxxxxx6350	101 W. Dekalb Pike
King of Prussia, PA 19406
			aba#xxxxx0248	Karen Singletary
		5/22/2013	deposit routing#	Ph#404-214-1432
xxxxx0392
355	Aero	KeyBank	xxxxxxxx2131	4565 Eastgate Blvd.
			bank transit xxxxx0295	Cincinnati, OH 45245
			deposit routing	Attn: Raylina Lillich
			xxxx0101	Ph (513) 752-1781

356	Aero	BB&T	xxxxxx2575	497 Southpark Circle
		as of 10/14/03		Colonial Heights, VA 23834
			deposit routing	Attn: Susan B.Webb
			xxxxx4260	Ph (804) 526-0772
			tran code (13)	Fax (804) 520-8384
358	Aero	Wells Fargo	xxxxxx6885	6940 O Street
		as of 12/08/04	aba xxxxx0058	Lincoln, NE 68516
Ph. 402-434-6141
			deposit routing	Fax. 402-434-6151

26324798v5 244426.000003

			xxxxx0392	Branch Mgr. Jon Whitmire

361	Aero	First American Bank	xxxxxxx4101	261 South Western Ave
Carpentersville, IL 60110
			deposit routing	Attn: Erin Caudill
			xxxxx2777	Ph (847)551-4416 Ext 103
			tran code (031)	Fax (847) 426-1066
362	Aero	Bank of America	xxxxxx4760	601 Donald Lynch Boulevard
		11/9/2005	aba xxxxx0106	Marlboro, MA 01752
Attn: Beverly G. Brown
Ph (508) 303-0737
Fax (508) 303-6501

363	Aero	Wachovia	xxxxxxxxx3216	3275 Bufford Drive
			aba xxxxx0219	Buford, GA. 30519
Attn: Audrey Thorson
Ph (770) 831-2968

364	Aero	Associated Bank	xxxxxx9213	201B Northwoods Mall
			aba xxxxx5855	Peoria, IL 61613
			deposit routing	Attn: Marva Grant
			xxxxx0202	Ph (309) 688-3404
Fax (309) 688-5088
366	Aero	M & I Bank	xxxxxx1503	500 3rd Street
			deposit routing	Wausau, WI 54402
			xxxx0600	Attn: Pat Krohn
Ph (715)847-4292
Fax (715) 847-4328

367	Aero	JP Morgan Chase	xxxxxxxx0876	4512 24th Ave
			ach#xxxxx0326	Fort Gratiot, MI 48059

26324798v5 244426.000003

Attn: Sandra Varney
			deposit routing	Ph (810) 385-5311 or 1-800-225-5623
			xxxxx1025	Fax (810) 385-4430

368	Aero	M & T Trust Company	xxxxx0138	Susquehanna Valley Mall A-1
Sellingsgrove, PA 17870
			deposit routing	Attn: Sandy Krehel
			xxxxx2955	Ph (570) 374-8108
Fax: (570) 374-6232
371	Aero	Comminity Bank N.A.	xxxxxx3411	1218 Arsenal St.
Watertown, NY 13601
			ach & deposit routing	Margaret Farone
		10/7/2013	xxxxx7559	branch#315-785-3640
			tran (20)	fax#315-785-0871
372	Aero	Community Bank N.A.	xxxxxx8731	Champlain Center
60 Smithfield Blvd. Suite 50
			ach & deposit routing	Plattsburgh, NY 12901
			xxxxx7559	Kathryn Reynolds
Ph (518) 561-7490
			tran (20)	Fax (518) 561-7583

373		Fifth Third Bank	xxxxxx0280	7840 Mall Road
		12/12/2005	deposit routing	Florence, KY 41042
		rolled to bai reporting	xxxxx0000	Nancie Lane
Ph 859-371-6626 Fax 859-371-8140

374	Aero	First National Bank	xx4043	2406 Grand Avenue
Ames, IA 50010

26324798v5 244426.000003

			deposit routing	Attn: Kathy Dunham
		STORE CLOSED 2/27/12	xxxxx2274	Ph #515-232-5569
tran code (009)

377	Aero	BB&T	xxxxxx6663	Attn: Steven Bartlett
Ph (502) 810-0400
		formerly	deposit routing	Fax (502) 810-0426
		Bank of Loiusville	xxxxx0680
tran code (13)

378	Aero	Peoples United	xxxxx8133	University Mall
155 Dorset Street
		7/16/2010	deposit routing	South Burlington, VT 05401
			xxxxx2186	Ph 802-658-1444 Fax 802-863-2295

379		Bank of America	xxxxxx4773	99 Rockingham Park Blvd.
		11/9/2005	aba xxxxx0106	Salem, NH 03079
Gary Rockwell
		kansas		Ph 603-894-5882 Fax 603-890-4935

380		US Bank	xxxxxxxx9786	P.O. Box 1800
		Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
			deposit routing	1-800-673-3555
xxxxx0032

381		Ameriserv Financial	xxxx3238	500 Galleria Drive Suite 100
			deposit routing	Johnstown, PA 15904
			xxxx0106	Nanette Richey

26324798v5 244426.000003

Ph 814-269-3815 Fax 814-266-2037

382	Regions Bank	xxxxxx9427	5901 University Drive
		aba xxxxx2280	Huntsville, AL 35806
Beth Carter
Ph 256-551-7101 Fax 256-551-7107

384	US Bank	xxxxxxxx9778	P.O. Box 1800
	Dec 05 rolled to TRECS		Saint Paul, Minnesota 55101-0800
	Formerly	deposit routing	1-800-673-3555
	Firstar Bank	xxxxx0032

385	Regions Bank	xxxxxx6627	5025 Hinkleville Road
		aba xxxxx7586	Paducah, KY 42001
Tammy Brasher
		deposit routing	Ph 270-441-1552 Fax 270-443-2909
xxxxx6660
387	BB &T Bank	xxxxxx3341	2082 South Pleasant Valley Road
		ach & deposit routing#	Winchester, VA 22601
		xxxxx4260	Sandy Hill
		tran code (13)	Ph 540-723-4725
apple blossom branch @ mall closed
389	First Tennessee Bank	xxxxx6678	2750 N. Germantown Pkwy
Memphis, TN 38133
		deposit routing	Joy Panyanouvong
		xxxxx0026	Ph 901-387-3800 Fax 901-387-3817

26324798v5 244426.000003

390		Wachovia Bank	xxxxxxxxx3216	408 S. Irby Street
			aba xxxxx0219	Florence, SC 29501
Larry Welch
Ph 843-664-4093

392		Wells Fargo Bank	xxxxxx6893	432 South Gammon Road
Madison, WI 53719
			deposit routing	Kevin J. Huff
			xxxxx0392	Ph 608-827-2853 Fax 608-833-6803

394		Fifth Third Bank	xxxxx0280	9690 Colerain Avenue
		12/12/05 rolled to bai reporting	deposit routing	Cincinnati, OH 45251
			xxxxx0000	Doug Greulich
Ph 513-923-4790 Fax 513-245-1038

395	Aero	TD Banknorth	xxxxx0074	765 Route 18
			aba xxxxx1360	East Brunswick, NJ 08816
		merged 11/1/08	deposit routing	Erika Shanoff
			xxxx0136	Ph 732-698-1184 Fax 732-698-1420

396		JP Morgan Chase	xxxxx3348	Easton Town Center
4000 Morse Crossing
			ach# xxxxx0037	Columbus, OH 43209
		2/20/2012	deposit routing	Branch Jinnie #614-476-1910
			xxxxx1027	Rep Keisha Watkins (212-622-6172)
397		Chase	xxxxx9489	895 Hebron Road

26324798v5 244426.000003

Heath, OH 43056
		formerly	deposit routing	Michael Schenk
		Bank One	xxxxx0037	Ph 740-522-3121

398		Bank of America	xxxxxx3594	141 South Rock Road
			aba xxxxx0045	Wichita, KS 67207
Vickie Haskell
Ph 316-261-2309 Fax 316-683-2276

399		Bank of America	xxxxxx4786	2733 Midwestern Parkway
		11/9/2005	aba xxxxx0106	Wichita Falls, TX 76308
Michael Hull
Ph 940-696-7720 800-432-1000 Fax 940-696-7752

439	Aero	Frost	xxxxx0014	221 Wonder World Drive
San Marcos, TX 78666
		9/15/2009	ach & deposit	Barbara Castleberry
		temp store	xxxxx0093	Ph#512-393-5647
			tran code (20)	Fax#512-393-5721
441	Aero	Athens First Bank & Trust Company	xxxxxx9382	4000 Atlanta Hwy
			ach# xxxxx0931	Athens, GA 30622
		12/10/2006		Eric Quillian
			deposit routing	706-357-7122
			xxxx8888	706-357-7123 fax
442		JP Morgan Chase	xxxxxx6591	3250 Rebecca Lane
Abilene, TX 79606
			deposit routing	Josephine Leal

26324798v5 244426.000003

			xxxxx1023	Ph 915-674-3900 Fax 915-698-9266

444		Arvest	xxxx1650	5000 Rogers Ave.
Fort Smith, AR 72903
			aba#xxxxx0872	Donna
		10/20/2014	deposit routing	Ph#479-573-1104
			xxxxx0001	Fax#479-573-1114
445		Regions Bank	xxxxxx6485	420 Mary Esther Blvd.
Mary Esther, FL 32569
		4/4/2011	ach &deposit routing	Angel Babula
			xxxxx4668	Ph 850-833-8222

446		Comerica Bank	xxxxxx2356	1620 W. Michigan Avenue
		12/12/05 rolled to bai reporting	aba xxxxx0096	Jackson, MI 49202
			deposit routing	Diane Toland
			xxxxx7772	Ph 517-788-5144 Fax 517-788-5363
tran code (36)
448	Aero	UMB Bank	xxxxx3299	2079 Penn Square
Oklahoma City, OK 73118
			deposit routing	Hayley Land
			xxxxx0619	Ph 405-239-5800
			tran code (83)	Mary (866-204-3913)
449		First American Bank	xxxxxxx9411	3205 Mall Loop Drive
Joliet, IL 60431
			deposit routing	Kari Fitzmaurice
			xxxxx2777	Ph 815-439-4901 x 103 Fax 815-439-4910
tran code (031)

26324798v5 244426.000003

450	Wells Fargo	xxxxxx5852	200 33rd Ave. S
		ach#xxxxx0076	St. Cloud, MN 56301
	5/31/10	deposit routing	Pat Barclay
		xxxxx0392	Ph#303-470-8908
branch #320-203-4200
451	Regions Bank	xxxxxx9632	601 East Main Street
		abaxxxxx1387	Carbondale, IL 62901
Paula Buristsch
		deposit routing	Ph 618-529-2700
xxxxx6660
453	Bank of America	xxxxxx4809	291 Barnstable Road
	9-Nov	aba xxxxx0106	Hyannis, MA 02601
Kissi Johnson-Brown
Ph 508-790-8124 Fax 508-790-8125

454	Huntington Bank	xxxxxxx9982	3160 S. Airport Road West
Traverse City, MI 49684
		deposit routing	Carol Jenkins
		xxxxx3473	Ph 231-922.5760 Fax 231-922-5774
		tran code (920)	banking center 231-922-5607
455	Webster Bank	xxxxxx9681	50 Freshwater Blvd.
		ach# xxxxx0101	Enfield, CT 06082
		deposit routing	Amy Trent
		xxxxx0101	Ph 860-253-6132 Fax 860-253-6151
		tran code (012)	1-800-325-2424
456	Bank of America	xxxxxx2060
863-816-1610
	Kansas		888-287-4637

26324798v5 244426.000003

457	Huntington Bank	xxxxxx4584	3573 Maple Avenue
Zanesville, OH 43701
		deposit routing	Tina Dingey
		xxxxx5090	Ph 740-455-7059 Fax 740-455-5707
		tran code (920)	800-480-2001
459	Citizens Union Bank	xxx0000	1830 North Dixie Hwy.
Elizabethtown, KY 42701
		ach 7 deposit routing#	Stephanie Hardin
		xxxxx1854	Phone: 270-737-4282 (updated 4/19/12)
Fax : 270-737-0041
462	PNC Bank	xxxxxx1243	Route 6 Scranton Carbondale Highway
Scranton, PA 18508
		deposit routing #	Carol Milani
		xxxx-3020	Ph 570-961-7298 Fax 570-961-6402

10/3/2011

464	Chemical Bank	xxxxxx3303	3533 E. Wilder Road
Bay City, Michigan 48706
		deposit routing	Barbara Benford
		xxxxx0013	Ph 989-894-9898 Fax 989-894-9895
tran code (636)
465	Comerica Bank	xxxxxx2356	5510 W. Saginaw
	12/12/05 rolled to bai reporting	aba xxxxx0096	Lansing, MI 48917

26324798v5 244426.000003

		deposit routing	Jennifer Sherwood
		xxxxx7772	Ph 517-886-0226
tran code (36)
466	Southern Michigan Bank & Trust	xxxxx6634	5350 E. Beckley Road
		deposit routing	Battle Creek, MI 49015
		xxxxx2283	Jean-Marie Warren
Ph 517-279-5500

467	Regions	xxxxxx7171	128 North 2nd Street
		ach# xxxxx0019	Clarksville, TN 37040
		deposit routing	Lisa Crabtree
	merged AmSouth 12/7/07	xxxxx0017	Ph 931-553-5201 Ph 931-5201

468	Banknorth	xxxxxx8475	1800 Boston Road
		aba xxxxx0545	Springfield, MA 01129
Diane Ryan
		deposit routing	Ph 413-748-8525 Fax 413-543-0714
xxxx1020
469	US Bank	xxxxxxxx9752	105 North Rangeline Road
	Dec 05 rolled to TRECS		Joplin, MO 64801
		deposit routing	Chrys Wehmeyer
		xxxxx0032	Ph 417-623-5677 Fax 417-623-5961

470	First Tennessee Bank	xxxxx8628	12 Northgate Park
Chattanooga,TN 37415
		deposit routing	Mona Lamb
		xxxxx0367	Ph 423-870-3160 Fax 423-870-3166

26324798v5 244426.000003

423-757-4720 order deposit slips
471		Frost Bank	xxxxx6866	4200 South Hulen
Forth Worth, TX 76109
			deposit routing	Karen Duvall or Roxanne
			xxxxx0093	Ph#817-420-5200
			tran code (20)	fax#817-420-5230
473		Bank of America	xxxxxx4812	39 Main Street
		11/9/2005	aba xxxxx0106	Watertown, MA 02472
Shamci Ghaffari
Ph 617-972-1606 Fax 617-923-4623

474		Associated Bank	xxxxxx5150	206 South Broadway
			aba xxxxx1352	Rochester, MN 55904
			deposit routing	Brenda Schuler, Bernie LeCrone (Contact)
			xxxxx0202	Ph 507-285-2626

475	Aero	Bank of America	xxxxxxxx9192	301 N. Main Street
			aba xxxxx0045	Anderson, SC 29621
		open in Kansas		Diane Smith
Ph 864-231-5843
Clark American deposit slips 800-234-6147
476		Bank of America	xxxxxx4825	1400 Hancock Street
		11/9/2005	aba xxxxx0106	Quincy, MA 02169
Kathy Egan-Casy
Ph 617-434-7731

477		Bank of America	xxxxxx2044
aba xxxxx0045

26324798v5 244426.000003

478		ColeTaylor Bank	xxxxx7597	One Yorktown Center
			aba xxxxx0343	Lomboard, IL 60148
			deposit routing	Barbara Kopp
			xxxx5999	Ph 630-932-3101 Fax 630-629-8338
tran (20)
479	Aero	Chase	xxxxx1313	1100 Pecanland Road
Monroe, LA 71203
		formerly	deposit routing	Patsy Schmittzehe
		Bank One	xxxxx0137	Ph 318-345-7710

481	Aero W	Bank of America	xxxxxxxx2361	100 N Broadway
			aba xxxxx0045	Wichita, KS 67202
		kansas		Melissa Wolverton
888-852-5000
800-234-6147 Business Solutions
482		Wachovia	xxxxxxxxx3216	207 Neshaminy Mall
			aba xxxxx0219	Bensalem, PA 19020
Joseph Knight
Ph 215-396-4405 Fax 215-355-0547

483		Wachovia	xxxxxxxxx3216	4560 Capital Blvd.
			aba xxxxx0219	Raleigh, NC 27604
Melanie
919-571-3889

484		Wachovia	xxxxxxxxx3216	6301 W. New Berry Road

26324798v5 244426.000003

			aba xxxxx0219	Gainsville, FL 32605
Ph 352-335-3480 Fax 352-335-3484

485		Legacy Bank of Texas	xxx3625	5000 Legacy Drive, Suite 120
Plano, TX 75024
			deposit routing	Elisa Arellano
			xxxxx1234	Ph 972-461-7009 Fax 972-461-7020
tran code (03)

486	Aero	PNC Bank	xxxxxx0287	2085 East University Drive
Auburn, AL 36830
		merged as of 2012	deposit routing	Lee Oliver
			xxxx-5020	Ph 334-826-1150 Fax 334-826-2064

487		Wachovia	xxxxxxxxx3216	9420 Pineville Matthews Road
			aba xxxxx0219	Pineville, NC 28134

Ph 704-373-6320 Fax 704-383-5952

488		Comerica Bank	xxxxxx2356	4200 S. Cooper Street
		12/12/05 rolled to bai reporting	aba xxxxx0096	Arlington, TX 76015
			deposit tickets routing	Karen
			xxxxx7772	Ph 817-276-7200 Fax 817-276-7236
tran code (36)
489		US Bank	xxxxxxxx9737	5000 Frederica Street
		Dec 05 rolled to TRECS		Owensboro, KY 42301

26324798v5 244426.000003

		deposit routing	Scott Tucker
		xxxxx0032	Ph 270-926-5270 Fax 270-926-5272

490	PNC Bank	xxxxx6213	201 South Broad Street
Grove City, PA 16127
		deposit routing	Karen
		xxxxx0096	Ph 724-458-9250 Fax 724-458-0567

	10/3/2011	deposit routing #
xxxx-0110
491	PNC Bank	xxxxxx0247	1449 S. Potomac Street
Hagerstown, MD 21740
		ach routing	Shannon Eikelberger
	merged with Fidelity Bank on 09/12/07	xxxxx0030	Ph 301-745-5833 Fax 301-745-4952
	10/3/2011	deposit routing #
xxxx-4020
492	Frost Bank	xxxxx3239	221 Wonder World Drive
San Marcos, TX 78667
		deposit routing	Barbara Castleberry
		xxxxx0093	Ph 512-393-5647 800-562-6732 Fax 512-393-5721
tran code (20)
493	The Bank of Delmarva	xxx0810	4575 Highway 1, Suite 80
Rehoboth Beach, DE 19971
		deposit routing	Dorene Walton
		xxxxx3065	Ph 302-226-8900 Fax 302-226-8558
tran code (39)

26324798v5 244426.000003

494		Suntrust Bank	xxxxxxxxx8002	180 East Market Street
			ach# xxxxx0104	Harrisonburg, VA 22801
			deposit routing	Yvonne Smith
			xxxxx0020	Ph 540-568-1015 Fax 540-568-1099
505	Aero	Citizens National Bank	xx3546	200 Fork at the River Pkwy
		11/4/2005	aba xxxxx2255	Seviereville, TN 37862
Robin Young
Ph. 865-429-7560 or 453-9031 Main
Fax 865-429-7906
507		PNC Bank	xxxxxx5504	2629 Scotttsville Road
			ABA	Bowling Green, Ky 42102
		National City Bank	xxxx0096	Faye Griffith , Kay Madison
new 2010
		10/3/2011	deposit routing #
			xxxx0120	Ph 270-745-9302 Fax 270-745-9310
508		Wachovia	xxxxxxxxx3216	Caroline Forrest Financial Center
		10/19/2005	aba xxxxx0219	3766 Renee Drive
Myrtle Beach, SC 29579
Jean Martin
Ph. 843-903-5359
509		JP Morgan Chase	xxxxx3972	9900 39th Ave.
Pleasant Prairie, WI 53158
			aba#xxxxx0019	Joseph Opulski
		4/1/2013	deposit routing	Ph#212-622-6175
			xxxxx1028	branch#262-697-2280
510		Fifth Third Bank	xxxxxx0280	1 Fayette Center
		12/12/05 rolled to bai reporting		Washington Court House, OH 43160

26324798v5 244426.000003

			deposit routing	Jesse Jamison
			xxxxx0004	Ph 740-948-9488 Fax 740-948-9484

511		PNC Bank	xxxxxx4912	12010 Church Street
			ABA	Birch Run, MI 48415
			xxxx0096	Connie Tackebury
			new for 2010	Ph 989-797-9277 Fax 989-797-9282
		10/3/2011	deposit routing #
xxxx0120
512		M & T Bank	xxxxxx0027	2443 Military Road
			ach# xxxxx0046	Niagara Falls, NY 14304
			deposit routing	Kerry White
			xxxxx0020	Ph 716-297-1880 Fax 716-290-1218
1-800-724-2440
513		Queenstown Bank of MD	xxxxx4601	223 Chesapeake Village Road
			aba xxxxx1957	Queenstown, MD 21658
Janet Such
Ph 410-827-5101 Fax 410-827-3370

514	Aero	Sun Trust Bank	xxxxxxxxx6145	7677 Dr. Phillips Blvd
		as of 12/08/04	deposit routing	Orlando, FL 32819
			xxxxx2152	Ph. 407-354-1398 *4
Branch Mgr. Kim Mendel
515		Bank of America	xxxxxxx1515	54 Full St.
Seneca Falls, NY 13148
			aba#xxxxx0045	Anute Boonyachai
		5/1/2011		Ph# 1-800-657-9533 ext# 50657

26324798v5 244426.000003

517	Aero	BB&T	xxxxxxxxx8814	1201 Norwood Street
		as of 10/14/03	abaxxxxx4260	Christiansburg, VA 24073
Rachel Lee
			tran code (13)	Ph 540-381-5710 Fax 540-382-8813

518	Aero	Fifth Third Bank	xxxxxx0280	6488 South Westnedge Avenue
		12/12/05 rolled to bai reporting		Portage, MI 49002
			xxxxx0004	Linda Fricke
			deposit routing	Ph 269-329-5815 Fax 269-329-6002
xxxxx0165
519	Aero	M & T Bank	xxxxxx6485	115 J Campbell Collins Dr.
			ach's# xxxx0113	Wilkes-Barre, PA 18702
		10/19/2007	deposit routing
			xxxxx0059	branch#570-823-1067 (Tara)

521	Aero	Bank of America	xxxxxxxx0098	534 S Kansas Ave
		5/14/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
522	Aero	M & I Bank	xxxx9987	5454 South 76th Street
			aba xxxxx0051	Greendale, WI 53129
		4/11/2003	deposit routing	Barbara Manthey
			xxxx0600	Ph 414-423-2380 Fax 414-423-2387

526	Aero	Frost Bank	xxxxx8362	975 William D. Tate

26324798v5 244426.000003

			deposit routing	Grapevine, TX 76051
		4/18/2003	xxxxx0093	Cathy West
			tran code (20)	Ph 817-420-5251 Fax 817-420-5820

527	Aero	Wachovia	xxxxxxxxx3216	1400 Benvenue Road
			aba xxxxx0219	Rocky Mount, NC 27804
		6/27/2003		Kim Sutton
PH 252-972-4238

528	Aero	Suntrust Bank	xxxxxxxxx7124	8055 S. Beneva Road
			ach# xxxxx0104	Sarasota, FL 34238
		7/18/2003	deposit routing	Frank Zeckel
			xxxxx2152	Ph 941-702-6503 Fax 941-922-5618

529	Aero	JP Morgan Chase	xxxxx4317	821 E. Highway 131
			aba xxxxx0137	Clarksville, IN 47129
			deposit routing	Sherri Coleman
			xxxxx1025	Ph 812-284-7550 Fax 812-284-7553

530	Aero	new bank name as of 6/12/15.	xxx5997	720 East Broadway P o Box 678( Mall Facility)
		Central Bank of Boone County	deposit routing	Columbia, MO 65205
			xxxxx0859	Meredith Imler
Ph 573-817-8964

531	Aero	Regions Bank	xxxxxx6237	825 Quintard Drive
			ach# xxxxx5690	Oxford, AL 36203
		4/25/2003	deposit routing	Sandy Turner

26324798v5 244426.000003

			xxxxx6660	Ph 256-835-6075 Fax 256-831-1093

532	Aero	First Sentry	xxx2063	P.O. Box 790
Barboursville, WV 25504
		2/2/2009	ach's & deposit	Cindy Collins
			xxxxx2476	Ph 304-399-6401
fax# 304-399-6411
535	AeroW	Key Bank	xxxxxxxx6252	180 Telegraph Road
			aba xxxxx0574	Bellingham, WA 98226
		9/5/2003		Amber Pen
			deposit routing	360-676-6116 Fax 360-6142
xxxx4731
536	Aero	Towne Bank	xxxxxx9631	1 Old Oyster Point Road Suite 110
			ach's xxxxx8949	Newport News, VA 23602
		3/15/2004	deposit routing	Toni Marshall
			xxx10894	Ph 757-249-7800 Fax 757-249-0840

537	Aero W	UMB	xxxxxx2697	730 Citadel Drive East
			deposit routing	Colorado Springs, CO 80909
		4/17/2009	xxxxx1067	Cheryl Murphy
			tran code (83)	Ph 719-597-0170 Fax 719-597-0178

538	Aero	Bank of America	xxxxxxxx9244	8625 Bedford-Euless Road
			aba xxxxx0045	Hurst, TX 76053
		5/16/2003		Scot Cowdrey
			open in kansas	Ph 817-284-5546

26324798v5 244426.000003

541	Aero W	Columbia Bank	xxxxxx3020	3500 S. Meridian Suite 503
Puyallup. WA 98373
		5/30/2003	deposit routing	Michelle Laborde
			xxxxx8272	Ph#253-939-9800
			tran code (201)	fax#253-833-2476
543	Aero W	Bank of America	xxxxxxxx9642	3308 N E Auto Mall Drive
Vancouver, WA 98662
		7/18/2003		Rita Paulson
Ph360-696-5511
Marsha, 888-852-5000 ext 4600
544	Aero	Associated Bank	xxxxxx4708	2403 South Oneida Street
Green Bay, WI 54304
		8/1/2003	ach & deposit routing	Micah Marshall
			xxxxx0575	Ph 920-433-3218 Fax 920-499-2690

545	Aero	Suntrust Bank	xxxxxxxxx5923	26627 US Hwy 19 N
			ach# xxxxx0104	Clearwater, FL 33761
		10/31/2003	deposit routing	Denise Mason
			xxxxx2152	Ph 727-791-0224 Fax 727-797-7557

546	Aero	Chase	xxxxx1085	4401 W. Wisconsin Avenue
Appleton, WI 54913
			deposit routing	Mary Learman
			xxxxx0019	Ph 920-738-9000 Fax 920-738-9988

548	Aero	Huntington National Bank	xxxxxx8064	2025 N. Cable Road
Lima, OH 45805
26324798v5 244426.000003

			deposit routing	Ginger Gesler
			xxxxx5016	Ph 419-227-6504 Fax 419-229-4574
tran code (920)
549	Aero	BMO Harris	xxxxxx8152	3500 State Road 16
La Crosse, WI 54601
		5/23/2003	aba & deposit routing#	Lori Raabe
			xxxxx0051	Ph 608-781-8834 Fax 608-781-1511

550	Aero	Bank of America	xxxxxxxx1528	111 University Dr. E
College Station, TX 77840
			aba#xxxxx0045	Anute Boonyachai
		5/1/2011		Ph# 1-800-657-9533 ext# 50657

553	Aero	Wachovia	xxxxxxxxx3216	886 Church Street North
			aba xxxxx0219	Concord, NC 28025
		6/6/2003		Kim Overcash
Ph 704-793-4830 Fax 704-785-2059

554	Aero	Wells Fargo Bank	xxxxxx5819	9801 University
Clive, IA 50265
		6/13/2003	deposit routing	Rose Hullett
			xxxxx0392	Ph 515-237-5809 Fax 515-237-5855

555	Aero	Bank of America	xxxxxxxx9257	5041 Bayou Blvd.
			aba xxxxx0045	Pensacola, FL 32504
		5/16/2003		Susie Gonzales
Ph 850-444-0551

26324798v5 244426.000003

557	Aero	IBC Bank	xxxxxx0177	2501 W Memorial
			deposit routing	Oklahoma City, OK 73134
		4/11/2006	xxxxx2793	Darryl Matthews branch manager (405-841-8952)
			tran code (131)	for change orders (405-775-8059)
branch(405-775-1730) fax(405 775-1731)
558	Aero	Bank of America	xxxxxxxx9532	500 South West Street
			aba xxxxx0045	Wichita, KS 67209
		6/20/2003		Brenda Dosda
Ph 316-261-4242

561	Aero	Bank of America	xxxxxxxx7153	460 E. Altamonte Dr.
Altamonte Springs, FL 32701
			aba#xxxxx0045	Marrie Dunn
		11/3/2014		Ph#1-888-715-1000 ext#53224

563	Aero	Chase Bank	xxxxx5149	1201 West Main Street
			deposit routing	Lewisville, TX 75067
			xxxxx0614	Anna Dietert
Ph 972-221-5017

565	Aero	I B C Bank	xxxx3801	7400 San Pedro, Suite 608
San Antonio, TX 78216
		5/9/2003	deposit routing	Jesse Monoz
			xxxxx3284	Ph 210-369-2940 Fax 210-377-3579
tran code (131)
566	Aero	Wells Fargo Bank	xxxxxx5837	901 Gessner Road
			aba xxxxx0659	Houston, TX 77024
		5/16/2003		Erika Cruz

26324798v5 244426.000003

			deposit routing	Ph 713-463-8044 Fax 713-463-8258
xxxxx0392
567	Aero	Wells Fargo Bank	xxxxxx5805	5300 W. 41st St.
			aba#xxxxx0076	Sioux Falls SD 57106
			deposit routing	Pat Barclay
		5/30/2011	xxxxx0392	Ph#303-470-8908
Branch #605-575-7466
568	Aero	Wells Fargo Bank	xxxxxx5862	600 4th Street
Sioux City, IA 51102
		5/23/2003	deposit routing	Eileen Iversen
			xxxxx0392	Ph 712-277-7175 Fax 712-277-7149

569	Aero	Bank of America	xxxxxxxx9545	7802 Abercorn Drive
			aba xxxxx0045	Savannah, GA 31406
		6/27/2003		Mercy Garcia
			open in kansas	Ph 912-353-3960

570	Aero	Bank of America	xxxxxxxx0140	100 N Broadway
		6/3/2007	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

571	Aero	Northwest Savings Bank	xxxxxx9268	200 Mill Creek Mall
Erie, PA 16565
		9/12/2003	deposit routing	Jennifer D-Annibale
			xxxxx4218	Ph 814-868-5161 Fax 814-864-1917

572	Aero W	Bank of America	xxxxxx7711	3401 Dale Road

26324798v5 244426.000003

		10/3/2003	aba xxxxx0045	Modesto, CA 95356
Peggy Rubio

573	Aero	Wachovia	xxxxxxxxx3216	Wachovia consolidated accts
		11/1/2005	aba xxxx0219	Any questions call Judy Goncalves at Wachovia
800-590-7868

574	Aero	Wachovia	xxxxxxxxx3216	1495 W. O Ezell Blvd.
			aba xxxx0219	Spartanburg, SC 29301
		8/22/2003		Robin Osborne
864-596-4166 Fax 864-587-6275

575	Aero	Bank of America	xxxxxx9697	9460 FM Road W
			aba xxxxx0045	Humble, TX 77338
		7/25/2003		Ellen Cooper
PH 281-548-3700

			xxxxxx0266	2801 S. Memorial Parkway Ste 102
577	Aero	SouthBank		Huntsville, AL 35801
			deposit routing	Jeff Slaten
		8/1/2003	xxxxx2670	Ph 256-533-2224 Fax 256-533-0442
tran code (41)
576	Aero	Bank of America	xxxxxx9671	2000 Baytree
			aba xxxxx0045	Valdosta, GA 31601
		7/25/2003		Susan Harrison

26324798v5 244426.000003

578	Aero	M&T	xxxxxx7079	5585 Spectrum Dr.
Frederick MD 21703
		10/5/2008	ach's & deposit routing	Chip Hess
			xxxxx0033	ph# 301-695-0503
fax# 301-698-2643
579	Aero	Citizens National Bank	xxx9752	200 Forks of the River Parkway
Sevierville, TN 37862
		7/25/2003	ach's & deposit routing	865-453-9031 main #
			xxxx0001	Shirley Piniak
Ph 865-429-7522 Fax 865-429-7599
580	Aero	Bank of America	xxxxxx9684	7008 US Hwy 301 N
			aba xxxxx0045	Ellenton, FL 34222
		7/25/2003		Kim Wilson

581	Aero	Bank of America	xxxxxx9888	1602 W Floyd Baker Blvd
			aba xxxxx0045	Gaffney, SC 29341
		9/5/2003		Lisa Sullivan
			open in kansas	Ph 864-487-8351

582	Aero	Regions Bank	xxxxxx7611	1301 South Mckenzie Street
Foley, AL 36535
			ach & deposit routing	Victoria Gartments or AndreaWalker
		merged AmSouth 12/7/07	xxxxx0019	Ph 251-943-2265 Fax 251-943-8029

583	Aero	PNC	xxxxxx3336	1275 York Road
Gettysburg, PA 17325
		8/11/2008	ach's & deposits	Kelly Smarsh

26324798v5 244426.000003

			xxxx4020	Ph 717-337-9333 Fax 717-337-2489

deposit routing #
xxxx4020
584	Aero	IBC Bank	xxxxx3124	7021 S. Memorial Drive, Suite #269
		12/5/2005		Tulsa, OK 74133
			deposit routing	Micah Hartwell
			xxxxx2793	Ph. 918-497-2812
			tran code (131)	Fax. 918-497-2813
587	Aero	Plains Capital Bank	xxxxxx0640	6002 Slide Road
			aba xxxxx2994	Lubbock, TX 79414
		9/19/2003	deposit routing	Jennifer Webb
			xxxx2299	806-785-6255 Fax 806-785-6262

588	Aero	BBVA Compass	xxxxxx3012	849 East Commerce Street, Suite 739
San Antonio TX, 78205
			deposit routing	Irene Flores
			xxxxx0547	Ph 210-475-9315 Fax 210-475-9328
tran code (903)
589	Aero	Frost	xxxxx4729	10915 Pecan Park Blvd.
Austin, TX 78750
aba#xxxxx0093
		10/17/2014	tran code (20)	Barbara Castleberry
Ph#512-393-5647
590	Aero	Huntington Bank	xxxxxx7837	6340 Frantz Road
Dublin, OH 43017
		10/20/2003	ach's & deposits	Lisa Thomas

26324798v5 244426.000003

			xxxx0024	Ph 614--480-0191 Fax 614-480-0193
tran code (920)
591	Aero	Bank of America	xxxxxx7643	474 N. Federick Avenue
			aba xxxxx0045	Gaithersburg, MD 20877
		9/12/2003		Gary Fennington
Ph 301-963-5360

592	Aero W	US Bank	xxxxxxxx9661	11333 SE 82nd Avenue ( main branch)
		Dec 05 rolled to TRECS	deposit routing	12000 SE 82nd Avenue Ste 2001 (mall branch)
			xxxxx0032	Portland, OR 97266
Hannah Brougnoli 503-275-4058 main branch
Ph 503-275-5535 mall branch
593	Aero	First Tennessee	xxxxx2090	2400 Memorial Blvd.
			ach aba#xxxxx0026	Kingsport, TN 37664
		open 2/13/2006	deposit routing	Ted Palaske
			xxxxx8042	fax 423-247-8035
423-230-4224
594	Aero	Suntrust Bank	xxxxxxxxx8008	402 Cox Creek Parkway
		9/26/2003	ach# xxxxx0104	Florence, AL 35630
			deposit routing	Judy Mcclure
			xxxxx0046	256-767-8585 Fax 256-767-8406

596	Aero	MidSouth Bank	xxx9774	3730 Ambassador Caffery Pkwy
			ach's & deposits	Lafayette, LA 70503
		10/31/2003	xxxxx3431	Nancy Venable
			tran code	337-291-4903 Fax 337-988-2891
131

26324798v5 244426.000003

597	Aero	Wachovia	xxxxx3216	4246 Plank Road
			aba xxxxx0219	Fredericksburg, VA 22407
		9/26/2003		Belinda Walker/Diana Foster
branch #540-785-6794

598	Aero	US Bank	xxxxxxxx9844	701 Saint Joseph Street ( main branch)
		Dec. 05 rolled to TRECS		Rapid City, SD 57701
			deposit routing	Carol Burgess
			xxxxx0032	Ph 605-394-2048
605 342-2141 mall branch
600	AeroW	Wells Fargo Bank	xxxxxx5845	66 W Springer Drive
			aba xxxxx0076	Highlands Ranch, CO 80129
		9/19/2003	deposit routing	Pat Barclay
			xxxxx0392	Ph 303-470-8908 Fax 303-791-2558

602	Aero	Trust Mark	xxxxxx2528	1108 E. County Line Rd.
Ridgeland, MS 39157
			aba & deposit routing#	Regina Carr
		3/4/2013	xxxxx0279

603	Aero	Bank of America	xxxxxx7795	1300 66th Street North
			aba xxxxx0045	St. Petersburg, FL 33710
		10/10/2003		Jeffrey Jackson

604	Aero	Union State Bank	xxxxx1105	3902 13th Avenue SW
Fargo, ND 58103
		10/31/2003	deposit routing	Missy Strike

26324798v5 244426.000003

			xxxx0576	Ph 701-281-1302 Fax 701-433-7305

605	Aero	Bank of America	xxxxxx7850	1720 East Fowler Avenue
			aba xxxxx0045	Tampa, FL 33612
		10/31/2003		Jack Jones
Ph 813-538-4901

606	Aero W	Bank of America	xxxxxx7724	971 Blossom Hill Road
			aba xxxxx0045	San Jose, CA 95123
		10/3/2003		Christine Espinoza
			open in kansas	Ph. 408-983-0588

608	Aero	Suntrust Bank	xxx-xxxxxx0183	4582 South Kirkman Road
			ach# xxxxx0104	Orlando, FL 32811
		10/31/2003	deposit routing	Stacy Spruce
xxxxx2152

609	Aero	Peoples United	xxxxx8880	17 Walker Street
Kittery, ME 03904
		7/16/2010	deposit routing	Louise Barsalou
			xxxxx2186	Ph 207-439-5020 Fax 207-439-1571

611	Aero	Wachovia Bank	xxxxxxxxx3216	2110 Oak Street
			aba xxxxx0219	Myrtle Beach, SC 29577
		3/17/2004		David Welborn
Ph 843-448-2686 Fax 843-448-6447

612	Aero W	Bank of America	xxxxxx8257	1210.S. Power Road

26324798v5 244426.000003

			aba xxxxx0045	Mesa, AZ 85206
		3/19/2004		Tamera Raleigh( branch ) Marsha Byler (national )
480-218-5145 888-852-5000 ext 4600

614	Aero	Wachovia	xxxxxxxxx3216	Wachovia Bank
		3/1/2005	aba xxxx9527	2800 West University Blvd
Wheaton, MD 20902
Attn: Craig Carver
Ph. 704-383-1582
615	Aero	Wachovia Bank	xxxxxxxxx3216	1919 US 1 South
			aba xxxxx0219	St. Augustine, FL 32086
		2/20/2004		Linda Wilson(branch) Benjamin Kehoe(biz bnker
Ph 904-824-7568 704-427-7092

618	Aero	Wachovia Bank	xxxxxxxxx3216	605 N. Berkeley Blvd.
			aba xxxxx0219	Goldsboro, NC 27534
		7/30/2004		Jim Malcolm
Ph 919-778-6062

619	Aero	BB & T Bank	xxxxxxxxx0320	2400 N. Salisbury Blvd.
Salisbury, MD 21801
		4/9/2004	deposit routing	Lauren Marshall
			xxxxx3308	Ph 410-860-0995 Fax 410-546-1688

620	Aero	Compass Bank	xxxx2706	2901 Capital of TX Hwy South
			ABA# xxxxx0547	Austin, TX 78746
		4/9/2004	deposit tickets	Tina Segoviano

26324798v5 244426.000003

			xxxxx0547	Ph 512-421-5841 Fax 512-421-5842

621	Aero	Bank of America	xxxxxxxx6030	2105 West Brandon Blvd.
			aba xxxxx0045	Brandon, FL 33511
		4/16/2004		Jennifer Lombard (branch ) Marsha Byler (national )
813-653-2235 888-852-5000 ext 4600

623	Aero	Bank of America	xxxxxxxx6043	1726 Country Club Road
			aba xxxxx0045	Jacksonville, NC 28546
		4/16/2004		Pamela Dufore (branch ) Marsha Byler (national )
910-355-4246 888-852-5000 ext 4600

624	Aero	Bank of America	xxxxxxxx5989	20005 Katy Fwy
			aba xxxxx0045	Katy, TX 77450
		4/16/2004		Michael Macias (branch ) Marsha Byler (national )
888-852-5000 ext 4600

625	Aero	First Citrus Bank	xxxx5201	13850 Sheldon Road
Tampa, FL 33626
		4/23/2004	ach & deposit# xxxxx4577	Karen Kling
			tran code (131)	Ph 813-926-5588 Fax 813-920-3814

626	Aero	Amarillo National	xxx4957	3390 Soncy
Amarillo, TX 79121

26324798v5 244426.000003

			ach & deposits	Missy Moore
		2/28/2012	xxxxx0958	Ph# 806-354-4045
Fax#806-354-4043
627	Aero W	Bank of America	xxxxxxxx6072	1775 Camino De La Reina
			aba xxxxx0045	San Diego, CA 92108
		4/23/2004		Trisha Phillips (branch ) Marsha Byler (national )
619-681-1886 888-852-5000 ext 4600

628	Aero	Bank of America	xxxxxxxx6085	825 Dulaney Valley Road, Ste 120
			aba xxxxx0045	Towson, MD 21204
		4/23/2004		Shonga Faust (branch ) Marsha Byler (national )
410-828-1668 888-852-5000 ext 4600

631	Aero	JP Morgan Chase	xxxxx0409	5977 W. Park Ave.
			aba xxxxx0137	Houma, LA 70364
		2/28/2011	deposit routing	Carlos Santiago
			xxxxx1024	Ph#212-552-8183
branch #985-876-7541
632	Aero W	Wells Fargo Bank	xxxxxx6842	7200 W. Alameda Avenue
			aba#xxxxx0076	Lakewood, CO 80226
		5/14/2004	deposit routing	Rhonda Doane
			xxxxx0392	Ph 303-937-3365 Fax 303-937-3390

634	Aero	Hancock Bank	xxx8837	2305 Highway 77
		Previously Peoples First Community Bnk	deposit routing	Panama City, FL 32405
		5/7/2004	xxxxx0220	Brnda Parker

26324798v5 244426.000003

			tran code (20)	Ph 850-770-9060 Fax 850-769-3603
Branch # 850-769-5261
635	Aero	Capital One	xxxxxx3535	814 Jordan Street
Shreveport, LA 71104
		bank name was changed	deposit routing	Beverly(branch) Tammy Ptrats(national)
		5/1/2006	xxxxx0090	Ph 318-674-2523, 504-533-2905 Fax 504-533-5344

637	Aero W	Tri Counties Bank	xxxxx6746	1950 E. 20th Street, Ste 725
			aba xxxxx5045	Chico, CA 95928
		4/30/2004		Ken Sorbis or Roy Palomino
Ph 530-898-0370 Fax 530-898-0375
Mgr. Melanie Bassett
638	Aero W	Bank of America	xxxxxxxx2773	2940 S. Glenstone
Springfield, MO 65804
			aba# xxxxx0045	Anute Boonyachai
		4/17/2012		Ph# 1-800-657-9533 ext# 50657
branch#417-227-6118
640	Aero	TD Bank	xxxxxx7697	3850 S. Delsea Drive
			aba xxxxx1360	Vineland, NJ 08360
			deposit routing	Stephanie Walkman
			xxxx0136	Ph 856-327-5276 Fax 856-327-6215

641	Aeo W	US Bank	xxxxxxxx9679	1520 Briargate Blvd.
		Dec 05 rolled to TRECS	deposit routing	Colorado Springs, CO 80920
			xxxxx0032	Mary Koch
Ph719-528-3525 Fax 719-531-6746

26324798v5 244426.000003

642	Aero	Regions	xxxxx2430	Paddock Park
3232 SW College Rd.
			aba#xxxxx0019	Ocala, FL 34470
		2/2/2014		Gracious Washington
#205-264-5158
644	Aero	Wells Fargo	xxxxxx5797	4302 E. Towne Blvd.
			ach#xxxxx0076	Madison, WI 53704
		8/8/2011	deposit routing	Pat Barclay
			xxxxx0392	Ph#303-470-8908
646	Aero	Star Financial	xxxxx3978	1708 East Markland Ave
		3/23/2005		Kokomo, IN 46901
			deposit routing	Amy McKane
			xxxxx1672	tel: 765-868-3825
tran code (49)
647	Aero W	First Bank of Colorado	xxxxxx1323	10403 W. Colfax Avenue
Lakewood, CO 80215
		6/25/2004	deposit routing	Rachael Miller
			xxxxx5047	Ph 303-235-1155 Fax 303-235-1193

649	Aero	Vantus	xxxxxx1161	6260 Mills Civic Pkwy
West Des Moines, IA 50266
		2/27/2009	deposit routing	Tim #515-422-5138 fax#515-422-5135
			xxxxx0640	branch #515-422-5136

650	Aero	Bank of Oklahoma	xxxxx0652	3550 West Main Street
Norman, OK 73072
		10/15/2004	deposit routing	Aaron Greer

26324798v5 244426.000003

			xxxxx0036	Ph 405-366-3637, 366-3600 Fax 405-366-3608
Direct Pho: 405-272-2495
651	Aero	Premier Bank	xxxxx1121	11055 61st Street NE
			deposit routing	Alberville, MN 55301
		3/19/2004	xxxxx1018	Deb Hackenmueller
			tran code (20)	Ph 763-497-8224 Fax 763-497-8048

652	Aero W	Chase	xxxxx8851	7675 West Bell Road
			ach#xxxxx0024	Peoria, AZ 85382
			deposit routing	Karen Barnes
			xxxxx1025	Ph 602-589-4160 Fax 602-589-3364

653	Aero	PNC Bank		611 Lighthouse Place
			ABA #	Michigan City, IN 46360
			xxxx0096	Kathy Kindelan
			new for 2010	Ph 219-874-9752 Fax 219-873-2271
		10/3/2011	deposit routing #
xxxx0120
654	Aero W	Wells Fargo Bank	xxxxxx5878	4180 Bonita Road
Bonita, CA 91902
		10/8/2004	deposit routing	Chantell Ballesteros
			xxxxx0392	Ph 619-479-1756

657	Aero	Bank of America	xxxxxxxx6111	1550 W. Bay Area Blvd.
			aba xxxxx0045	Friendswood, TX 77546
		4/30/2004		Rosalyn Dikes (branch ) Marsha Byler (national )

26324798v5 244426.000003

888-852-5000 ext 4600

658	Aero	Bank of America	xxxxxxxx6140	1410 Parham Road
			aba xxxxx0045	Richmond, VA 23229
		5/14/2004		Pamela Langfitt(branch ) Marsha Byler (national )
			kansas	804-754-0760 888-852-5000 ext 4600

659	Aero	Bank of America	xxxxxx6839	2450 W. Algonquin Road
		5/20/2005	aba xxxxx0045	Lake in the hill, IL 60156

660	Aero W	Bank of America	5090166195	12816 E. Sprague Avenue
			aba 101100045	Spokane, WA 999214
		5/28/2004		Shelley Allen(branch ) Marsha Byler (national )
509-353-6026 888-852-5000 ext 4600

661	Aero	JP Morgan Chase	xxxxx5898	2310 Colorado Blvd.
			ach# xxxxx0614	Denton, TX 76205
		5/28/2004		Brad Cain
			deposit routing	Ph 940-381-7475 Fax 940-381-7410
xxxxx1023
662	Aero	Regions Bank	xxxxxx2342	2000 Richmond Road
			aba xxxxx0109	Texarkana, TX 75503
		6/4/2004		Pat Son
			deposit routing	Ph 903-832-2551 Fax 903-223-5050

26324798v5 244426.000003

xxxxx6660
663	Aero	Bank of America	xxxxxxxx3787	1801 Richmond Road
			aba xxxxx0045	Williamsburg, VA 23185
		10/1/2004	deposit slips aba	Stacey Castruita (branch ) Teresa Wallweber(national )
		open in kansas	xxxxx0106	757-259-5481 888-852-5000 ext 4601

665	Aero	Bank of America	xxxxxxxx6182	4364 State Road 7
			aba xxxxx0045	Lake Worth, TX 33467
		5/58/04		Dev Bhandary(branch ) Marsha Byler (national )
			kansas	561-642-4426 888-852-5000 ext 4600
clark american 800-355-4691
667	Aer W	Bank of America	xxxxxxxx7051
			ACH ABA# xxxxx0045	12682 Amargosa Rd.
		2/4/2008	deposit routing	Victorville, CA 92392
xxxxx0106

671	Aero	Regions	xxxx0930	1993 N. Highland Ave.
Jackson, TN 38305
			deposit & ach# routing	Terrell Parker
		merged AmSouth 12/7/07	xxxxx0017	Ph. 731-984-6000
Fax. 731-668-4827
672	Aero	Citizens Bank & Trust	xxx9053	7288 North West 87 Terrace
Kansas City, MO 64153
			ach & deposit routing	Raquel Leon Johnson
		10/31/2011	xxxxx1396	Ph#816-505-7001
branch #816-587-4332

26324798v5 244426.000003

673	Aero W	Bank of America	xxxxxxxx6292	2708 Ming Avenue
			aba xxxxx0045	Bakersfield, CA 93304
		6/25/2004		Erin Bedford(branch ) Teresa Wallweber(national )
661-395-2020 888-852-5000 ext 4601

675	Aero	I B C Bank	xxxxxx5699	6301 NW Loop 14, Ste. Q-14
San Antonio, TX 78238
		9/10/2004	deposit routing	Isabel Bravo
			xxxxx3284	Ph 210-369-2910 Fax 210521-8044
tran code (131)
676	Aero	Chase Bank	xxxxx4257	320 N. New Road
Waco, TX 76710
			deposit routing	Carole Gallagher
			xxxxx0614	Ph 254-776-9500

677	Aero	Astoria Federal Savings Bank	xxxxxx7899	102 Broadway Mall
			deposit routing	Hicksville, NY 11801
		10/29/2004	xxxxx2815	Christina Smith
Ph 516-681-4000 Fax 516-681-4017
679	Aero	Wachovia	xxxxxxxx3216	1970 West New Haven Avenue
			aba xxxxx0219	Melbourne, FL 32904
		9/24/2004		Charlotte Hutchinson
Ph 321-984-7467 Fax 321-984-3417

680	Aero	BB & T Bank	xxxxxx0090	1809 Greenbrier Parkway
			deposit routing	Chesapeake, VA 23320

26324798v5 244426.000003

		10/1/2004	xxxxx4260	Crystal Crawford
			tran code (13)	Ph757-523-4462 Fax 757-523-4469

681	Aero	Bank of America	xxxxxxxx3745	13355 Noel Road, Ste. 100
			aba xxxxx0045	Dallas, TX 75240
		9/24/2004		Conrad Mendoza(branch ) Teresa Wallweber(national )
972-716-5800 888-852-5000 ext 4601

682	Aero	Bank of America	xxxxxxxx6441	3321 NW Federal Highway
			aba xxxxx0045	Jensen Beach, FL 34957
		7/23/2004		Lee Monroe(branch ) Teresa Wallweber(national )
			open in kansas	772-692-7821 888-852-5000 ext 4601

683	Aero	First National Bank	xxx3593	2400 W. Grand River
Howell, MI 48843
		7/30/2004	deposit routing	Kevin Morrow
			xxxxx0550	Ph 517-540-6299 Fax 517-548-7368
Mc Bee deposit slips 248-553-8134 Nancy
684	Aero	Bank of America	xxxxxxxxx8719	1901 Tamiami Trail North
Naples, FL 34102
			aba#xxxxx0045	Anute Boonyachai
		10/30/2010		Ph# 1-800-657-9533 ext# 50657
branch #239-436-3533
685	Aero	First Bank & Trust	xxxxx3497	244 Eisenhower Drive
Biloxi, MS 39531

26324798v5 244426.000003

			ach & deposit routing#	Nancy Hudson
		3/25/2014	xxxxx2289	Ph# 228-385-3450

686	Aero	Chase Bank	xxxxx5468	Ph 903-534-4231
		3/1/2007		Fax 903-581-9460
			deposit routing	Shauna Pate
xxxxx0614

687	Aero	US	xxxxxxxx6627	4056 Highway 54
			ach#xxxxx0848	Osage Beach, MO 65065
			deposit routing	chad
		11/29/2010	xxxxx0032	Ph 573-348-1705
call account manager Becky Matthews
688	Aero	Wells Fargo	xxxxxx5854	Pat Barclay
			ach# xxxxx0076	Ph# 303-470-8908
		10/28/2011	deposit routing	fax# 303-791-2558
		combo with #3281	xxxxx0392
689	Aero	Bancorp South	xxxx2781	4359 Mall Drive
		3/2/2005	aba xxxxx1278	Tupelo, MS 38802
Britni Beasley
			deposit routing	Ph. 662-678-8000
xxxx0000
690	Aero	M & T Bank	xxxxx1658	17301 Valley Mall Drive
			aba xxxxx0113	Hagerstown, MD 21740
		10/29/2004	deposit routing	Nancy McKenzie
			xxxxx0033	Ph 301-790-6916 Fax 301-852-0213

691	Aero	Bank of America	xxxxxxxx3651	29 Blanding Blvd.
			aba xxxxx0045	Orange Park, FL 32073

26324798v5 244426.000003

		9/10/2004		Sharon Davis (branch ) Teresa Wallweber(national )
904-269-1770 888-852-5000 ext 4601

692	Aero	Bank of America	xxxxxxxx3716	685 Sunland Park Drive
			aba xxxxx0045	El Paso, TX 79912
		9/17/2004		Christina Trevizo (branch ) Teresa Wallweber(national )
			kansas	915-833-6003 888-852-5000 ext 4601

693	Aero	Arvest Bank	xxxx2161	4201 N. Shailoh Drive
			xxxxx0872	Fayetteville, AR 72703
		7/30/2004	deposit routing	Joe Dimaggio
			xxxxx0001	Ph 479-444-5612 Fax 479-444-5620

694	Aero W	First National Bank of Colorado	xxxxx1617	615 Interlocken Blvd.
			aba xxxxx1960	Broomfield, CO 80021
		effective 10/1/2004	deposit routing	April Vendegna
			xxxx1003	Ph 303-544-7999
Branch 720-566-6060
695	Aero	Wachovia	xxxxxxxxx3216	Wachiova consolidated accts
		11/1/2005	xxxx0219	For questions call Judy Goncalves at Wachovia
800-590-7868

696	Aero	BB & T Bank	xxxxxx4581	1425 Seminole Trail
Charlottesville, VA 22901

26324798v5 244426.000003

		9/17/2004	deposit routing	Tracey Travillian
			xxxxx4260	Ph 434-975-3491 Fax 434-973-8604
tran code (13)
697	Aero	I B C Bank	xxxxxx6794	5085 Westheimer Ste. 4640
Houston, TX 77056
		9/17/2004	ach's & deposit routing	Thomas Frausto
			xxxxx0861	Ph 713-285-2294 Fax 713-439-0633
tran code (131)
698	Aero	Bank of America	xxxxxxxx3703	9225 Baymeadows Road
			aba xxxxx0045	Jacksonville, FL 32256
		9/24/2004		James Bridgewater (branch ) Teresa Wallweber(national )
904-731-4600 888-852-5000 ext 4601

699	Aero	Bank of America	xxxxxxxx3693	12381 West Sunrise Blvd.
			aba xxxxx0045	Plantation, FL 33323
		10/1/2004		Angela Plummer (branch ) Teresa Wallweber(national )
			kansas	954-915-0940 888-852-5000 ext 4601
Clark American 800-234-6147
700	Aero	US Bank	xxxxxxxx9869	3410 S. 143rd Plaza
		Dec 05 rolled to TRECS		Omaha, NE 68144
			deposit routing	Mary Sumpter
			xxxxx0032	Ph 402-334-3603 Fax 402-334-3636

701	Aero	JP Morgan Chase	xxxxxxxx7365	2430 Highway 6 South
Sugar Land, TX 77479

26324798v5 244426.000003

			deposit routing	Sergio Babba
			xxxxx1023	Ph 281-269-7306 Fax 281-269-7312

705	Aero	Bank of America	xxxxxxxx3758	6605 Uptown Blvd.
			aba xxxxx0045	Albuquerque, NM 87110
		9/24/2004		Lee Gurule (branch ) Teresa Wallweber(national )
505-282-3030 888-852-5000 ext 4601

707	Aero	First Bank of Tenneessee	xxxxx5526	2301 E. Andrew Johnson Hwy
		effective 05/10/05		Morristown, TN 37814
			deposit routing	Nancy Carpenter
			xxxxx1324	Tel. 423-586-8021

708	Aero	Bank of America	xxxxxxxx3774	105 N. Congress Avenue
			aba xxxxx0045	Boynton Beach, FL 33426
		10/1/2004		Hazel Scalise (branch ) Teresa Wallweber(national )
561-742-9092 888-852-5000 ext 4601
711	Aero W	Bank of America	xxxxxxxx3826	13008 N. Tatum Blvd.
			aba xxxxx0045	Phoenix, AZ 85032
		10/29/2004		Bill Coulter (branch ) Teresa Wallweber(national )
602-569-4029 888-852-5000 ext 4601

712	Aero	Liberty Bank	xxxxx7209	8 East Main Street
Clinton, CT 06413
		10/8/2004	deposit routing	Heather Downie

26324798v5 244426.000003

			xxxxx0282	Ph 860-669-5773 Fax 860-669-4353
			tran (12)	1-888-570-0773
713	Aero	Main Source Bank	xxxxx1126	3880 West Presidential Way
Edinburgh, IN 46124
		10/8/2004	deposit routing	Elisa Walter
			xxxxx3308	Ph 812-526-0551 Fax 812-526-0581
tran code (02)
716	Aero	Monroe Bank & Trust	xxxxx3284	2121 N. Monroe Street, Ste. 131
			deposit routing	Monroe, MI 48162
		10/29/2004	xxxxx2157	Stacey Navarre
		secret code AERO		Ph 734-241-3431 Fax 734-242-5790
717	Aero W	Bank of America	xxxxxx3457	9717 Foothill Blvd.
		3/2/2005	aba xxxxx0045	Rancho Cucamanga, CA 91730
Matt Keever
Ph. 909-483-8176

718	Aero	Capital One	xxxxxx5890	7101 Democracy Blvd.
		1/26/2005		Bethesda, MD 20817
deposit routing
			xxxxx1981	Ph. 301-365-5100
tran code (01)
719	Aero	Harris	xxxxxx9395	2505 N Farnsworth Ave
Aurora, IL 60504
		merged 10/1/10	deposit routing	Zach Bebee
			xxxx-0029	630-862-2474 - Branch 312-461-6730
fax: 630-862-2489

26324798v5 244426.000003

720	Aero	Wrentham Cooperative Bank	xxxx6470	102 South Street
		3/10/2005		Wrentham, MA 02093
			deposit routing	Sarah Giovanucci
			xxxxx1939	Ph. 508-384-6101

721	Aero	Bank of America	xxxxxx6596	4545 14th St. W
		3/23/2005		Bradenton, FL 34205
			aba xxxxx0045	Kathy Cannavino
Ph. 941-751-6595

722	Aero	Citizens Bank	xxxxxx3674	Route 611 & 715
		3/2/2005		Tannersville, PA 18372
			deposit routing	Shawn
			xxxxx6150	Ph. 570-629-1631
fax. 570-629-8757
723	Aero W	Bank of America	xxxxxx3444	200 Kentucky St.
		3/9/2005	aba xxxxx0045	Petaluma, CA 94952
Robin Edwards
Ph. 707-769-2850

724	Aero	JP Morgan Chase	xxxxxx5382	2203 Memorial Drive
			aac# xxxxx0137	Alexandria, LA 71301
			deposit routing	James White
			xxxxx1024	Ph. 318-448-6389

725	Aero	Wachovia Bank	xxxxxxxxx3216
		7/1/2005	xxxx0219

26324798v5 244426.000003

726	Aero	Chase Bank	xxxxx1107	250 W. Garfield Rd
		3/23/2005		Aurora, OH 44202
			deposit routing	Stacy Famageltto
			xxxxx0037	Ph. 330-562-7115

727	Aero	Bank of America	xxxxxx6664	1255 Lake Woodland Drive
		3/30/2005	aba xxxxx0045	The Woodlands, TX 77380
Katrina Johnson
Ph. 281-362-4200

728	Aero	IBC Bank	xxxxxx9854	2200 S. 10th Street
		3/23/2005		McAllen, TX 78502
			deposit routing	Jaime Vargas
			xxxxx7623	Ph. 956-688-3670
			tran code (131)	aba # for ach's 114-902-528
729	Aero	Bank of America	xxxxxx6583	12011 Kee Jackson Hwy
		3/23/2005	aba xxxxx0045	Fairfax, VA 2033
Eva Seifert
Ph. 703-277-3230

730	Aero W	Wells Fargo Bank	xxxxxx6798	826 3rd Avenue
		3/23/2005	ach#xxxxx0247	Chula Vista, CA 91910
			deposit routing	Luis Lopez
			xxxxx0392	619-426-0622

731	Aero W	Bank of America	xxxxxx6648	222 W. Main Street
		3/23/2005	aba xxxxx0045	Medford, OR 97501
Maria Holloway
Ph. 541-722-3384

732	Aero W	Washington Federal	xxxxxx0368	421 North Cole Rd.

26324798v5 244426.000003

Boise, ID 83704
			aba#xxxxx0980	Kristin Mower
		12/13/2013	deposit routing	Ph#208-323-8700
xxxxx0085
733	Aero	Capital One	xxxxxx8054	3050 Severn Ave.
Metairie, LA 70002
			deposit routing	Tammy or Drew Booth
			xxxxx0090	Tel. 504-533-2905
Fax. 504-533-5344
734	Aero	Wachovia	xxxxxxxxx3216	4325 Glenwood Ave
		10/7/2007	xxxxx0219	Raleigh, NC 27612
Alicia Keisler
Ph. 919-829-6657

735	Aero W	Bank of America	xxxxx6635	4801 W. Charleston Blvd
		3/23/2005	aba xxxxx0045	Las Vegas, NV 89107
Merling Arias
Ph. 702-654-4310

736	Aero W	Wells Fargo Bank	xxxxxx6780	Galleria at Tyler Mall
		3/23/2005	ach#xxxxx0247	3765 Tyler Street
			deposit routing	Riverside, CA 92503
			xxxxx0392	JP Bouchereau
951-343-3860
737	Aero	IBC Bank	xxxxxx6711	2370 N. Expressway, Ste. 7222
		6/24/2005	ach & deposit	Brownsville, TX 78526
			xxxxx1580	Ruth Parga de Arguello or Melissa
			tran (131)	Tel. 956-547-1382 or 1380
Fax. 956-574-9596
738	Aero	Columbus Bank & Trust	xxxxxx7596	3261 Manchester Expressway

26324798v5 244426.000003

		3/23/2005	ach# xxxxx0606	Columbus, GA 31909
			deposit routing	Sandra Wilkoff
			xxxx8888	Ph. 706-649-2715
fax#706-649-4800- #706-644-4800
739	Aero	M & T Bank	xxxxxx4164	23 Lake Street
		7/15/2005	xxxx0046	Monroe, NY 10950
Maribel
			deposit routing	845-782-8101
xxxxx0020
740	Aero	PNC Bank	xxxxxx2365	3400 Atlantic Ave.
		5/11/2005	aba xxxxx7607	Atlantic City, NJ 08401
Tel. 609-343-6702 (updated 4/19/12)
deposit routing #
		10/3/2011	xxxx-6020

741	Aero W	Bank of America	xxxxxx6716	201 E. San Ysidro Blvd.
		4/27/2005	aba xxxxx0045	San Ysidro, CA 92173
Tel. 619-662-6423
combo store with P.S. #3215
same account
742	Aero	Wells Fargo	xxxxxx6919	I-94 Woodbury
		9/15/2005	ach# xxxxx0247	9882 Norma Lane
			deposit routing	Woodbury, MN 55125
			518200392	Ph. 651-205-8310
Christina Skar
744	Aero W	Wells Fargo Bank	xxxxxx6800	1175 S. State St.
		5/2/2005		Orem, UT 84097
			deposit routing	Daron Stealey

26324798v5 244426.000003

			xxxxx0392	Ph. 801-426-5529
Fax. 801-226-0734
745	Aero W	Wells Fargo Bank	xxxxxx6826	66 W. 1200 S.
		5/2/2005		Provo, UT 84601
			deposit routing	Tel. 801-377-1397
xxxxx0392

746	Aero W	Citibank	xxxxx8483	44480 Town Center Way
		3/30/2005	deposit routing	Palm Desert, CA 92260
			xxxx1028	Angel Mendez
			tran code (28)	Ph. 760-346-4128
747	Aero W	Wells Fargo	xxxxxx5789	11 E. Ponderosa Dr.
			ach#xxxxx0076	Camarillo, CA 93010
			deposit routing	Pat Barclay
		8/8/2011	xxxxx0392	Ph#303-470-8908

748	Aero	Wells Fargo	xxxxxx5886	6175 Gateway West
			ach#xxxxx0076	El Paso, TX 79925
		8/30/2009	deposit routing	Pat Barclay
			xxxxx0392	Ph#303-470-8908
749	Aero	Wachovia	xxxxxxxxx3216	8300 Medical Plaza Dr.
		12/9/2005	vcb?`	Charlotte, NC 28216

750	Aero	PNC Bank	xxxxxx2151	3517 Nicholasville Road
Lexington, KY 40503
			deposit routing	Aakesh Patel
			xxxxx0096	Ph. 859-281-5456
		10/3/2011	deposit routing #	Fax. 859-281-5459
			xxxx0120	800-669-1518 Treasury Erica (valid.dep.tick)

26324798v5 244426.000003

751	Aero	Bank of America	xxxxxxxx7095	80 Mountain Rd.
Glen Burnie, MD 21060
			ach#xxxxx0045	Tracey Popoola
		11/30/2009		Ph# 800-657-9533 ext#53553

752	Aero	Wachovia Bank	xxxxxxxxx3216	Four S. Main Str
		10/27/2006	xxxxx0219	Coopersburg, PA
610-282-3012

753	Aero W	Wells Fargo Bank	xxxxxx6869	140 Great Mall Drive
		3/9/2005	aba# xxxxx2882	Milpitas, CA 95035
			deposit routing	Bree Philpott
			xxxxx0392	Ph. 408-934-9625

754	Aero	Bank of America	xxxxxxxx2149	2600 W. Bigbeaver
Troy, MI 48084
		2/2/2009	aba#xxxxx0106	Jean Pemper
			ach#xxxxx0045	Ph#800-654-8503 ext 5760 fax#617-235-2580

755	Aero	Ameris	xxxxxx4841	2627 Dawson Road
Albany, GA 31707
			aba#xxxxx1754	Debbie Dominey
		6/15/2015		Ph. 229-616-6167
Kathy Turner #229-446-2564
756	Aero	BB & T Bank	xxxxxx7282	2286 N. Dave Lyle Blvd
		3/23/2005		Rock Hill, SC 29730
			deposit routing	Eric Bowers
			xxxxx1607	Ph. 803-366-3144
tran code (13)
26324798v5 244426.000003

757	Aero W	Farmers' State Bank	xx4978	4444 1st Ave.
		9/30/2005		Cedar Rapids, IA 52402
			deposit routing	Joan Ironside
			xxxxx1676	Ph. 319-395-0201
			tran code (010)	Fax. 319-294-6679
758	Aero	Wachovia Bank	xxxxxxxxx3216	Citadel Mall Financial Center
		3/16/2005	aba xxxxx0219	828 Orleans Rd
Charleston, SC 29407
Craig Carver
Ph. 843-724-5184
759	Aero	Bank of America	xxxxxx6703	826 Belmont St.
		4/27/2005	aba xxxxx0045	Brockton, MA 02301
Tel. 800-841-4000

760	Aero W	Wells Fargo Bank	xxxxxx2028	2334 Central Ave.
		3/23/2005	aba xxxxx0247	Billings, MT 59102
			deposit routing	JP Bouchereau
		store closed 6/30/15 need to reconcile before closing	xxxxx0394	Ph. 406-652-8288
761	Aero W	Bank of America	xxxxxx6143	2225 Quimby Road
		9/9/2005	aba xxxxx0045	San Jose, CA 95122
Veronica Rubio or Mary Diaz
408-223-4481 fax. 408-971-5396
762	Aero	PNC	xxxxxx2886	1366 Mall Run Road
			aba#xxxxx0096	Uniontown, PA 15401
Suan Lee

		10/3/2011	deposit routing #
			xxxx0120	tel: 724-438-3400

26324798v5 244426.000003

763	Aero	United Bank	xxxxx04419	84 Crossroads Mall
		3/23/2005	deposit routing	Mt. Hope, WV 25880
			xxxxx0395	Matthew Whitener
Ph. 304-256-7280

764	Aero	Bank of America	xxxxxx6619	1401 N. University Drive
		3/23/2005	aba xxxxx0045	Coral Springs, FL 33071
Sonia Canova
Ph. 954-341-0104

765	Aero	Regions	xxxx7865	1000 Turtle Creek Drive
			ach# xxxxx5690	Hattiesburg, MS 39402
			deposit routing	Tel. 601-261-4270
		merged AmSouth 12/7/07	xxxxx5436	Hunter Russum

767	Aero	American Bank	xxxx7630	676 W. Johnson St
		3/23/2005		Fond Due Lac, WI 54935
			ach & deposit routing	Diana Dehnel
			xxxxx1768	Ph. 920-922-9292

768	Aero W	Bank of America	xxxxxx6130	4002 Tacoma Mall Blvd.
		9/9/2005	aba xxxxx0045	Tacoma, WA 98409
Susan Bungert or Rowena Ly
Ph. 253-305-3145
Fax. 253-305-3148
770	Aero	Chase Bank	xxxxx9154	4430 Labon Drive, Suite 346
		9/30/2005		Garland, TX 75040
			deposit routing	James W. Jennings
			xxxxx1023	Ph. 972-530-3449 or 877-226-5663
Fax. 972-530-4194

26324798v5 244426.000003

771	Aero W	Wells Fargo Bank	xxxxxx6818	890 W. Riverdale Rd
		5/2/2005	aba# xxxxx2971	Ogden, UT 84405
			deposit routing	tel. 801-626-9761
xxxxx0392

772	Aero	US Bank	xxxxxxxx0469	10959 Parallel Ave.
		Dec 05 rolled to TRECS		Kansas City, KS 66109
			deposit routing	Amy Hrabe
			xxxxx0032	Ph. 913-334-9811
Fax. 913-334-9163
773	Aero	IBC Bank	xxxxxx6791	130 East Travis St.
		9/29/2005		San Antonio, TX 78205
			deposit routing	David Solis
			xxxxx3284	210-369-2943
tran code (131)
775	Aero	Bank of America	xxxxxx6842	5780 20th Street
		6/10/2005	aba xxxxx0045	Vero Beach, FL 32966
Soula Planker
Ph. 772-564-8181
Fax. 772-569-2014
776	Aero	Chase Bank	xxxxx1133	350 Gause Blvd.
		7/29/2005		Slidell, lA 70458
			ach's & deposits	Michelle Lingston
			xxxxx1024	Ph. 985-847-0501
			tran code (20)	Fax. 985-649-6451
777	Aero W	Bank of America	xxxxxx6318	19240 Northhoff St.
		10/28/2005	aba xxxxx0045	Northridge, CA 91324
Dennis Mata
Ph. 818-885-4052
Fax. 818-885-4128

26324798v5 244426.000003

778	Aero W	Wells Fargo Bank	xxxxxx6814	5120 Moreno St
		23-Mar	aba xxxxx0247	Montclair, CA 91763
			deposit routing	JP Bouchereau
			xxxxx0392	Ph. 909-621-2900

779	Aero	American National Bank	xxxxxx9901	628 Main Street
		9/9/2005	aba xxxxx1027	Danville, VA 24541
			deposit routing	Linda Moore
			xxxx1010	Ph. 434-773-2219 or 2298
Fax. 434-799-3368
780	Aero W	Wells Fargo Bank	xxxxxx6822	200 B. Street
Santa Rosa, CA 95401
			deposit routing	JP Bouchereau
			xxxxx0392	Ph. 707-584-3114

781	Aero W	Bank of America	xxxxxx4964	100 N Broadway
		4/21/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
782	Aero W	Key Bank	xxxxxxxx7483	999 N. Hill Field Rd
		5/11/2005		Layton, UT 84041
			ach & deposit routing	Tel. 801-544-2834
			xxxxx0737	Tiffany Gilbraith

783		US Bank	xxxxxxxx0477	14111 E Alameda Ave
		7/29/2005	aba#xxxx0021	Aurora, CO 80012
			deposit routing	Clara Gonzalez
			xxxxx0032	303-344-1331
784	Aero	Bancorp South	xxxx7379	7125 Airways Blvd.
Southaven, MS 38671

26324798v5 244426.000003

			deposit routing	Patricia Faught
			xxxx-0000	(662) 349-5516

785	Aero	REGIONS BANK	xxxxxx4580	30083 Woodrow Lane
		2/3/2006	aba xxxxx5690	Daphne, AL 36527
			deposit routing	Contina Woods
			xxxxx6660	Ph. 251-431-8114
Fax. 251-431-8115
786	Aero	United Community Bank	xxxxxx9603
deposit routing
			xxxxx2843	Tiffany Jeannette
			tran code (009)	706-378-2225 (fax 706-378-2295)
787	Aero	Bank of America	xxxxxx0072	100 N Broadway
			aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
788	Aero W	Bank of America	xxxxxx6334	1234 So. Baldwin Ave.
		9/23/2005	aba xxxxx0045	Arcadia, CA 91007
Edgar Chacon or Sylvia Evans
Ph. 626-578-5898
Fax. 626-578-5500
789	Aero W	Bank of America	xxxxxx0069	100 N Broadway
Wichita, KS 67202
Ph. 888-852-5000
790	Aero	BankNorth, NA	xxxxxx3937	Bank of New Hampshire
		Bank of New Hampshire	aba xxxxx0071	1249 Eastman Road
		5/11/2005	deposit routing	North Conway, NH 03860
			xxxx1020	Tel. 603-356-6397
Chriss Butts
791	AeroW	Bank of America	xxxxxx0357	100 N Broadway

26324798v5 244426.000003

		5/23/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000

792	Aero W	Bank of America	xxxxxx6729	36900 Newark Blvd.
		4/27/2005	aba xxxxx0045	Newark, CA 94560
Tel. 510-226-2780

793	Aero W	Bank of America	xxxxxx6871	2200 W. Warm Springs Road
			aba xxxxx0045	Las Vegas, NV 89019
Tel. 702-654-6339

794	Aero W	Bank of America	xxxxxx6910	8815 Quil Ceda Blvd
		7/22/2005 changed to 07/08/05	xxxxx0045	Tulalip, WA 98271
Angela Gothard/ Mike Peek
360-653-3467

795	Aero W	Bank of America	xxxxxx6855	1120 Texas Street
			aba xxxxx0045	Fairfield, CA 94533
Tel. 707-438-2604

796	Aero W	Bank of America	xxxxxxxx2359	503 W. Benjamin Holt Dr.
Stockton, CA 95207
		1/30/2012	aba#xxxxx0045	Anute Boonyachai
Ph# 1-800-657-9533 ext# 50657

797	Aero	BB & T Bank	xxxxxx3508	2500 E. Walnut Ave.
		6/24/2005		Dalton, GA 30721

26324798v5 244426.000003

			ach & deposit routing	Rebecca Hudson
			xxxxx3415	ph# 706-217-3931
fax# 706-217-3939
798	Aero	Texas Bank & Trust	xx3825	3622 McCann
		6/24/2005		Longview, TX 75605
			deposit routing	Tammy Gage
			xxxxx3238	Ph. 903-237-5500
			tran code (39)	Fax. 903-234-4620
800	Aero	United Community Bank	xxxxxx6916	Hwy 53 West
Dawsonville, GA 30534
			deposit routing	Tel. 706-265-3232
xxxxx2843
tran code (009)
801	Aero	IBC Bank	xxxxxx3098	10 Central Mall
		7/1/2005		Lawton, OK 73501
			deposit routing	Lawrell Sparkman
			xxxxx2793	580-250-4127
store closed 6/30/15 need to reconcile before closing
802	Aero	PNC Bank	xxxxxx1912	2010 Pitsburgh Blvd.
		11/23/2005	aba xxxxx0012	Tarentu, PA 15084
			dep tickets aba xxxx3020	Tel. 724-274-1100
		10/3/2011	deposit routing #
xxxx-3020
803	Aero	Capital One	xxxxxx7880	313 corondelet St., 6th fl
			aba xxxx0090	New Orleans, LA 70130
		bank name was changed		Tammy W. Prats
		5/1/2006	deposit routing	504-533-2905
			xxxxx0001	800-562-9007 x 32905

26324798v5 244426.000003

804	Aero	Harris Bank	xxxxxx7924	2609 East Main Street
		5/12/2007		Plainfield, IN 46168
			deposit routing	Jim O' Bold
			xxxxx3233	Ph 317 839-3501 Ex 34
Fax 317-839-3944
805	Aero	Bank of America	xxxxxx6305	1550 S. Clyde Morris Blvd
		10/28/2005	aba xxxxx0045	Daytona Beach, FL
Brian Hills or Debbie Long
Ph. 386-238-0079
Fax. 386-239-0859
806	Aero W	Wells Fargo	xxxxxx5667	2700 North Main St.
			aba xxxxx0248	Santa Ana, CA 92705
			checking routing#	Karen Singletary
		1/11/2013	xxxxx0392	Ph#404-214-1432

807	Aero	IBC, Inc.	xxxxxx7115	6909 NE Loop 1604, Suite 01
		9/16/2005	ach's & deposit routing	San Antonio, TX 78247
			xxxxx3284	Christina Hernandez
			tran code (131)	Ph. 210-369-2922
Fax. 210-651-3462
808	Aero	South Carolina Bank & Trust	xxxxx2685	1328 Fording Island Road
		10/5/2005	aba xxxxx0983	Bluffton, SC 29910
Attn: Jenette Ariyibi
Ph. 843-837-2100

809	Aero	Regions	xxxxxx5439	178 Paul Huff Pkwy
			ach# xxxxx0019	Cleveland, TN 37312
			deposit routing	LeeAnn Owenby
		merged AmSouth 12/7/07	xxxxx0017	Ph. 423-479-9661
Fax. 423-472-2572

26324798v5 244426.000003

810	Aero	Chase Bank	xxxxx3964	6400 Grand Ave
		10/28/2005		Gurnee, IL 60031
			deposit routing	Ph. 847-782-3680
			xxx xx0013	Fax. 847-855-0279
Nanette Brown
811	Aero W	Bank of America	xxxxxx6350	4201 N. Oracle Road
		9/30/2005	aba xxxxx0045	Tucson, AZ 85705
Cecilla Johnson or Andy Chasteen
PH. 520-408-6550
Fax. 520-690-1521
812	Aero W	Bank of America	xxxxxx6363	18641 S. Gridley Road
		10/28/2005	aba xxxxx0045	Cerritos, CA
Rod Hernandez or Snny Chauhan
Ph. 562-403-6252
Fax. 562-403-6254
813	Aero W	Chase Bank	xxxxx9479	10620 South State Street
		12/20/2005	aba# xxxxx1545	Sandy, UT 84070
Ph. 801-481-5551
deposit routing
xxxxx1027
814	Aero	Bank of America	xxxxxxxx2605	4811 Hope Valley Rd.
Durham, NC 27713
			aba#xxxxx0045	Anute Boonyachai
		4/3/2012		Ph# 1-800-657-9533 ext# 50657

815	Aero	Sovereign Bank	xxxxxxx9787	376 Southbridge St.
		10/21/2005	aba xxxxx5150	Auburn, MA 01501
			deposit routing	Patrick Royce
			xxxxx5203	Ph. 508-721-2540
1-877-768-1145 business

26324798v5 244426.000003

816	Aero W	Wells Fargo Bank	xxxxxx6909	6699 N. Landmark Drive
		10/28/2005	ach routing xxxxx0247	Park City, UT 84098
			deposit routing	Ph. 800-869-3557
xxxxx0392

817	Aero W	Union Bank of California	xxxxxx8442	801 East Prosperity,Tulare CA 93274
		6/7/2006	aba xxxxx0497	LeeAnn Martinho
			deposit routing	559-688-2812
xxxxx0412

818	Aero W	Bank of America	xxxxxx0014	100 N Broadway
		3/10/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
819	Aero	Bank of America	xxxxxx0315	100 N Broadway
		5/23/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
820	Aero	Regions bank	xxxxxx4714	4441 Central Ave
		3/3/2006	deposit routing	Hot Springs, AR 71913
			xxxxx6660	ph. 501-624-8860
fax. 501-624-8969
822	Aero W	Bank of America	xxxxxx4935	100 N Broadway
		3/24/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
823	Aero	Bank of America	xxxxxx0386	100 N Broadway
		6/14/2006	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000

26324798v5 244426.000003

fax. 316-261-4446

824	Aero	Hamilton State	xxxx1244	4979 Bill Gardner Pkwy.
		3/17/2006	ach's & deposits	Locust Grove, GA 30248
			xxxxx1171	Bonnie ph. 770-507-9502
FAX. 770-914-2873
825	Aero	Comerica Bank	xxxxxx2356	8850 Boedeker Str
		4/7/2006		Dallas,TX
		consolid account since 10/19/06	ach's #xxxxx0753	fax 214 890-0848
			deposit routing	ph. 214-890-5106 ext 5136
			xxxxx7772	Linda Burns

826	Aero W	Bank of America	xxxxxx4951	100 N Broadway
		4/7/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
827	Aero	Regions	xxxx5890	2948 East Texas Str
			ach# xxxxx0019	Bossier LA 71111
			deposit routing	Ph 318- 674-3536
		merged AmSouth 12/7/2007	xxxxx3875	Sheren White

828	Aero	Centennial	xxxxxx3420	2901 East Highland Drive
			aba xxxxx8795	Jonesboro , AR 72403
		Liberty Bank		Wayne Wolfe
		3/29/2006-2014	deposit routing	fax. 870-931-0916
			xxxx0879	870-268-2318
829	Aero W	Bank of America	xxxxxx0182	100 N Broadway
		3/31/2006	aba xxxxx0045	Wichita, KS 67202

26324798v5 244426.000003

Ph. 888-852-5000
fax. 316-261-4446
830	Aero	Arvest Bank	xxxx3634	401 N.Walnut
		5/8/2006	aba xxxxx0872	PO BOX 160
			deposit routing	Harrison, AR 72601
			xxxxx0000	Laura Shaw
870-391-5613 fax-870-391-5620
831	Aero	Bank of America	xxxxxxxx2152	395 Briarwood Cercle
Ann Arbor MI 48108
		2/2/2009	ach#xxxxx0045	Jean Pemper
Ph#800-654-8503 ext5760 fax#617-235-2580
aba#xxxxx0106

832	Aero	JP Morgan Chase	xxxxx7697	5801 Sunset Drive
			aba # xxx-xxx-131	South Miami, FL 33143
		12/17/2011	both deposits & ach's	Carlos Santiago rep#212-622-4366
Annette Harper rep#212-622-6326

Francisco Ph # 305-740-0618 business banker
833	Aero	Wachovia bank	xxxxxxxxx3216	Columbiana Center
		4/7/2006	deposit routing	333 Harbison Blvd.
			xxxxx0219	Columbia , SC 29212
Leo Crumper
ph. 877-394-9089
fax. 803-253-6781

834	Aero W	JP Morgan Chase	xxxxxx3538	6951 Bolsa Ave.

26324798v5 244426.000003

			ach #xxxxx1627	Westminster, CA 92683
		12/3/2007	deposit routing#xxxxx1022	Rain Urcia
Ph#714-934-2112 Fax#714-898-8573
835	Aero	Bank of America	xxxxxx4977	100 N Broadway
		4/7/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
836	Aero	Bank of America	xxxxxx0218	100 N Broadway
		4/14/2006	aba xxxxx0045	Wichita, KS 67202
		open in kansas		Ph. 888-852-5000
fax. 316-261-4446
837	Aero	Bank of America	xxxxxx0221	100 N Broadway
		4/14/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

838	Aero W	Wells Fargo	xxxxxx5844	2600 Newberg Hwy
		4/14/2006	deposit routing	Woodburn, OR 97071
			xxxxx0390	Brian Speer
fax 503-982-9922
ph.503-982-9922
839	Aero	Citizens National Bank	xxxxx2059	1199 Bonita Lakes Circle
		4/14/2006		Meridian, MS 39301
			deposit routing	Regina Tims
			xxxxx0211	601-484-5337
601-484-5341

840	Aero	Regions Bank	xxxxxx3212	1300 W Poplar Ave
		3/31/2006	ach# xxxxx0084	Collerville , TN

26324798v5 244426.000003

Bridget Ely
			deposit routing	ph 901 853-7980 ex 22
			xxxxx0017	fax 901 853 7987

841	Aero	First National Bank	xxxx9163	2511 Trimmier Road
		3/31/2006	deposit routing	Killeen , TX 76543
			xxxxx6271	Ph. 254-554-4254
			tran code (30)	Fax. 254-634-2661 Shirley Tolliver
842	Aero	Chase Bank	xxxxx5396	1345 N.Town East Blvd
		2/4/2007	deposit routing	Mesquite, TX 75150
			xxxxx0614	Erika Dunham 972-270-2067
fax 972-681-0326
843	Aero	Bank of America	xxxxxx0263	100 N Broadway
		4/28/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

846	AeroW	Bank of America	xxxxxx0276	100 N Broadway
		4/28/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
847	Aero	American Gateway	xx2948	2020 South Burnfide
		4/28/2006		Gonzales, LA 70737
			ach & deposit routing	Nicolle Theel
			#xxxxx2290	225-647-4921
fax 225 644 6411
848	Aero	Bremer Bank	xxx6755	1715 W County Rd B2
		6/23/2006	deposit routing	Roseville, MN 55113
			xxxxx0415	Matt Flannery
			tran code (012)	ph 651 288-3885

26324798v5 244426.000003

fax 651 288-3896
849	Aero W	Wells Fargo Bank	xxxxxx9952	1864 Blue Lakes Blvd
		5/12/2006	ach aba xxxxx0076	Twin Falls , ID 83301
			deposit routing	Path Barcley
			xxxxx0391	fax 303 791-2558
ph 303 470-8908
850	Aero W	Bank of America	xxxxxx0289	100 N Broadway
		5/24/2006	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
852	Aero W	Wells Fargo Bank	xxxxxx9419	1798 Hitt Road
		5/5/2006	aba xxxxx3799	Idaho, ID 83404
			deposit routing	Pat Barcley
			xxxxx0396	fax 303 791-2558
ph 303 470-8908
853	Aero	Bank of America	xxxxxx0399	100 N Broadway
		6/30/2006	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
854	Aero	Chase Bank	xxxxx1740	3732 Irving Mall
		6/15/2006	aba xxxxx0614	Irving , TX 75062
			deposit routing	Kenard 972-255-8556
			xxxxx1023	fax 972-258-4040
855	Aero W	Bank of America	xxxxxx0043	100 N Broadway
		4/21/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
856	Aero W	Chase Bank	xxxxx0265	7352 South Plaza Center Drive
		6/16/2006	ach# xxxxx1545	West Jordan, UT 84084
			deposit routing	Trevor Weeks

26324798v5 244426.000003

			xxxxx1020	fax 801-280-6815
ph 801-280-6763
857	Aero W	Wells Fargo Bank	xxxxxx8218	100 West Burnsville Parkway
			xxxxx2971	Burnsville, MN 55337
		5/26/2006	deposit routing	Ann Wood
			xxxxx0398	612 316-1534 ph
612 316-3797 fax
858	Aero	US Bank	xxxxxxxx3934	1350 Euclid Ave,
		11/2/2006	aba# xxxxx0848	Cleveland , OH 44115
			deposit routing	Bath Ladd, Diane
			xxxxx0032	216 902-7858 ph 216-623-9248
216 623-9303 fax
859	Aero	South State	xxxx8997	800 Steven B.Tanger Blvd
			deposit routing	Commerce,GA 30529
		name changed in March from Community	xxxxx3852	Ashley Angel (head teller)
		Store opened 2006		ph#706-336-7975 fax#706-335-7141
860	Aero W	Wells Fargo	xxxxxx9880	Beau Jeppesen
		8/8/2006	aba# xxxxx2971	4920 South State Str
Murray, UT 84107
			deposit routing	801-293-9470
			xxxxx0398	801-263-2075 FAX
861	Aero	Bank of America	xxxxxx0247	100 N Broadway
		4/21/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
862	Aero	Bank of America	xxxxxx0373	100 N Broadway
		5/30/2006	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000

26324798v5 244426.000003

fax. 316-261-4446
864	Aero W	Bank of America	xxxxxx0344	Lloyd Banking Center
		5/23/2006	aba xxxxx0045	1200 NE Broadway ste#50
Portland, OR 97232
Anute #1-800-657-9533 ext#50657
branch #503-528-2080
865	Aero W	Bank of America	xxxxxx0331	100 N Broadway
		5/23/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
866	Aero	Bank of America	xxxxxx0234	100 N Broadway
		4/28/2006	aba xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
867	Aero	Bank Midwest	xxxx0970	11111 W 95th Str,
		6/30/2006		Overland Park, KS 66214
			deposit routing	Brandon
			xxxxx2949	PH 913-324-6121
fax 913 324-6191
868	Aero	SunTrust Bank	xxxxxxxxx1600	775 E Merritt Island Causeway Suite 100
			ach# xxxxx0104	Merritt Island, FL 32952
		7/28/2006		Ann Prince
			deposit routing	ph. 321-459-3315
			xxxxx2152	fax 321-452-8907

869	Aero	Bank of America	xxxxx0483	100 N Broadway
		6/30/2006	xxxx00045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446

26324798v5 244426.000003

870	Aero	PNC Bank	xxxxxx6995	9W. Chocolate Ave.
Hershey, PA 17033
			deposit routing	Karen Prickett
			xxxxx2738	ph.717-534-3201
		10/3/2011	deposit routing #
			xxxx-4020	fax.717-534-3231
871	Aero	Fidelity Deposit & Discount Bank	xxxxxx1714	4010 Birney Ave
		3/29/2007	ach# xxxxx3129	Moosic, PA 18507
			deposit routing	Phone: 570-504-0790
			xxxx0103	Fax: 570-504-0793
			tran code (103)	Casey Egan
872	Aero	Chase Bank	xxxxx8319	1111 N IH-35
		8/3/2006		Round Rock, TX 78664
			ach's & deposit routing	Peggy Smith
			xxxxx0614	ph 512-244-8550
fax 512-218-8830
873	Aero	Wachovia Bank	xxxxxxxxx3216	9700 Corckscrow Rd
		11/10/2006	xxxxx0219	Estero, FL 33928
Joann 239-495-5240

874	Aero	Bank of America	xxxxxx1213	100 N Broadway
		7/14/2006	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
875	Aero	First Citizens Bank	xxxxxxxx1801	131 Forum Driva
		2/1/2007	ach & deposit routing	Columbia, SC 29229
			xxxxx6041	Adam Kreswell
803-788-8815
876	Aero	Metropolitan Bank	xxx6604	3701 Pinnocall Hill Parkway

26324798v5 244426.000003

		10/4/2006	deposit routing	Rogers, AR 72758
		merged with Simmoms Bank March 2014	xxxxx1247	Ph 479-845-4740,Lyn Mick
Fax 479-845-4790
878	Aero	Fifth Third Bank	xxxxxx0280	1365 Michigan , WaterVill, OH 43566
		10/3/2007	xxxxx0004	Donald Firsdon
			ach aba# xxxxx0314	ph:419-878-9015
fax: 419-878-3682
880	Aero W	Bank of America	xxxxxxxx1404	100 N Broadway
		10/6/2006	xxxxx0045	Wichita, KS 67202
Ph. 888-852-5000
fax. 316-261-4446
881	Aero	Bank of America	xxxxxxxx4584	100 N Broadway
		11/17/2006	xxxxx0045	Wichita, KS 67202
		open in kansas		Ph. 888-852-5000
fax. 316-261-4446
882	Aero	Lone Star National Bank	xxxxxx3368	214 South Texas Blvd.
		11/2/2006		Weslaco, Texas 78596
			deposit routing	Mary Shamlian
			xxxxx1687	ph. (956-973-7700)
fax. 956-973-7707
883	Aero	First Interstate	xxxxxx6353	3502 Brooks St.
Missoula, MT 59801
			ach & deposit routing#	Maureen Graham
		1/25/2011	xxxxx1683	Phone# 406-523-4475 or 4476
Fax NO. 406-523-4276 - Laurie
885	Aero	BB & T Bank	xxxxxxxxx4920	Mary Brannigan
2941 N Poinciana Blvd
			ach & deposit routing#	Kissimmee, FL 34746

26324798v5 244426.000003

		Previously Colonial Bank	xxxxx1387	FAX: 407-397-7500
		merged (2010)	tran code (13)	PH: 407-397-7400

886	Aero	Hancock Bank	xxxxx4399	10496 Hwy. 49
		9/8/2006		Gulfport, MS 39503
			deposit routing	ph. 228-831-2143
			xxxxx681	fax. 228-328-2360
Terry Waldrop
887	Aero	Wells Fargo	xxxxxx2463	1400 Corsicana Highway
			ach#xxxxx0248	Hillsboro, TX 76645
		6/27/2012	deposit routing	Karen Singletary
			xxxxx0392	Ph#404-214-1432
888	Aero	IBC Bank	xxxxxx3546	1200 San Bernardo Ave
		3/16/2007	deposit routing	Laredo, Texas
			xxxxx2528	Andreana Huddleston ph 956-422-7611
			tran code (131)	fax 956-726-6660
889	Aero	Regions Bank	xxxxxx4522	429 Main Str.
		3/1/2007	xxxxx5690	Trussville, AL 35173
			dep.tick aba xxxxx6660	Lisa Baker ph: 205-326-7546
fax 205-326-7743
890	Aero	Capital One	xxxxxx1453	604 Potomac Station Drive
		5/4/2007	aba#xxxxx1981	Leesburg, VA 20176
			deposit routing	Salma Azhar ph : 703-669-2209
			xxxxx0001	fax : 703-669-2218
891	Aero	Queenstown Bank of Maryland	xxxxxx6901	P.O. Box 120
		3/30/2007		Queenstown, MD 21658
			deposit routing	Phone: 410-827-8881
			xxxxx1957	fax: 410-827-8190
Janet Such

26324798v5 244426.000003

892	Aero W	Wells Fargo Bank	xxxxxx3630	1578 Howe Ave
		4/6/2007	ach# xxxxx0076	Sacramento, CA
			deposit routing	Kappie
			xxxxx0393	fax 916-564-7648
ph: 916-565-4904
895	Aero	Wilson Bank & Trust	xxxx3866	200 Tennessee Blvd
		4/13/2007	deposit routing	Lebanon, TN 37087
			xxxxx3529	Katha Wrye ph: 615-443-6178
fax 615-443-6284
896	Aero	Bank of America	xxxxxxxx0014	534 S Kansas Ave
		4/6/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
897	Aero	BB&T Bank	xxxxxxxxx0788	3001 Watson Blvd.
		4/13/2007	deposit routing	Warner Robins, GA 31093
			xxxxx415	Michelle Britt ph: 478-953-8251
			tran code (13)	fax: 478-971-1063
900	Aero West	Bank of America	xxxxxxxx0056	534 S Kansas Ave
		5/18/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
901	Aero	PNC Bank	xxxxxx2849	1427 E. Dixie Dr.
			deposit routing	Asheboro, NC 27203
		1/3/2011	xxxx-4020	Candy McReynolds
branch ph#336-626-8683
902	Aero	Wells Fargo	xxxxxx8505	110 Hwy 332 West
			ach's #xxxxx0076	Lake Jackson, TX 77566
		8/8/2011	deposit routing	Pat Barclay

26324798v5 244426.000003

			xxxxx0391	Ph#303-470-8908
903	Aero	Wachovia	xxxxxxxxx3216	Judy Gonsales
		5/25/2007	xxxxx0219	ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

904	Aero	JP Morgan Chase	xxxxx0211	700 N. Janes Ave.
			ach# xxxxx0013	Bolingbrook, IL 60440
		8/30/2008		ph# 630-783-9240
deposit routing
xxxxx1029
905	Aero	Chase Bank	xxxxx6436	2280 Str Rd 44
		4/20/2007	deposit routing	Osh Kosh, WI 54904
			xxxxx0019	Sonia 920-236-3900
fax 920-231-7818
906	Aero	Wells Fargo	xxxxxx8513	105 1st. NE
			ach#xxxxx0076	Auburn, WA 98002
		8/8/2011	deposit routing	Pat Barclay
			xxxxx0391	Ph#303-470-8908
907	Aero	Northway Bank	xxx1445	5 Market Str.
		4/20/2007	ach & deposit routing	Tilton, NH 03276
			xxxxx0425	Jenny Williams 603-286-4344
			tran code (50)	fax 603-286-4151
908	Aero	Bank of America	xxxxxxxx5810	534 S Kansas Ave
		5/18/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
909	Aero	Bank of America	518000410108	534 S Kansas Ave
		5/11/2007	101100045	Topeka, KS 66603
Kathy Kinsch

26324798v5 244426.000003

888-852-5000 ext 4751
fax 785-295-3433
911	Aero	SunTrust Bank	xxxxxxxxx8401	branch#757-465-1387
		4/13/2007	ach# xxxxx0104	fax: 757-465-1449
			deposit routing	4113 Portsmouth Blvd
			xxxxx0020	Chesapeake, VA 23321
912	Aero	Bank of the West	xxxxx5244	10050 CoorsBy Pass
		5/18/2007		Albauquerque, NM 87114
			ach# xxxxx6813	Heisel or Shain Whitlock
			deposit routing	ph:505-792-0726
			xxxxx0015	fax: 505-792-0781
913	Aero West	Bank of America	xxxxxxxx0111	534 S Kansas Ave
		6/1/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
914	Aero	Arvest Bank	xxxx7744	4500 N Harrison
		9/7/2007	ach & deposit routing	Shawnee , OK 74804
			xxxxx2976	Sonia Ryan
405-214-1355, fax 405-214-1289
915	Aero W	JP Morgan Chase	181026682	1261 W. Rancho Vista Blvd.
			ach#xxxxx0021	Palmdale, CA 93551
		2/8/2013	deposit routing	rep Keisha Watkins, 212-622-6172
xxxxx1028
916	Aero W	Bank of America	xxxxxxxx0221	534 S Kansas Ave
		6/15/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
917	Aero	Citizens Bank & Trust	xxxxxx3201	Highway 27, Lake Wales, FL 33859

26324798v5 244426.000003

		5/25/2007	deposit routing	Carlie Cosce
			xxxxx3407	ph: 863-676-7631
			tran code (131)	fax: 863-676-1734
918	Aero	Bank of America	xxxxxxxx5182	10731 West Pico Blvd.
			ach aba# xxxxx0045	Los Angeles, CA 90064
		1/18/2008	aba# xxxxx0106	Ph# 310-996-7846

919	Aero	Bank of America	xxxxxxxx0153	534 S Kansas Ave
		6/8/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
920	Aero	Hickory Point Bank	x9381	1401 W hickory Point Drive
		6/8/2007	deposit routing	Forsyth, IL 62535
			xxxxx4805	Misty Lee, ph:217-875-3131
fax: 217-872-3904
921	Aero	SunTrust Bank	xxxxxxxxx9016	11200 South Orange Blossom Trail
		8/10/2007	ach# xxxxx0104	Orlando, FL 32837
deposit routing
			xxxxx2152	fax: 407-851-8249
922	Aero	Bank of America	xxxxxx0341	50 Morrissey Blvd.
Dorchester, MA 02125
		open 10/25/07	aba # xxxxx0045	Frank W. Tarara
1-800-654-8503 ext.5630
923	Aero	Bank of America	xxxxxxxx1713	1910 Bruce B. Downs Blvd.
Wesley Chapel, FL 33543
		10/30/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
924	Aero	Susquehanna Bank	xxxxxxx7912	366 Hartman Bridge Rd.

26324798v5 244426.000003

			ach's# xxxxx9123	Ronks, PA 17572
		11/18/2007	deposit routing	Rina Coulter (717-687-8454)
			xxxxx0318	anything with armored car service
			tran code (31)	Lisa Trinkley (717-625-6613)
925	Aero	Wells Fargo	xxxxxx5471	66 West Springer Drive
		10/11/2007	xxxxx0076	Highlands Ranch, CO 80129
			deposit routing	Pat Barclay 303-470-8908
xxxxx0391
926	Aero	Wachovia	xxxxxxxxx3216	Judy Gonsales
		5/11/2007	53000219	ph 800-590-7868 team 600 ext 47758
fax 866-842-0585
927	Aero	Wells Fargo	xxxxxx4889	3800 Howard Hughes
			ach & deposit	Las Vegas, Nevada
		10/5/2008	xxxxx0391	Pat Barclay
Ph# 303-470-8908 fax# 303-791-2558
929	Aero	Wells Fargo	xxxxxx3902	66 West Springer Drive
		7/27/2007	deposit routing	Highlands Ranch, CO 80129
			xxxxx0391	Pat Barclay 303-470-8908
930	Aero	Wells Fargo	xxxxxx5273	66 West Springer Drive
		10/12/2007	ach's# xxxxx0076	Highlands Ranch, CO 80129
			deposit routing	Pat Barclay 303-470-8908
xxxxx0391
931	Aero		xxxxxx1150	11 S. McClintock Drive.
			ach# xxxxx6183	Tempe, AZ 85281
		1/2/2010	deposit routing	Mely Torres
			xxxxx3502	ph#602-716-8975 fax#480-921-3355
933	Aero	Chase Bank	xxxxx9926	201 East Main Street
		3/31/2007		Lexington, KY 40507

26324798v5 244426.000003

			deposit routing	Phone: 859-231-2696
			xxxxx0137	Fax: 859-231-2917
Matthew Orr
934	Aero	Bank of America	xxxxxxxx0069	534 S Kansas Ave
		4/27/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
935	Aero	NBT	xxxxxx0647	76 Park Street, Lee, MA 01238
			ach# xxxxx 3618	Louise Lucchese
		merged in October 2011	deposit routing	ph 413-243-4126
		Legacy Bank	xxxx-1010	fax: 413-243-4813
		5/4/2007	tran code#10
936	Aero	JP Morgan Chase	xxxxx4033	190 E. Stacy Rd. Building #600
			ach# xxxxx0614	Allen, TX 75002
		3/1/2010	deposit routing	Ana Reyes
			xxxxx1023	212-552-8183
937	Aero W	CitiBank	xxxxx7098	4050 W.Metropolitan Dr
		8/24/2007	deposit routing	Orange, CA 92868
			xxxxx1724	Juana Rivero 714-938-0379
fax 714-938-0379
938	Aero	Bank of America	xxxxxxxx0124	534 S Kansas Ave
		5/25/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
940	Aero	Commerce Bank	xxxxx0969	114 th &Nall , Leawood, KS 66211
		6/8/2007	deposit routing	Ph: 816-234-1760
			xxxxx0019	Fax: 417-837-5289

26324798v5 244426.000003

Alyssa Blackwell
941	Aero	Bank of America	xxxxxxxx0072	534 S Kansas Ave
		4/27/2007	xxxxx0045	Topeka, KS 66603
Kathy Kinsch
888-852-5000 ext 4751
fax 785-295-3433
942	Aero	JP Morgan Chase	xxxxx1778	3498 Telegraph Rd.
Ventura, CA 93003
		8/30/2009	ach & deposit	Deanna Hyde
			xxxxx1627	ph# 805-650-3110
fax#805-644-6217
943	Aero	PNC	xxxxx5802	12500 Coutry Club Mall
La Valle, MD 21502
			ach# xxxxx0030	Joan O'Kelly
		10/4/2013	deposit routing	Ph#732-220-3598
xxxx-4010
944	Aero	BB&T	xxxxxxxxx5639	4715 North Midland Dr.
			ach& deposit routing#	Midland, TX 79705
		3/30/2015	xxxxx3308	rep. Mary Elaine Long #410-860-1904
			tran code #13	branch#432-848-4513
945	Aero	Chase Bank	xxxxx3454	2370 Justin Road , Lewisville TX
		9/28/2007	deposit routing	972-966-2756
			xxxxx0614	fax: 972-966-2209 Ammy Shults
947	Aero	Wachovia Bank	xxxxxxxxx3216	3351 Riverwood Pkwy
		9/27/2007	xxxxx0219	Atlanta, GA 30339
Karen Singletary #404-214-1432
branch 404-865-3520
948	Aero	IBC Bank	xxxxxx0152	2310 SW Military Dr Ste 216
		10/12/2007	ach's & deposit routing	San Antonio, TX 78224

26324798v5 244426.000003

			xxxxx3284	Isabel Bravo 210-518-2558
			tran code (131)	fax 210-927-3374
949	Aero	Trustco Bank	xxxx8312	34 Wolf Road
		9/28/2007	ach's & deposit routing	Albany, NY 12205
			xxxx0912	518-458-7761, FAX 518-458-8779
Jacky Dushensky
950	Aero	US Bank	xxxxxxxx4158	1350 Euclid Ave,
		5/25/2007	ach# xxxxx0848	Cleveland , OH 44115
Bath Ladd
			deposit routing	216 902-7858 ph
			xxxxx0032	216 623-9303 fax
953	Aero	Wells Fargo	xxxxxx5232	66 West Springer Drive
		9/28/2007	ach's# xxxxx0076	Highlands Ranch, CO 80129
			deposit routing	Pat Barclay 303-470-8908
xxxxx0391
954	Aero	Wells Fargo	xxxxxx4066	66 West Springer Drive
		7/20/2007	ach# xxxxx0076	Highlands Ranch, CO 80129
			deposit routing	Pat Barclay 303-470-8908
xxxxx0391
955	Aero	US Bank	xxxxxxxx9908	121 E. Main St.
			ach# xxxxx0848	Anoka, MN 55303
		11/1/2008	deposit routing	Diana Vance
			xxxxx0032	ph#216-623-9248, branch 763-576-1060
956	Aero	Bank of Colorado	xxxxxx0864	4848 Thompson Prky Suite 100
		8/17/2007	deposit routing	Johnstown, CO 80534
			xxxxx2448	Sandra Chapman ph: 970-679-7405
fax: 970-663-7601,main number# 970-663-7600
26324798v5 244426.000003

957	Aero	Wachovia	xxxxxxxxx3216	Jennifer Daley
1-800-590-7868 Team 600 ext 85743
		10/24/2007	xxxxx0219	fax: 866-842-0585

959	Aero	Wachovia Bank	xxxxxxxxx3216	Judy Gonsales
		9/21/2007	xxxxx0219	ph 800-590-7868 team 600 ext 47758
fax 866-842-0585

960	Aero	Key Bank	xxxxxxxx5661	14412 Orchard Pkwy
Westminster, CO 80023
		5/14/2012	ach# xxxxx0267	rep Dennis White #216-813-5822
			deposit routing	Dawn #216-813-6818
51430618
961	Aero	Wells Fargo	xxxxxx5554	Pat Barclay
			ach# xxxxx0076	66 W Springer Drive
		3/21/2008	deposit routing	Highlands Ranch, CO 80129
			xxxxx0391	Ph 303-470-8908 Fax 303-791-2558
branch# 806-324-5033
962	Aero	Citizens Bank	xxxx2210	965 Oaklawn Ave
		10/3/2007	ach & deposit routing	Granston, RI
			xxxxx0120	Marlin Volino ph: 401-275-6491
fax: 401-275-6494
963	Aero	Bank of America	xxxxxxxx5292	524 East Main St.
Barstow, CA 92311
		4/25/2008	ach# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
964	Aero	Prosperity Bank	xxx7691	217 E. FM 1382

26324798v5 244426.000003

Cedar Hill, TX 75104
		2/13/2009	ach&deposits	Tonya Walker
			xxxxx2655	ph#972-291-6246
fax#972-291-8682
966	Aero	Capital City	xxxxxx0401	1701 Bass Road
			ach & deposit routing#	Macon, GA 31210
			xxxxx0688	Eddie Cutchens or Jackie
		11/29/2010	tran code (131)	Ph. 478-474-2110

967	Aero	Bank of America	xxxxxxxx5250	32011 Pacific Highway South
Federal Way, WA 98003
		4/11/2008	aba# xxxxx0045
Ph# 206-358-2750

968	Aero	JP Morgan Chase	xxxxx7904	2437 E. Florence Blvd.
Casa Grande, AZ 85194
		6/30/2012	ach# xxxxx0024	branch ph# 520-421-1215
			deposit routing	rep Keisha Watkins
			xxxxx1028	ph#212-622-6172
969	Aero	Suntrust	xxxxxxxxx2159	1170 Buford Highway
Cumming, GA 30041
		4/30/2008	ach & deposit	Diana Hull
			xxxxx0104	Ph# 770-205-2105
Fax# 770-205-2116
970	Aero	American Bank	xxxxx3894	800 North Shoreline
Suite 100 Southtower
		4/1/2008	deposits & ach's	Corpus Christi, TX 78401
			xxxxx3284	Kendra Milete
			tran code (101)	Ph: 361-653-5251fax: 361-888-7200

26324798v5 244426.000003

971	Aero	First National www.firstnational.com	xxxxx4545	7960 Towne Center
		4/25/2008	www.firstnational.com	Papillion, NE 65048
	pet: chippy	online banking:	ach# xxxxx0016	Chris Roorda
	sibling: John	username: aeropostale971		Ph# 402-341-0500
	Gf: Maria	password: Aero1234		Fax# 402-885-2518
972	Aero	Regions	xxxxxx1465	17900 Panama City Beach Pkwy
Panama City Beach, FL 32413
		5/1/2008	deposit routing	Darren
			xxxxx4668	Ph# 850-235-4014
Fax# 850-236-7260
973	Aero	JP Morgan Chase	xxxxx0899	11610 Olio Rd.
Fishers, IN 46037
		5/2/2008	ach# xxxxx0010	Ben Lawless
			deposit routing	Ph# 317-579-0681
			xxxxx1026	Fax# 317-579-0643
975	Aero	Bank of America	xxxxxxxx3993	100 N. Westshore Blvd.
Tampa, FL 3609
		5/9/2008	ach# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
976	Aero	First National of Mercerburg	xxx0672	3141 Black Gap Rd.
Chambersburg, PA 17202
		5/14/2012	ach & deposit routing	Danielle Barto
			xxxxx9851	ph. 717-262-4243
			tran code (051)	fax. 717-264-5951
977	Aero	Bank of America	xxxxxxxx8739	8000 West Broward Blvd.
Plantation, FL 33388
		7/11/08	aba# xxxxx0045	Jean Pemper

26324798v5 244426.000003

Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
978	Aero W	Citibank	xxxxx2859	121 Stonewood St.
Downey, CA 90241
		7/4/2008	ach & deposit	Ivy Smith
			xxxxx1724	ph# 562-861-0702
fax# 562-861-8431
979	Aero	Bank of America	xxxxxxxx8771	225 Tukwila Parkway
Tukwila, WA 98188
		7/25/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
980	Aero	Wachovia	xxxxxxxxx3216	2821 Business Center Drive.
Pearland, TX 77584
		7/30/2008	aba# xxxxx0219	Karen Singletary ph# 404-214-1432
Juakeisha Coles
800-590-7868 team 600 ext# 85789
981	Aero	Capital One	xxxxxx6529	21147 26th Ave.
			aba# xxxx0090	Bayside, NY 11360
			deposit routing	Tammy Prats
		11/5/2010	xxxxx0001	Ph#504-533-2905

982	Aero	Bank of America	xxx-xxx-7316	700 W. Whittier Blvd.
Montebello, CA 90640
		11/14/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
983	Aero	Bank of America	xxxxxx1450	16 School St.
Foxboro, MA 02035

26324798v5 244426.000003

		8/8/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
984	Aero	Bank of America	xxxxxxx7303	6261 Lone Tree Way
Brentwood, CA 94513
		10/24/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
985	Aero	Bank of America	xxxxxxxx0608	1188 Galleria Blvd.
Roseville, CA 95678
		11/13/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext#5760
Fax# 617-235-2580
988	Aero	Regions	xxxxxx5830	280 Dogwood Blvd.
Flowwod, MS 39232
		8/29/2008	ach & deposit routing	Sandra Harris #423-752-1585
			xxxxx5690	Felicia Johnson
branch# 601-960-6531
989	Aero	Citizens Bank	xxxxx3890	7205 Wayne Rd.
Westland, MI 48185
		4/25/2008	deposit & ach# xxxxx0417	Gary Gaspas
Ph# 734-425-7200
Fax# 734-425-9503
993	Aero	Bank of America	xxxxxxxx3980	555 Capitol Mall
Sacramento, CA 95814
		5/9/2008	ach# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
994	Aero	Bank of America	xxxxxxxx8784	Towngate Plaza

26324798v5 244426.000003

22900 Centerpoint Drive
			aba# xxxxx0045	Moreno Valley, CA 92553
		7/18/2008		Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558
995	Aero	Bank of America	xxxxx7329	142 E. Olive Ave.
Burbank, CA 91501
		11/14/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
996	Aero	JP Morgan Chase	xxxxx8620	875 N. Michigan Ave.
			ach# xxxxx0013	Chicago, IL 60611
		9/12/2008	deposit routing	Wanda Rosario
			xxxxx1029	ph# 312-664-4600

997	Aero	Arvest	xxxx3395	6100 W. Reno Ave.
Oklahoma City, OK 73127
			aba# xxxxx2976	Kendra Noble
		8/4/2011	deposit routing#	Ph#405-677-8711
xxxxx0001
999	Aero	Bank of Louisiana	xx4051	197 W. Bank Expressway Ste. #8000
Gretna, LA 70053
		9/5/2008	ach & deposit	Oral Kennedy
			xxxxx0731	ph# 504-362-8305
fax# 504-368-3537
1013	Aero	US Bank	xxxxxxxx4131	181 West Mineral Ave.
Littleton, CO 80120
		8/1/2008	aba# xxxxx0549	Diana Vance Rep #216-623-9248
deposit routing
xxxxxx032

26324798v5 244426.000003

1014	Aero	First Interstate	xxxxxx6359	Laurie Anderson
			ach# xxxxx 1683	521 SE Wyoming Blvd.
		7/4/2008	deposit aba#	Casper, Wyoming 82609
			xxxxx0129	ph# 307-235-4384
fax# 307-234-9426
1015	Aero	Bank of Ocean City	xxxxx1650	10005 Golfcourse Rd.
Ocean city, MD 21842
		5/16/2008	ach & deposit # #xxxxx2312	Will Mumford
Ph# 410-213-0173
Fax# 410-213-1473
1016	Aero	First Citizens	xxxxxxxx6881	409 East Market St.
Smithfield, NC 27577
		8/1/2008	ach's & deposits	branch ph# 919-989-3200
			xxxxx0300	fax: 919-989-3290
Hilary #919-989-3249
1017	Aero	Wells Fargo	xxxxxx4699	1113 East Bidwell St.
Folsom, CA 95630
		8/8/2008	ach# xxxxx0076	Pat Barclay
			deposit routing	Ph# 303-470-8908
			xxxxx0391	Fax# 303-791-2558
1018	Aero	JP Morgan Chase	xxxxx9550	2011 Harbison Dr.
Vacaville, CA 95687
			ach# xxxxx1627	Keisha Watkins
		1/11/2013	deposit routing	rep#212-622-6172
			xxxxx1022	branch#707-451-6640
1020		Bank of America	xxxxxx1418	29 West Boylston St.
Worcester, MA 01605
		8/1/2008	aba# xxxxx0045	Jean Pemper

26324798v5 244426.000003

Ph: 303-470-8908 Fax# 303-791-2558

1021	Aero	Regions	xxxxxx8595	2200 N. Rodney Parham
Little Rock, AR 72212
		8/22/2008	ach & deposit	Sandra Harris #423-752-1585
			xxxxx0109	Adrian Jackson
branch# 501-224-2497
1022	Aero	Comerica	xxxxxx2356	13920 City Center Ste# 4000
			ach #'072000096	Chino Hills, CA 61709
		5/20/08	deposit routing	Shawn
			xxxxx7772	Ph# 909-393-3001
fax# 909-364-9193
1023	Aero	Citizens Bank	xxxxxx4310	429 W. Ridge Pike 19B-6769
Limerick, PA 19468
		5/23/2008	ach xxxxx6150	Bill Vitiello
			deposit routing	Ph# 610-495-2699
			xxxx1155	fax# 610-495-2691
1024	Aero	Wachovia	xxxxxxxxx3216	17802 Spring Cypress RD.
Cypress, TX 77429
		5/30/2008	aba# xxxxx0219	Jennifer Daley
800-590-7868 team 600 ext# 85743
Karen Singletary ph# 404-214-1432
1025	Aero	US Bank	xxxxxxxx2440	3703 MC Cain Blvd.
North little Rock, AR 72116
		6/13/2008	ach's & deposit	Diana Vance Rep #216-623-9248
			xxxxx0032	Will (branch #501-758-6640 fax# 501-753-6432
1026	Aero	Wachovia	xxxxxxxxx3216	4715 Town Center

26324798v5 244426.000003

Jacksonville, FL 32246
		6/13/2008	aba# xxxxxx219	Jennifer Daley
800-590-7868 team 600 ext# 85743
Karen Singletary ph# 404-214-1432
1028	Aero	Bank of America	xxxxxx1421	100 Cambridge Side Place
Cambridge, MA 02141
		8/1/2008	aba# xxxxx0045	Jean Pemper
Ph: 303-470-8908 Fax# 303-791-2558
1029	Aero	IBC	xxxxxx2090	501 South Dixieland Rd.
Harlingen, TX 78552
		7/25/2008	ach's & deposits	Martin Zarate
			xxxxx1580	ph: 956-428-6902
fax: 956-423-4490
1034	Aero	Centrue	xxxxxx4061	980 N. Kinzie Ave.
Bradley, IL 60915
		9/19/2008	ach's & deposit	Jennifer Voss
			xxxxx1837	ph# 815-937-3681
		order deposit tickets from the bank	tran code #41	fax# 815-937-3684
1035	Aero	Wells Fargo	xxxxxx4897	4195 Yellowstone
Chubbuck, ID 83202
		10/17/2008	ach# xxxxx0076	Pat Barclay
			deposit routing	Ph# 303-470-8908
			xxxxx0391	Fax# 303-791-2558
1036	Aero	Bank of America	xxxxxxxx0183	7450 170th Ave. NE
Redmond, WA 98052
		11/7/2008	aba# xxxxx0045	Jean Pemper

26324798v5 244426.000003

Ph: 303-470-8908 Fax# 303-791-2558
1038	Aero	Wells Fargo	xxxxxx4987	1116 Harrison Ave.
Centralia, WA 98531
		10/10/2008	ach's# xxxxx0076	Pat Barclay
			deposit routing	Ph# 303-470-8908
			xxxxx0391	Fax# 303-791-2558
1039	Aero	Bank of the West	xxxxx1387	9335 East County Line Rd.
Centenial, CO 80112
		11/6/2008	ach"s & deposits	Jason Dickens
			xxxxx2147	ph# 303-792-2265
1040	Aero	FirstMerit	xxxxxxxxxx5243	Lodi Station Outlet
9911 Avon Lake Rd.
		10/17/2008	ach's & deposits	Burbank, OH 44214
			xxxxx0555	Christina Miller
ph# 330-948-1002 fax# 330-948-3297
1042	Aero	JP Morgan Chase	xxxxx2105	3500 Hwy 190
			ach# xxxxx0137	Mandeville, LA 70448
		11/1/2008	deposit routing	Sherry
			xxxxx1024	ph# 985-674-8700 or 8709
tran code (20)
1043	Aero	Bank of Ameica	xxxxxx7332	2080 W. Ina Rd.
Tucson, AZ 85741
		11/14/2008	aba# xxxxx0045	Jean Pemper
Ph# 800-654-8503 ext# 5760
Fax# 617-235-2580
1046	Aero	JP Morgan Chase	xxxxx4777	3550 Route 66
Neptune, NJ 07753
		11/13/2008	aba# xxxxx0021	Stephanie Serratelli

26324798v5 244426.000003

			deposit routing	ph# 732-922-0797
xxxxx1028
1047	Aero	Huntington	xxxxxxx4219	590 Washington Rd.
Washington, PA 15301
		11/14/2008	ach & deposits	Kelly Faure
			xxxxx5032	ph# 724-225-9800
1048	Aero	Bank of Hawaii	xxxxxx9500	1441 Kapiolani Blvd.
Honolulu, HI 96814
		5/22/2009	ach & deposit	James Chong ph#808-694-6628
			xxxxx1028	Sandy ph#808-694-6627
1049	Aero	JP Morgan Chase	xxxxx1864	One East Ave.
Monroe, OH 45050
			ach# xxxxx0037	Peggy Swanson
		8/6/2009	deposit routing	ph# 513-425-8504
			xxxxx1027	fax# 513-539-4615
1051	Aero	Wachovia	xxxxxxxxx3216	800 W. Main St.
Freehold, NJ 07728
		10/30/09	aba# xxxxx0219	Karen Singletary
Juakeisha coles
1053	Aero	US	xxxxxx3724	6199 Sunrise Mall
			ach#xxxxx0848	Citrus Heights, CA 95610
		9/18/2009	deposit routing	rep. Diana Vance
			xxxxx0032	Ph#216-623-9248
1054	Aero	Wells Fargo	xxxxxx8810	900 Colusa Ave.
Yuba City, CA 95991
			aba#xxxxx0076	Pat Barclay
		6/3/2011	deposit routing	Ph#303-470-8908 Fax#303-791-2558
			xxxxx0391	Branch# 530-751-9102
1055	Aero	Wells Fargo	xxxxxx5290	4601 East Main

26324798v5 244426.000003

Farmington, NM 87402
			aba#xxxxx0076	Pat Barclay
		4/15/2011	deposit routing	Ph#303-470-8908 Fax#303-791-2558
			xxxxx0391	Carma Slim branch# 505-566-2583
1056	Aero	BB&T	xxxxxxxxx5701	105 W. Seachase Dr.
Nags Head, NC 27959
			aba & deposit routing	Elaine Long
		8/5/2013	xxxxx3308	ph#410-860-1904
			tran code (13)	branch #252 489-0808
1057	Aero	Bank of Hawaii	xxxxxx9519	45-001 Kamehameha Hwy
Kaneohe, HI 96744
		5/29/2009	ach's & deposits	Kule Brockett
			xxxxx1028	Ph#808-694-6132

1059	Aero	JP Morgan Chase	xxxxx3242	4311 W. Anthem Way
Phoenix, AZ 85086
			ach#xxxxx0024	Paula Tressalr or Asst. manager Vedrana
		4/3/2009	deposit routing	Ph#623-465-7115 or #623-465-9854
xxxxx1025
1061	Aero	Wachovia	xxxxxxxxxx3216	2989 PGA Blvd.
Palm Beach, FL 33410
			aba#xxxxx0219	Karen Singletary
		4/9/2010		404-214-1432

1063	Aero	Bank of America	xxxxxxx2864	5541 Sepulveda Blvd.
Culver City, CA 90230
		10/8/2009	ach# xxxxx0045	Rep. Tracey Popoola

26324798v5 244426.000003

Ph# 800-657-9533

1064	Aero	Citibank	xxxxxx7740	34th St. 7 7th Ave.
New York, NY 10001
		11/17/2009	ach & deposit routing	Bryan Swan
			xxxxx0089	Ph# 212-290-7711

1067	Aero	Wells Fargo	xxxxxx8174	800 E. Dimond Blvd. Ste#116
Anchorage, AK 99515
			aba#xxxxx0076	Pat Barclay
		9/23/2011	deposit routing#	Ph#303-470-8908 Fax#303-791-2558
			xxxxx0391	branch #907-341-5512
1068	Aero	Wells Fargo	xxxxxx8349	320 W. 5th Ave.
Anchorage, AK 99501
			aba#xxxxx0076	Pat Barclay
		9/30/2011	deposit routing#	Ph#303-470-8908 Fax#303-791-2558
			xxxxx0391	branch #907-265-2732
1070	Aero	Wachovia	xxxxxxxxx3216	775 George Rd.
North Brunswick, NJ 08902
		8/21/2009	aba#xxxxxx0219	Rep. Karen Singletary
Ph# 404-214-1432
Juakeisha 1-800-590-7868 team #600 ext#85789
1071	Aero	Wells Fargo	xxxxxx6641	2204 North Wayne St.
			ach# xxxxx0248	Angola, IN 46703
		10/30/2009	deposit routing	Patricia Barclay
			xxxxx0392	Ph#303-470-8908

1072	Aero	Bank of America	xxxxxxxx2547	3414 Peachtree Rd.

26324798v5 244426.000003

Atlanta, GA 30326
		7/3/2009	aba# xxxxx0045	Rep. Tracey Popoola
Ph# 800-657-9533

1073	Aero	BMO Harris	xxxxxx0604	31 Meadow View Drive.
Lake Delton,Wisconsin 53940
			ach & deposits	Ph#608-253-8425
		5/8/2009	xxxxx5661	Fax#608-253-8436
1074	Aero	US	xxxxxxxx7050	704 E. Anemone Trail
			ach#xxxxx0848	Dillon, CO 80435
		2/13/2009	deposit routing	Rep. Diana Vance
			xxxxx0032	216-623-9248
1075	Aero	Suntrust	xxxxxxxxx7300	8820 SW 136th St.
Miami, FL 33176
			ach# xxxxx0104	Sean Link
		4/9/2010	deposit routing	Ph# 804-363-4860
xxxxx0020
1079	Aero	Wachovia	xxxxxxxxx3216	3216 West Braker Lane
Austin, TX 78758
		2/26/2010	aba# xxxxx0219	Karen Singletary
404-214-1432

1080	Aero	Bank of America	xxxxxxxx1324	One Powell St.
San Francisco, CA 94102
			aba#xxxxx0045	Anute Boonyachai
		11/2/2010		Ph# 1-800-657-9533 ext# 50657

1081	Aero	American Savings Bank	xxxxxx8787	98-200 Kamehameha Highway
Aiea, HI 96701
			ach & deposit routing#	Tess Jacinto

26324798v5 244426.000003

		10/31/2011	xxxxx0765	Ph#808-541-8600
Fax#808-483-4675
1082	Aero	PNC Bank	xxxxxx6928	4120 North Harlem Ave.
			ach's & deposits	Norridge, IL 60706
			xxxxx0096	Krystyna Lewandowski
			new for 2010	Ph#708-452-2370 ext#21336
		10/3/2011	deposit routing #
			xxxx-0120	fax#708-453-8929
1083	Aero	Bank of America	xxxxxxxx7558	10101 SW Washington Square Rd.
Portland, OR 97223
			aba#xxxxx0045	Rep. Tracey Popoola
		3/11/2010		Ph# 800-657-9533

1085	Aero	Bank of America	xxxxxxxx5386	1688 Glide Well Drive
Burlington, NC 27215
			aba#xxxxx0045	branch #336-290-8924 or 8912 Stacey Warner
		3/4/2011		Anute Boonyachai
Ph# 1-800-657-9533 ext# 50657
1086	Aero	Bank of America	xxxxxxxx7574	850 N. Homestead Blvd.
Homestead, Fl. 33030
		3/26/2010		Rep. Tracey Popoola
			aba# xxxxx0045	Ph# 800-657-9533

1087	Aero	Farmington	xxxx8798	439 Westfarms Mall ste#B103
Farmington, CT 06032
		7/30/2010	ach & deposit routing	Roshan Patel
			xxxxx0347	Ph#860-284-6302
Fax#860-561-6103
1088	Aero	Wachovia	xxxxxxxxx3216	1900 West 49th St.

26324798v5 244426.000003

Hialeah, FL 33012
		4/30/2010	aba# xxxxx0219	Karen Singletary
404-214-1432
Branch# 305-820-6440
1089	Aero	Wells Fargo	xxxxxx8208	5458 Whittier Blvd.
			aba#xxxxx0076	Commerce, CA 90040
			deposit routing#	Patricia Barclay
		10/16/2010	xxxxx0391	Ph#303-470-8908

1090	Aero	Bank of America	xxxxxxxx8049	21060 St Andrews Blvd.
Boca Raton, FL 33433
			aba#xxxxx0045	Anute Boonyachai
		6/18/2010		Ph# 1-800-657-9533 ext# 50657

1091	Aero	First Community Bank	xxxx6504	Rt 460 Mercer Mall
Bluefield, WV 24701
		6/25/10	ach & deposit routing#	Pamela Nuckols
			xxxxx1299	Ph# 304-327-0437
tran code 10
1092	Aero	Bank of America	xxxxxxx1463	1 Perimeter Center East NE
Atlanta, GA 30346
			aba#xxxxx0045	Anute Boonyachai
		4/29/2011		Ph# 1-800-657-9533 ext# 50657
branch #770-392-5059
1093	Aero	Bank of America	xxxxxxxx1298	350 Fulton Street
Brooklyn, NY 11201
			aba#xxxxx0045	Anute Boonyachai
		11/18/2010		Ph# 1-800-657-9533 ext# 50657

1094	Aero	Bank of America	xxxxxxxx3303	2405 W. Interstate 20

26324798v5 244426.000003

Grand Prairie, TX 75052
			aba#xxxxx0045	rep Donna Davis
		8/16/2012		ph#1-888-715-1000 ext#53224
branch#972-343-5750
1095	Aero	Bank of America	xxxxxxxx8065	7825 Monterey St.
Gilroy, CA 95020
		6/18/2010	aba#xxxxx0045	Anute Boonyachai
Ph# 1-800-657-9533 ext# 50657

1096	Aero	Tuscola National	x3541	900 S. Progress Blvd.
Tuscola, IL 61953
		7/23/2010	ach & deposit	Kim Martin
			xxxxx5798	Ph# 217-253-4711
tran code (20)
1097	Aero	Bank of America	xxxxxxxx8463	1055 NE 8th St.
Bellevue, WA 98004
		9/17/2010	aba#xxxxx0045	dedicated central one
Anute #888-715-1000 ext#50657
branch #206-358-5112
1099	Aero	First Federal Savings	xxxxxx9001	4962 Centre Pointe Drive.
North Charleston, SC 29418
			ach & deposit routing#	Pat Healey
		4/6/2012	xxxxx1945	Ph#843-744-6868
Fax#843-747-0824
1101	Aero	MB Financial	xxxxxx7345	7222 West Cermak
North Riverside, IL 60546
			ach & deposit routing	Alek Savic #630-203-2724
		3/25/2011	xxxxx1737	Sharon Vaugh
branch# 708-442-3531
1102	Aero	Bank of America	xxxxxxxx9420	27489 Ynez Rd.

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Temecula, CA 92591
			aba#xxxxx0045	Anute Boonyachai
		3/18/2011		Ph# 1-800-657-9533 ext# 50657
branch #951-676-4114
1104	Aero	Suntrust	xxxxxxxxx2175	20295 South Dixie Highway
Cutler Bay, FL 33189
		combo with PS #3291	aba#xxxxx0104
		4/1/2011	deposit routing	Rep James Fields #804-264-4077
xxxxx0020
1105	Aero	Wells Fargo	xxxxxx5225	4384 West Rodeo Rd.
Santa Fe, NM 87505
			aba#xxxxx0076	Pat Barclay
		3/25/2011	deposit routing	Ph#303-470-8908 Fax#303-791-2558
			xxxxx0391	branch #505-424-3882
1106	Aero	Regions	xxxxxx7869	6408 Interstate 45
LaMarque, TX 77568
		10/18/2012	ach & deposit routing#	Rep (Juanita Green)
		combo with PS #3314	xxxxxx0019	ph#205-264-5239
same account number
1107	Aero	Citizens	xxxxxx5497	268 Daniel Webster Highway
Merrimack, NH 03054
			ach & deposit routing#	Christine Malloy
		6/14/2012	xxxxx1533	Ph#603-851-0707

1108	Aero	Bank of America	xxxxxxxx4920	1603 Hawthorne Blvd.
Redondo Beach, CA 90278
			aba# xxxxx0045	Rep Donna Davis
		5/24/2013		Ph# 1-888-715-1000 ext#53224

1109	Aero	Capital One	xxxxxx0735	Capital One French Quarter

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137 Royal St.
			aba# xxxxx0090	New Orleans, LA 70130
		5/22/2014	deposit routing	Rep: Tammy Pratts -504-533-2905
			xxxxx0001	branch# 504-533-3586
1110	Aero	Bank of America	xxxxxxxx5563	37 E. 2nd St.
Calexico, CA 92231
		11/15/2013	aba# xxxxx0045	Rep: Marie Dunn
		combo with PS #3330		#1-888-715-1000 ext#53224
same account number
1111	Aero	Bank of America	xxxxxxxx5039	1550 Town Lake Pkwy
Woodstock, GA 30188
			#xxxxx0045	Rep: Marie Dunn
		7/17/2013		#1-888-715-1000 ext#53224

1112	Aero	Wells Fargo	xxxxxx5966	9082 West Glendale Ave.
Glendale, AZ 85305
			ach#xxxxx0248	Karen Singletary #404-214-1432
		11/15/2012	deposit routing	branch# 623-772-7420 or 602-528-7367
xxxxx0392
1114	Aero	JP Morgan Chase	xxxxx5361	8450 Van Nuys Blvd.
Panorama City, CA 91402
			aba#xxxxx0021	Joe Opulski
		8/16/2013	deposit routing	Ph#646-582-7278
		combo with PS #3353	xxxxx1028	branch#818-892-1171
same account number
1115	Aero	Wells Fargo	xxxxxx7225	40 College Rd.
Fairbanks, AK 99701
			aba#xxxxx0248	Karen Singletary #404-214-1432
		3/22/2013	deposit routing	branch# 907-459-4361

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xxxxx0392
1116	Aero	Wells Fargo	xxxxxx5958	1 East 16th St.
Yuma, AZ 85365
			ach#xxxxx0248	Karen Singletary #404-214-1432
		11/16/2012	deposit routing	branch# 480-612-6171
xxxxx0392
1118	Aero	M&T	xxxxxx9239	6262 Oxon Hill Rd.
Oxon Hill, MD 20745
		11/21/2013	ach#xxxxx0113	rep: Sharon Coates
		combo with PS #3401	deposit routing#	#410-244-4207
		same account number	xxxxx0033
1120	Aero	First American	xxxxxxx9702	7747 Waukegan Rd.
Niles, IL 60714
			aba & deposit routing	Anu or Goldie
		8/1/2013	xxxxx2777	Ph#847-663-6000
tran code#031
1122	Aero	Trustmark	xxxxxx8300	2425 Highway 80 East
Pearl, MS 39208
			aba#xxxxx0279	Bradley Knight #601-939-1571 (Pearl branch)
		11/14/2013		Pam Ingram #601-932-0270 (Flowood branch)

1126	Aero	BB&T	xxxxxxxxx5647	4900 E. 42nd St.
Odessa, TX 79762
		3/30/2015	ach & deposit routing#	rep. Mary Elaine Long #410-860-1904
		combo with PS #3381	xxxxx3308	branch#432-272-8321
		same account number	tran code#13
1127	Aero	JP Morgan Chase	xxxxx0708	420 W. Mariposa Rd.
Nogales, AZ 85621

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		6/13/2014	aba#xxxxx0024	branch#520-281-3242
		combo with PS #3383	deposit routing	Tonya Williams
		same account number	xxxxx1025	ph#646-582-7283
1128	Aero	JP Morgan Chase	xxxxx5118	2130 Bartow Ave.
Bronx, NY 10475
			ach#xxxxx0021	Tonya Williams
		9/12/2014	deposit routing	ph#646-582-7283
			xxxxx1028	branch#718-862-9480
1129	Aero	Citizens National	xxx8521	100 Citizens Blvd.
Simpsonville, KY 40067
			aba#xxxxx1621	Simeon Phillips
		7/31/2014		#502-722-2257

1130	Aero	Bank of America	xxxxxxxx7124	500 Bear Mountain Blvd.
Arvin, CA 93203
aba#xxxxx0045
		8/7/2014		Marie Dunn
#1-800-715-10000 ext#53224
1132	Aero	Bank of America	xxxxxxxx7111	4433 South Tryon St.
Charlotte, NC 28217
aba#xxxxx0045
		7/31/2014		Marie Dunn
#1-800-715-10000 ext#53224
1138	Aero	Sun Trust	xxxxxxxxx3523	140 Pooler Parkway
Pooler, GA 31322
deposit & ach routing
		7/13/2015	xxxxx0104	Tracy Fleming
branch#912-348-6094 #912-348-6056
1515	Aero	Bank of America	xxxxxxxx8654	1140 Ave. of The Americas

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New York, NY 10036
	aba# xxxxx0045	Anute #888-715-1000 ext#50657
10/22/2010		branch #206-358-5112

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P.S. from AEROPOSTALE

STORE
#	DIV	BANK NAME	ACCOUNT#	ADDRESS
3218	P.S.	Susquehanna	xxxxxxx2501	8000 Sagemore Drive ste#8101
Marlton, NJ 08053
		8/14/2009	ach & deposit	Mary Brown
			xxxxx9123	Ph# 856-983-4000
Fax# 856-983-4385
3226	P.S.	Frost	xxxxx9083	221 Wonder World Drive
			ach & deposit	San Marcos, TX 78667
		3/11/2010	xxxxx0093	Barbara Castleberry
			tran code (20)	Ph 512-393-5647 main# 800-562-6732
fax 512-393-5721
3249	P.S.	Bank of America	xxxxxxxx8081	100 1st Street
Elizabethport, NJ 07209
			aba#xxxxx0045	Anute Boonyachai
		7/2/2010		Ph# 1-800-657-9533 ext# 50657

3254	P.S.	Hamilton State	xxxx0962	4979 Bill Gardner Pkwy
Locust Grove, GA 30248
			ach & deposit routing	Bonnie
		10/8/2010	xxxxx1171	Ph#770-507-9502

3255	P.S.	JP Morgan Chase	xxxxx7516	1450 Old Country Rd.
Riverhead, NY 11901
			ach#xxxxx0021	Rep: Carlos Santiago
		8/13/2010	deposit routing	Ph#212-552-8183
			xxxxx1028	Branch# 631-369-2206 or 2298 (Amy teller)
3256	P.S.	Wells Fargo	xxxxxx2081	665 E. Redd Rd.

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El Paso, TX 79932
			aba#xxxxx0076	Patricia Barclay
		7/16/2010	deposit routing#xxxxx0391	Ph#303-470-8908

3262	PS	First Citizens	xxxxxxxx6263	8541 Concord Mills Blvd.
Concord, NC 28027
			ach & deposit routng#	Tracey Jacobs
		6/3/2011	xxxxx1007	Branch# 704-979-3165

3264	PS	Suntrust	xxxxxxxxx2142	4582 South Kirkman Rd.
Orlando, FL 32819
ach#xxxxx0104
		3/25/2011	deposit routing	Rep James Fields #804-264-4077
			xxxxx0020	Daniel Shuford #877-891-5489 ext#71114 treasury
3267	PS	Wachovia	xxxxxxxxx0165	3766 Renee Dr.
Myrtle Beach, SC 29579
			aba#xxxxx0219	Karen Singletary
		4/15/2011		404-214-1432
branch #843-903-5359
3269	PS	IBC	xxxxxx5835	5800 San Dario Ave.
Laredo, TX 78041
			ach & deposit routing	Alejandra Aragon
		10/7/2011	xxxxx2528	Ph#956-722-7611
			tran code (131)	main (956-726-6630)
3270	PS	Wachovia	xxxxxxxxx0152	1900 W. 49th St.
Hialeah, FL 33012
			aba#xxxxx0219	Karen Singletary
		4/29/2011		404-214-1432

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3292	PS	Bank of America	xxxxxxxx2401	20003 Katy Freeway
Katy, TX 77450
			aba#xxxxx0045	Anute Boonyachai
		3/23/2012		Ph# 1-800-657-9533 ext# 50657
Branch# 281-492-1471
3332	PS	Bank of America	xxxxxxxx5042	1550 Town Lake Pkwy
Woodstock, GA 30188
			aba#xxxxx0045	Marie Dunn
		7/17/13		Ph#1-888-715-1000

3371	PS	Plains Capital	xxxxxx8063	6002 Slide Rd.
Lubbock, TX 79414
			aba#xxxxx2994	Taylor May
		3/22/2013	deposit routing#	Ph#806-785-6255
xxxx2299

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Corporate Bank Accounts
Active Accounts

	Company	Bank	Description	Account #	Lawson G/L #	Notes	Address	ABA #/Transit Routing #	Fed Wire Transfer #

1	Aeropostale	BOA Concentration	ACH-Store Depository Sweep	xxxx7831	N/A-linked to x-xx0100	Linked to #xxxx7857	100 Federal Street, Boston MA 02110	xxx xx1 539	xxx xx9 593

2	Aeropostale	BOA Master Disbursement	ACH	xxxx7857	x-xx0100		100 Federal Street, Boston MA 02110	xxx xx0 138	xxx xx9 593

3	Aeropostale	BOA Payroll Checks	Printed Checks - Payroll	xxxx2526	x-xx1100		100 Federal Street, Boston MA 02110	xxx xx1 539	xxx xx9 593

4	Aeropostale West	BOA Payroll Checks	Printed Checks - Payroll	xxxx0344	x-xx1100		100 Federal Street, Boston MA 02110	xxx xx1 539	xxx xx9 593

5	Aeropostale	BOA Payroll-Electonic Debits	ACH/Reverse Wires-DD/Taxes/PC	xxxxxx8763	x-xx1200		100 Federal Street, Boston MA 02110	xxx xx0 138	xxx xx9 593

6	Aeropostale West	BOA Master Store Depository	Store Depository Sweep	xxxxxx2031	N/A	N/A-Linked to #xxxx7857	100 Federal Street, Boston MA 02110	xxx xx0 365	xxx xx9 593

7	Aeropostale West	BOA Operations	ACH	xxxxxx0747	x-xx0100		100 Federal Street, Boston MA 02110	xxx xx0 138	xxx xx9 593

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8	Aeropostale	BOA Master Store Depository	Store Depository Sweep	xxxxxx2358	N/A	N/A-Linked to #xxxx7857	100 Federal Street, Boston MA 02110	xxx xx1 539	xxx xx9 593

9	Aeropostale	BOA Change Fund	Change Fund for New Store Openings	xxxxxxxx1823	N/A	N/A-Linked to #xxxx7857	100 Federal Street, Boston MA 02110	xxx xx0 045	xxx xx9 593

10	Aeropostale	BOA Corporate Depository	Corporate Depository - Wayne Office	xxxxxxxx 1548	N/A	N/A-Linked to #xxxx7857	100 Federal Street, Boston MA 02110	xxx xx0 045	xxx xx9 593

11	Aeropostale	Citibank Concentration	ACH-Credit Card Depository	xxxx8705	x-xx0300		One Penn Way, New Castle DE 19720	xxx xx0 082	xxx xx0 089

12	Aeropostale	Citibank Master Disbursement	ACH & Swift	xxxx8604	x-xx0200		One Penn Way, New Castle DE 19720	xxx xx0 089	xxx xx0 089

13	Aeropostale	Citibank A/P Disbursement	Printed Checks - A/P	xxxx8271	x-xx1000		One Penn Way, New Castle DE 19720	xxx xx0 209	xxx xx0 089

14	Aero GC Management	Citibank Operating	ACH-Vendor (Blackhawk) Depository	xxxx0835	x-xx0300		One Penn Way, New Castle DE 19720	xxx xx0 089	xxx xx0 089

15	Aeropostale Licensing	Citibank Operating	Licensing Receipts (International Wire)	xxxx3292	x-xx0300		One Penn Way, New Castle DE 19720	xxx xx0 082	xxx xx0 089

16	GoJane LLC	Citibank Concentration	ACH-Credit Card Depository	xxxx9691	xx-xx0300		One Penn Way, New Castle DE 19720	xxx xx0 089

17	Intentionally Omitted

18	Aeropostale	Wells Fargo	ACH/SWIFT	xxx-xxx0178	x-xxxxxx-xxx275		301 South Tryon Street, Charlotte, NC 28282	xxx xx0 248	xxx xx0 248

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19	Aeropostale	Wells Fargo	Disbursement Account	xxx-xxx1641	x-xxxxxx-xx1500	301 South Tryon Street, Charlotte, NC 28282	xxx xx3 824	xxx xx0 248

20	Aeropostale Procurement	Wells Fargo	ACH/SWIFT	xxx-xxx0776	x-xxxxxx-xx0275	301 South Tryon Street, Charlotte, NC 28282	xxx xx0 248	xxx xx0 248

21	Aeropostale Procurement	Wells Fargo	Disbursement Account	xxxxxx0526	x-xxxxxx-xx1500	301 South Tryon Street, Charlotte, NC 28282	xxx xx3 824	xxx xx0 248

22	Aeropostale	Wells Fargo Concentration	ACH-Credit Card Depository	xxxxxx3751	x-xxxxxx-xx0375	301 South Tryon Street, Charlotte, NC 28282	xxx xx0 248	xxx xx0 248

23	Aero GC Management	Wells Fargo GC	ACH-Vendor Depository	xxxxxx3965	x-xxxxxx-xx0375	301 South Tryon Street, Charlotte, NC 28282	xxx xx0 248	xxx xx0 248

24	Aeropostale Licensing	Wells Fargo LIC	Licensing Receipts	xxxxxx3744	x-xxxxxx-xx0375	301 South Tryon Street, Charlotte, NC 28282	xxx xx0 248	xxx xx0 248

25	GoJane LLC	Wells Fargo GJ	ACH-Credit Card Depository	xxxxxx3973	xx-xxxxxx-xx0375	301 South Tryon Street, Charlotte, NC 28282	xxx xx0 248	xxx xx0 248

26324798v5 244426.000003